EXECUTION VERSION 1 122350498\V-3 AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of October 25, 2022 is among AVANTOR RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), VWR INTERNATIONAL, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “VWR”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), AVANTOR FUNDING, INC., as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”), PNC, as issuer of Letters of Credit (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”), PNC, as related committed purchaser (in such capacity, together with its successors and assigns in such capacity, the “Related Committed Purchaser”) and PNC as purchaser agent for the PNC Purchaser Group (in such capacity, together with its successors and assigns in such capacity, the “Purchaser Agent”). RECITALS WHEREAS, the Seller, the Servicer, the LC Bank, the Related Committed Purchaser, the Purchaser Agent and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of March 27, 2020 (as amended by Amendment No. 1 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated as of December 21, 2021, and as may be further amended, supplemented, modified or restated prior to the date hereof, the “Existing Agreement”, and as amended hereby and as may be further amended, supplemented, modified or restated from time to time, the “Agreement”); WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of March 27, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrator; and WHEREAS, the parties hereto are not related within the meaning of Section 267(b) or 707(b)(1) of the Internal Revenue Code of 1986 and have determined, based on bona fide, arm’s length negotiations between the parties, that the fair market value of the Agreement before giving effect to this Amendment is substantially equivalent to its fair market value after giving effect hereto. NOW, THEREFORE, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows: 1. Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth herein.

2 122350498\V-3 2. Certain Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Existing Agreement. 3. Amendments. Effective as of the date hereof, the Existing Agreement is hereby amended to add or delete such text as may be necessary to conform the Existing Agreement to the agreement attached as Exhibit A. 4. Representations and Warranties. The Seller, Servicer and Performance Guarantor hereby represent and warrant that: (a) no Termination Event or Unmatured Termination Event exists or will exist immediately after giving effect to the transactions contemplated hereby, (b) all representations and warranties of such party contained in the Existing Agreement, in this Amendment and in the other Transaction Documents are true and correct in all material respects (without duplication of any materiality qualifiers), (c) the execution, delivery and performance of this Amendment and any other document related hereto by such party have been duly authorized by all necessary corporate or other organizational action, and (d) this Amendment and any other document related hereto have been duly executed and delivered by such party. 5. Limitation; Effect of Amendment. No provision of the Existing Agreement or any other Transaction Document is amended or waived in any way other than as provided herein. Except as set forth expressly herein, all terms of the Existing Agreement and the other Transaction Documents shall be and remain in full force and effect and are hereby ratified and confirmed, and shall constitute the legal, valid, binding, and enforceable obligations of the parties thereto. As of the date hereof, each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Existing Agreement (including, without limitation, by means of words like “thereunder,” “thereof”, “therein” and words of like import), shall mean and be a reference to the Existing Agreement as amended by this Amendment. This Amendment constitutes a Transaction Document. 6. No Novation or Mutual Departure. The Seller, the Servicer and the Performance Guarantor expressly acknowledge and agree that there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Agreement or any of the Transaction Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendments in Section 3. 7. Counterparts; Effectiveness. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Effective Date of this Amendment, as set forth above, shall be completed by the Administrator as of the date when this Amendment shall have been executed by the Administrator and when the Administrator shall have received counterparts of this Amendment, properly executed by the Seller, the Servicer the Performance Guarantor, the LC Bank, the Related Committed Purchaser and the Purchaser Agent. (b) The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in

3 122350498\V-3 electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The parties hereto agree that this Amendment may, at the Administrator’s option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrator of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. 8. Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment. 9. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. 10. Fees and Costs. Seller will pay on demand all out-of-pocket fees, costs, and expenses of Administrator, including but not limited to the fees and expenses of outside counsel, in connection with the preparation, execution, and delivery of this Amendment in each case subject to and in the manner set forth in Section 6.4(a) of the Existing Agreement. 11. Governing Law, Etc. The terms of the Existing Agreement relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. 12. Reaffirmation of the Performance Guaranty. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. 13. Construction. Reference to this Amendment means this Amendment, together with Exhibit A attached hereto. [Signature Pages Follow]

Amendment No. 2 to Receivables Purchase Agreement (PNC-VWR) S-1 IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written. ATTEST: AVANTOR RECEIVABLES FUNDING, LLC, as Seller By: Name: Title: VWR INTERNATIONAL, LLC, as Servicer By: Name: Title: PNC BANK, NATIONAL ASSOCIATION, individually and as Administrator, LC Bank, Related Committed Purchaser and Purchaser Agent By: Name: Title: Scott Baker Secretary Scott Baker Secretary DocuSign Envelope ID: 7CDDDC55-0E43-4C99-B0AA-0FF552ABF576

Amendment No. 2 to Receivables Purchase Agreement (PNC-VWR) S-1 IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written. ATTEST: AVANTOR RECEIVABLES FUNDING, LLC, as Seller By: Name: Title: VWR INTERNATIONAL, LLC, as Servicer By: Name: Title: PNC BANK, NATIONAL ASSOCIATION, individually and as Administrator, LC Bank, Related Committed Purchaser and Purchaser Agent By: Name: Title: Eric Bruno Senior Vice President

Amendment No. 2 to Receivables Purchase Agreement (PNC-VWR) S-2 AVANTOR FUNDING, INC. as Performance Guarantor By: Name: Scott Baker Title: Senior Vice President and Assistant Secretary DocuSign Envelope ID: 7CDDDC55-0E43-4C99-B0AA-0FF552ABF576

122350498\V-3 Exhibit A Conformed Receivables Purchase Agreement

EXHIBIT A TO AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT 122351039\V-4 RECEIVABLES PURCHASE AGREEMENT dated as of March 27, 2020 among AVANTOR RECEIVABLES FUNDING, LLC, as Seller VWR INTERNATIONAL, LLC, as Servicer THE VARIOUS CONDUIT PURCHASERS FROM TIME TO TIME PARTY HERETO, THE VARIOUS RELATED COMMITTED PURCHASERS FROM TIME TO TIME PARTY HERETO, THE VARIOUS PURCHASER AGENTS FROM TIME TO TIME PARTY HERETO, THE VARIOUS LC PARTICIPANTS FROM TIME TO TIME PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, as Administrator and LC Bank

TABLE OF CONTENTS - i - 122351039\V-4 ARTICLE I AMOUNTS AND TERMS OF THE PURCHASES Section 1.1 Purchases..................................................................................................... 1 Section 1.2 Making Purchases ....................................................................................... 3 Section 1.3 Purchased Interest Computation ................................................................. 6 Section 1.4 Settlement Procedures ................................................................................. 6 Section 1.5 Fees ........................................................................................................... 11 Section 1.6 Payments and Computations, Etc ............................................................. 12 Section 1.7 Increased Costs ......................................................................................... 13 Section 1.8 SOFR Notification; Conforming Changes. ............................................... 14 Section 1.9 Funding Losses ......................................................................................... 15 Section 1.10 Taxes ......................................................................................................... 15 Section 1.11 SOFR Rate Unascertainable; Increased Costs; Illegality .......................... 16 Section 1.12 Benchmark Replacement Setting. ............................................................. 18 Section 1.13 Letters of Credit ........................................................................................ 19 Section 1.14 Issuance of Letters of Credit ..................................................................... 20 Section 1.15 Requirements For Issuance of Letters of Credit ....................................... 21 Section 1.16 Disbursements, Reimbursement ............................................................... 21 Section 1.17 Repayment of Participation Advances. ..................................................... 22 Section 1.18 Documentation .......................................................................................... 22 Section 1.19 Determination to Honor Drawing Request ............................................... 22 Section 1.20 Nature of Participation and Reimbursement Obligations ......................... 23 Section 1.21 Indemnity .................................................................................................. 24 Section 1.22 Liability for Acts and Omissions .............................................................. 24 Section 1.23 Extension of Termination Date ................................................................. 26

TABLE OF CONTENTS (continued) - ii - 122351039\V-4 Section 1.24 Yield Options ............................................................................................ 26 Section 1.26 Selection of Yield ..................................................................................... 27 ARTICLE II REPRESENTATIONS AND WARRANTIES; COVENANTS; TERMINATION EVENTS Section 2.1 Representations and Warranties; Covenants ............................................. 27 Section 2.2 Termination Events ................................................................................... 27 ARTICLE III INDEMNIFICATION Section 3.1 Indemnities by the Seller .......................................................................... 27 Section 3.2 Indemnities by the Servicer ...................................................................... 29 ARTICLE IV ADMINISTRATION AND COLLECTIONS Section 4.1 Appointment of the Servicer ..................................................................... 30 Section 4.2 Duties of the Servicer................................................................................ 31 Section 4.3 Collection Account Arrangements ............................................................ 32 Section 4.4 Enforcement Rights .................................................................................. 32 Section 4.5 Responsibilities of the Seller .................................................................... 33 Section 4.6 Servicing Fee ............................................................................................ 34 ARTICLE V THE AGENTS Section 5.1 Appointment and Authorization ............................................................... 34 Section 5.2 Delegation of Duties ................................................................................. 35 Section 5.3 Exculpatory Provisions ............................................................................. 35 Section 5.4 Reliance by Agents ................................................................................... 36

TABLE OF CONTENTS (continued) - iii - 122351039\V-4 Section 5.5 Notice of Termination Events ................................................................... 36 Section 5.6 Non-Reliance on Administrator, Purchaser Agents and Other Purchasers37 Section 5.7 Administrator, Purchasers, Purchaser Agents and Affiliates .................... 37 Section 5.8 Indemnification ......................................................................................... 37 Section 5.9 Successor Administrator ........................................................................... 38 ARTICLE VI MISCELLANEOUS Section 6.1 Amendments, Etc ...................................................................................... 38 Section 6.2 Notices, Etc ............................................................................................... 39 Section 6.3 Successors and Assigns; Participations; Assignments .............................. 39 Section 6.4 Costs and Expenses ................................................................................... 41 Section 6.5 No Proceedings; Limitation on Payments................................................. 42 Section 6.6 GOVERNING LAW AND JURISDICTION ........................................... 43 Section 6.7 Confidentiality .......................................................................................... 44 Section 6.8 Execution in Counterparts......................................................................... 44 Section 6.9 Survival of Termination ............................................................................ 44 Section 6.10 WAIVER OF JURY TRIAL ..................................................................... 44 Section 6.11 Sharing of Recoveries ............................................................................... 45 Section 6.12 Right of Setoff........................................................................................... 45 Section 6.13 Entire Agreement ...................................................................................... 45 Section 6.14 Headings ................................................................................................... 45 Section 6.15 Purchaser Groups’ Liabilities ................................................................... 45 Section 6.16 Tax Treatment ........................................................................................... 46 Section 6.17 USA Patriot Act ........................................................................................ 46 Section 6.18 Severability ............................................................................................... 46

TABLE OF CONTENTS (continued) - iv - 122351039\V-4 Section 6.19 Currency .................................................................................................... 46 Section 6.20 Currency Equivalence ............................................................................... 46

- v - 122351039\V-4 EXHIBITS Exhibit I Definitions Exhibit II Conditions to Purchases Exhibit III Representations and Warranties Exhibit IV Covenants Exhibit V Termination Events SCHEDULES Schedule I Credit and Collection Policy Schedule II Collection Account Banks and Collection Accounts Schedule III Actions and Proceedings ANNEXES Annex A-1 Form of Information Package Annex A-2 Form of Weekly Report Annex A-3 Form of Daily Report Annex B Form of Purchase Notice Annex C Form of Assumption Agreement Annex D Form of Transfer Supplement Annex E Form of Paydown Notice Annex F Form of Letter of Credit Application

- 1 - 122351039\V-4 This RECEIVABLES PURCHASE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of March 27, 2020, among AVANTOR RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), VWR INTERNATIONAL, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “VWR”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the various Conduit Purchasers from time to time party hereto, the various Related Committed Purchasers from time to time party hereto, the various Purchaser Agents from time to time party hereto, the various LC Participants from time to time party hereto and PNC BANK, NATIONAL ASSOCIATION, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”). BACKGROUND The Seller (i) desires to sell, transfer and assign an undivided variable percentage ownership interest in a pool of Receivables, and the Purchasers desire to acquire such undivided variable percentage ownership interest, as such percentage interest shall be adjusted from time to time based upon, in part, reinvestment payments that are made by such Purchasers and (ii) may, subject to the terms and conditions hereof, request that the LC Bank issue or cause the issuance of one or more Letters of Credit. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: DEFINITIONS Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I. References in the Exhibits, Schedules and Annexes hereto to the “Agreement” refer to this Agreement, as amended, restated, supplemented or otherwise modified from time to time. ARTICLE I AMOUNTS AND TERMS OF THE PURCHASES Section 1.1 Purchases. (a) On the terms and subject to the conditions hereof, the Seller may, from time to time before the Facility Termination Date, (i) ratably (based on each Purchaser Group’s Ratable Share) request that each Purchaser Group’s Conduit Purchaser or, only if there is no Conduit Purchaser in such Purchaser Group or a Conduit Purchaser denies such request or is unable to fund (and provides notice of such denial or inability to the Seller, the Administrator and its Purchaser Agent), ratably (based on each Purchaser Group’s Ratable Share) request that its Related Committed Purchasers, make purchases of and reinvestments in undivided percentage ownership interests with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date and (ii) request that the LC Bank issue or cause the issuance of Letters of Credit, in each case subject to the terms hereof (each such purchase,

- 2 - 122351039\V-4 reinvestment or issuance is referred to herein as a “Purchase”). Subject to Section 1.4(b) concerning reinvestments, at no time will a Conduit Purchaser have any obligation to make a Purchase. Each Related Committed Purchaser severally hereby agrees, on the terms and subject to the conditions hereof, to make Purchases of undivided percentage ownership interests with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date, based on the applicable Purchaser Group’s Ratable Share of each Purchase requested pursuant to Section 1.2(a) (and, in the case of each Related Committed Purchaser, its Commitment Percentage of its Purchaser Group’s Ratable Share of such Purchase) and, on the terms of and subject to the conditions of this Agreement, the LC Bank agrees to issue Letters of Credit in return for (and each LC Participant hereby severally agrees to make participation advances in connection with any draws under such Letters of Credit equal to such LC Participant’s Pro Rata Share of such draws) undivided percentage ownership interests with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date; provided, that under no circumstances shall any Purchaser make any Purchase (including, without limitation, any mandatory deemed Purchases pursuant to Section 1.1(b)) or issue any Letters of Credit hereunder, as applicable, if, after giving effect to such Purchase, the (i) aggregate outstanding amount of the Capital funded by such Purchaser, when added to all other Capital funded by all other Purchasers in such Purchaser’s Purchaser Group would exceed (A) its Purchaser Group’s Group Commitment (as the same may be reduced from time to time pursuant to Section 1.1(c)) minus (B) the LC Bank’s or the related LC Participant’s, as applicable, Pro Rata Share of the face amount of any outstanding Letters of Credit, (ii) Aggregate Capital plus the LC Participation Amount would exceed the lesser of (x) the Purchase Limit and (y) an amount equal to the Net Receivables Pool Balance plus the Dollar Equivalent of any amount on deposit in the LC Collateral Account minus the Total Reserves, (iii) LC Participation Amount would exceed the aggregate of the Commitments of the LC Bank and the LC Participants or (iv) the aggregate Capital of the Alternative Currency Purchases would exceed the Alternative Currency Sublimit. The Seller may, subject to the requirements and conditions herein, use the proceeds of any Purchase by the Purchasers hereunder to satisfy its Reimbursement Obligation to the LC Bank and the LC Participants (ratably, based on the outstanding amounts funded by the LC Bank and each such LC Participant) pursuant to Section 1.15. (b) In addition, in the event the Seller fails to reimburse the LC Bank for the full Dollar Equivalent amount of any drawing under any Letter of Credit on the applicable Drawing Date (out of its own funds available therefor) pursuant to Section 1.15, then the Seller shall, automatically (and without the requirement of any further action on the part of any Person hereunder), be deemed to have requested a new Purchase from the Conduit Purchasers or Related Committed Purchasers, as applicable, on such date, on the terms and subject to the conditions hereof, in an amount equal to the amount of such Reimbursement Obligation after giving effect to the application of funds available in the LC Collateral Account, if any, at such time without resulting in a Termination Event hereunder. Subject to the limitations on funding set forth in paragraph (a) above (and the other requirements and conditions herein), the Conduit Purchasers or Related Committed Purchasers, as applicable, shall fund such deemed Purchase request and deliver the proceeds thereof directly to the Administrator to be immediately distributed to the LC Bank and the applicable LC Participants (ratably, based on the outstanding amounts funded by

- 3 - 122351039\V-4 the LC Bank and each such LC Participant) in satisfaction of the Reimbursement Obligation pursuant to Section 1.15. (c) The Seller may, upon sixty (60) days’ written notice to the Administrator and each Purchaser Agent, terminate the purchase facility in whole or reduce the unfunded portion of the Purchase Limit in whole or in part (but not below the amount which would cause the Group Capital of any Purchaser Group plus the LC Bank’s or the related LC Participant’s, as applicable, Pro Rata Share of the face amount of any outstanding Letters of Credit to exceed its Group Commitment (after giving effect to such reduction)); provided that each partial reduction shall be in the amount of at least $5,000,000, and in integral multiples of $1,000,000 in excess thereof and that, unless terminated in whole, the Purchase Limit shall in no event be reduced below $125,000,000. Each reduction in the Commitments hereunder shall be made ratably among the Purchasers in accordance with their respective Commitments and the Alternative Currency Sublimit shall be ratably reduced. The Administrator shall advise the Purchaser Agents of any notice received by it pursuant to this Section 1.1(c); it being understood that (in addition to and without limiting any other requirements for termination, prepayment and/or the funding of the LC Collateral Account hereunder) no such termination or reduction shall be effective unless and until (i) in the case of a termination, the Dollar Equivalent of the amount on deposit in the LC Collateral Account is at least equal to the then outstanding LC Participation Amount and (ii) in the case of a partial reduction, the Dollar Equivalent of the amount on deposit in the LC Collateral Account is at least equal to the positive difference between the then outstanding LC Participation Amount and the Purchase Limit as so reduced by such partial reduction. (d) Each of the parties hereto hereby acknowledges and agrees that the Purchaser Group that includes PNC, as a Purchaser Agent and as a Purchaser, shall not include a Conduit Purchaser, and each request by the Seller for ratable Purchases by the Conduit Purchasers pursuant to Section 1.1(a) shall be deemed to be a request that the Related Committed Purchasers in PNC’s Purchaser Group make their ratable share of such Purchases. (e) Notwithstanding anything to the contrary in this Agreement, the Aggregate Capital shall equal at least the Minimum Funding Threshold at all times (other than with respect to up to thirty (30) consecutive calendar days in any calendar year. Section 1.2 Making Purchases. (a) Each Funded Purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder may be made on any day upon the Seller’s irrevocable written notice in the form of Annex B (each, a “Purchase Notice”) delivered to the Administrator and each Purchaser Agent in accordance with Section 6.2 (which notice must be received by the Administrator and each Purchaser Agent (i) before 12:00 Noon New York City time on the requested Purchase Date for a Funded Purchase equal to or less than $50,000,000 and (ii) before 2:00 p.m. New York City time for all other Funded Purchases at least one (1) Business Day before the requested Purchase Date), which notice shall specify: (A) in the case of a Funded Purchase (other than one made pursuant to Section 1.15(b)), the amount requested to be paid to the Seller by each Purchaser Group (such amount, which, with respect to Dollar Purchases, shall not be less than $300,000 (or such lesser amount as agreed to by the Administrator) and shall be in integral multiples of $100,000 in excess thereof and, with respect

- 4 - 122351039\V-4 to Alternative Currency Purchases, shall not be less than €300,000 (or such lesser amount as agreed to by the Administrator) and shall be in integral multiples of €100,000 in excess thereof, in each case, with respect to each Purchaser Group), (B) the date of such Funded Purchase (which shall be a Business Day or in the case of an Alternative Currency Purchase, a Settlement Date), (C) the currency denomination in which the Funded Purchase is to be made, (D) for Funded Purchases being funded by a Purchaser other than through the issuance of Notes (1) the type of Alternate Rate requested for such Funded Purchase and (2) if applicable, the Tranche Period for such Funded Purchase and (E) the pro forma calculation of the Purchased Interest after giving effect to the increase in the Aggregate Capital. Following receipt of a Purchase Notice, each Purchaser Agent will determine whether the Conduit Purchasers in its Purchase Group agree to make the purchase of the Purchaser Group’s Ratable Share of such Purchase. If the Conduit Purchasers in any Purchaser Group declines to make a proposed Purchase, the Purchaser Agent for the related Purchaser Group shall notify Seller and Seller may cancel the Purchase Notice. In the absence of such a cancellation, the applicable Purchaser Group’s Ratable Share of the requested Purchase will be made by the Related Committed Purchasers in such Purchaser Group ratably based on their Ratable Shares. The Committed Purchasers in a Purchaser Group will not fund any portion of a Purchase unless the Conduit Purchasers in its Purchase Group have declined to fund such portion. (b) On the date of each Funded Purchase (but not reinvestment, issuance of a Letter of Credit or a Funded Purchase pursuant to Section 1.2(e)) of undivided percentage ownership interests with regard to the Purchased Interest hereunder, each applicable Conduit Purchaser or Related Committed Purchaser, as the case may be, shall, upon satisfaction of the applicable conditions set forth in Exhibit II, make available to the Seller in same day funds, at the Administration Account an amount equal to the portion of Capital relating to the undivided percentage ownership interest with regard to the Purchased Interest then being funded by such Purchaser. (c) Effective on the date of each Funded Purchase or other Purchase pursuant to this Section 1.2 and each reinvestment pursuant to Section 1.4, the Seller hereby sells and assigns to the Administrator for the benefit of the Purchasers (ratably, based on the sum of the Capital plus the LC Participation Amount outstanding at such time for each such Purchaser) the Purchased Interest. (d) To secure all of the Seller’s obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent, the Seller hereby grants to the Administrator, for the benefit of the Purchasers, a security interest in all of the Seller’s right, title and interest (including any undivided interest of the Seller) in, to and under all of the following, whether now or hereafter owned, existing or arising: (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, (iii) all Collections with respect to such Pool Receivables, (iv) the Collection Accounts and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such Collection Accounts and amounts on deposit therein, (v) all rights (but none of the obligations) of the Seller under the Sale Agreement, (vi) all proceeds of, and all amounts received or receivable under any or all of, the foregoing and (vii) all of its other property (collectively, the “Pool Assets”). The Seller hereby authorizes the Administrator to file financing statements describing as the

- 5 - 122351039\V-4 collateral covered thereby as “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Agreement. The Administrator, for the benefit of the Purchasers, shall have, with respect to the Pool Assets, and in addition to all the other rights and remedies available to the Administrator and the Purchasers, all the rights and remedies of a secured party under any applicable UCC. (e) Whenever the LC Bank issues a Letter of Credit pursuant to Section 1.12 hereof, in the event that such Letter of Credit is subsequently drawn and such drawn amount shall not have been reimbursed pursuant to Section 1.15 upon such draw or through the distribution of such LC Participant’s Pro Rata Share of the Dollar Equivalent of the amount on deposit in the LC Collateral Account, each LC Participant shall, automatically and without further action of any kind have irrevocably been deemed to have made a Funded Purchase hereunder in an amount equal to such LC Participant’s Pro Rata Share of such unreimbursed draw and the failure to reimburse pursuant to Section 1.15 shall not result in a Termination Event hereunder. If the LC Bank pays a drawing under a Letter of Credit that is not reimbursed by the Seller on the applicable Drawing Date or through the distribution of the LC Bank’s Pro Rata Share of the Dollar Equivalent of the amount on deposit in the LC Collateral Account, the LC Bank shall be deemed to have made a Funded Purchase in an amount equal to its Pro Rata Share of such unreimbursed draw. All such Funded Purchases shall accrue Discount from the date of such draw and such deemed Funded Purchase shall not result in a Termination Event hereunder. In the event that any Letter of Credit expires or is surrendered without being drawn (in whole or in part) then, in such event, the foregoing commitment to make Funded Purchases shall expire with respect to such Letter of Credit and the LC Participation Amount shall automatically reduce by the face amount of the Letter of Credit which is no longer outstanding. (f) The Seller may, with the written consent of the Administrator and each Purchaser Agent (and, in the case of a new related LC Participant, the LC Bank) (in each case, such consent not to be unreasonably withheld, delayed or conditioned), add additional Persons as Purchasers (either to an existing Purchaser Group or by creating new Purchaser Groups) or with the written consent of the Administrator and the applicable Purchaser Agent cause an existing Related Committed Purchaser or related LC Participant to increase its Commitment in connection with a corresponding increase in the Purchase Limit; provided, that the Commitment of any Related Committed Purchaser or related LC Participant may only be increased with the prior written consent of such Purchaser. Each new Conduit Purchaser, Related Committed Purchaser or related LC Participant (or Purchaser Group) shall become a party hereto, by executing and delivering to the Administrator and the Seller, an Assumption Agreement in the form of Annex C hereto (which Assumption Agreement shall, in the case of any new Purchaser Group, be executed by each Person in such new Purchaser Group). (g) Each Related Committed Purchaser’s and related LC Participant’s obligations hereunder shall be several, such that the failure of any Related Committed Purchaser or related LC Participant to make any Purchase hereunder or a payment in connection with drawing under a Letter of Credit hereunder, as the case may be, shall not relieve any other Related Committed Purchaser or related LC Participant of its obligation hereunder to make payment for any Funded Purchase or such drawing. Further, in the event any Related Committed Purchaser or related LC Participant fails to satisfy its obligation to make a Purchase or payment with respect to such

- 6 - 122351039\V-4 drawing as required hereunder, upon receipt of notice of such failure from the Administrator (or any relevant Purchaser Agent), subject to the limitations set forth herein, (i) (A) the non- defaulting Related Committed Purchasers in such defaulting Related Committed Purchaser’s Purchaser Group shall fund the defaulting Related Committed Purchaser’s Commitment Percentage of its Purchaser Group’s Ratable Share of the related Purchase (based on their relative Commitment Percentages (determined without regard to the Commitment Percentage of the defaulting Related Committed Purchaser)) or (B) the non-defaulting related LC Participants in such defaulting related LC Participant’s Purchaser Group shall fund the defaulting related LC Participant’s Pro Rata Share of the related drawing (based on their relative Pro Rata Shares (determined without regard to the Pro Rata Share of the defaulting related LC Participant)); and (ii) (A) if there are no other Related Committed Purchasers in such Purchaser Group or if such other Related Committed Purchasers are also defaulting Related Committed Purchasers, then such defaulting Related Committed Purchaser’s Commitment Percentage of its Purchaser Group’s Ratable Share of such Purchase shall be funded by each other Purchaser Group ratably (based on their relative Purchaser Group Ratable Shares) and applied in accordance with this paragraph (g) or (B) if there are no other related LC Participants in such Purchaser Group or if such other related LC Participants are also defaulting related LC Participants, then such defaulting related LC Participant’s Pro Rata Share of such drawing shall be funded by each other Purchaser Group ratably (based on their relative Pro Rata Shares) and applied in accordance with this paragraph (g). Notwithstanding anything in this paragraph (g) to the contrary, no Related Committed Purchaser or related LC Participant shall be required to make a Purchase or payment with respect to such drawing pursuant to this paragraph (g) for an amount which would cause the aggregate Capital of such Related Committed Purchaser or Pro Rata Share of the face amount of any outstanding Letter of Credit of such related LC Participant (after giving effect to such Purchase or payment with respect to such drawing) to exceed its Commitment. Section 1.3 Purchased Interest Computation. The Purchased Interest shall be initially computed on the date of the initial Purchase hereunder. Thereafter, until the Facility Termination Date, such Purchased Interest shall be automatically recomputed (or deemed to be recomputed) on each Business Day other than a Termination Day. From and after the occurrence of any Termination Day, the Purchased Interest shall (until the event(s) giving rise to such Termination Day are cured or are waived by the Administrator in accordance with Section 2.2) be deemed to be 100%. The Purchased Interest shall become zero when (a) the Aggregate Capital thereof and Aggregate Discount thereon shall have been paid in full, (b) an amount equal to (A) the amount necessary to reduce the Adjusted LC Participation Amount to zero ($0 and/or €0, as applicable) and (B) an amount equal to the LC Fee Expectation shall have been deposited in the LC Collateral Account, or all Letters of Credit shall have expired and (c) all the amounts owed by the Seller and the Servicer hereunder to each Purchaser, the Administrator and any other Indemnified Party or Affected Person are paid in full. Section 1.4 Settlement Procedures. (a) The collection of the Pool Receivables shall be administered by the Servicer in accordance with this Agreement. The Seller shall provide to the Servicer on a timely basis all information needed for such administration, including notice of the occurrence of any Termination Day and current computations of the Purchased Interest.

- 7 - 122351039\V-4 (b) The Servicer shall, on each day on which Collections of Pool Receivables are received (or deemed received) by the Seller or the Servicer: (i) set aside and hold (or cause the Seller to set aside and hold) in trust (and shall, at the request of the Administrator, segregate in a separate account in the name of the Seller held at the Administrator) for the benefit of each Purchaser Group, out of such Collections, first, to the extent of such Collections, an amount equal to the Servicing Fee accrued through such day and not previously paid or set aside, second, to the extent of such Collections as reduced by any allocations pursuant to clause first, an amount equal to the Aggregate Discount accrued through such day and not previously paid or set aside, and third, to the extent of such Collections as reduced by any allocations pursuant to clauses first and second, an amount equal to the Fees accrued and unpaid through such day and not previously set aside, (ii) subject to Section 1.4(f), if such day is not a Termination Day, remit to the Seller, ratably, on behalf of each Purchaser Group, the remainder of such Collections. Such remainder shall, to the extent representing a return on the Aggregate Capital, ratably, according to each Purchaser’s Capital, be automatically reinvested in Pool Receivables and the Related Rights; provided, that if the Purchased Interest would exceed 100%, then the Servicer shall not remit such remainder to the Seller or reinvest it, but shall set aside and hold (or cause the Seller to set aside and hold) in trust for the benefit of the Purchasers (and shall, at the request of the Administrator, segregate in a separate account approved by the Administrator) a portion of such Collections that, together with the other Collections set aside pursuant to this clause (ii), shall equal the amount necessary to reduce the Purchased Interest to 100% (determined as if such Collections set aside had been applied to reduce the Aggregate Capital and to cash collateralize the LC Participation Amount at such time), which amount shall be deposited first, ratably to each Purchaser Agent’s account (for the benefit of its related Purchasers) on the next Settlement Date in accordance with Section 1.4(c); and second, to the LC Collateral Account; provided, further, that if, as of any date following the date on which any amounts have been set aside due to a shortfall pursuant to the immediately preceding proviso (such amount, a “Purchased Interest Shortfall”) but prior to the Settlement Date on which such amounts are to be remitted to each Purchaser Agent’s Account or the LC Collateral Account, the Purchased Interest Shortfall is reduced (without giving effect to any funds set aside pursuant to such proviso), the Servicer shall remit to the Seller from amounts set aside pursuant to such proviso, an amount equal to the lesser of (1) the amount so set aside during the current Calculation Period, and (2) an amount necessary to reduce the Purchased Interest to 100%, promptly following notice to the Administrator including reasonable supporting information; provided, further, that in the case of any Purchaser that has provided notice (an “Exiting Notice”) to its Purchaser Agent of its refusal, pursuant to Section 1.22, to extend its Commitment hereunder (an “Exiting Purchaser”), then, such Collections shall not be reinvested and shall instead be held in trust for the benefit of such Purchaser and applied in accordance with clause (iii) below, (iii) if such day is a Termination Day (or a day on which the Commitment of an Exiting Purchaser terminates), set aside and hold (or cause the Seller to set aside and hold) in trust (and shall, at the request of the Administrator, segregate in a separate

- 8 - 122351039\V-4 account approved by the Administrator) for the benefit of each Purchaser Group the entire remainder of such Collections (or, in the case of an Exiting Purchaser, an amount equal to such Purchaser’s ratable share of such Collections based on its Capital; provided, that solely for the purpose of determining such Purchaser’s ratable share of such Collections, such Purchaser’s Capital shall be deemed to remain constant from the day on which the Commitment of such Exiting Purchaser terminates, until the date such Purchaser’s Capital has been paid in full; it being understood that if such day is also a Termination Day, such Exiting Purchaser’s Capital shall be recalculated taking into account amounts received by such Purchaser in respect of this parenthetical and thereafter Collections shall be set aside for such Purchaser ratably in respect of its Capital (as recalculated); provided, further, that if amounts are set aside and held in trust on any Termination Day of the type described in clause (a) of the definition of “Termination Day” (or any day on which the Commitment of such Exiting Purchaser terminates) and, thereafter, the conditions set forth in Section 2 of Exhibit II are satisfied or waived by the Administrator and the Majority Purchaser Agents (or in the case of an Exiting Notice, such Exiting Notice has been revoked by the related Exiting Purchaser and written notice thereof has been provided to the Administrator, the related Purchaser Agent and the Servicer), such previously set-aside amounts shall, to the extent representing a return on Aggregate Capital (or the Capital of the Exiting Purchaser) and ratably in accordance with each Purchaser’s Capital, be reinvested in accordance with clause (ii) above on the day of such subsequent satisfaction or waiver of conditions or revocation of Exiting Notice, as the case may be, and (iv) subject to Section 1.4(f), release to the Seller for its own account any Collections in excess of: (x) the amounts that are required to be set aside or reinvested pursuant to clauses (i), (ii) and (iii) above plus (y) all reasonable and appropriate out-of- pocket costs and expenses of the Servicer for servicing, collecting and administering the Pool Receivables plus (z) all other amounts then due and payable by the Seller under this Agreement to the Purchasers, the LC Bank, the Administrator and any other Indemnified Party or Affected Person. (c) The Servicer shall, in accordance with the priorities set forth in Section 1.4(d) below, deposit into each applicable Purchaser Agent’s account (or such other account designated by such applicable Purchaser or its Purchaser Agent), on each Settlement Date (for any Portion of Capital), Collections held for each Purchaser pursuant to Sections 1.4(b)(i), (ii) and (iii) and Section 1.4(f); provided, that if VWR or an Affiliate thereof is the Servicer, VWR (or such Affiliate) may retain the portion of the Collections set aside pursuant to Section 1.4(b)(i) that represents the Servicing Fee. On or prior to the last day of each Calculation Period, each Purchaser Agent will notify the Servicer by email communications or other electronic delivery of the amount of Discount accrued with respect to its Portion of Capital during such Calculation Period or portion thereof. (d) The Servicer shall distribute the amounts described (and at the times set forth) in Section 1.4(c), in each case, to the extent of funds available therefor, as follows: (i) if such distribution occurs on a day that is not a Termination Day, that is not a day on which the Commitment of an Exiting Purchaser terminates and on which the

- 9 - 122351039\V-4 Purchased Interest does not exceed 100%, first if the Servicer has set aside amounts in respect of the Servicing Fee pursuant to Section 1.4(b)(i) and has not retained such amounts pursuant to Section 1.4(c), to the Servicer’s own account (payable in arrears on each Settlement Date) in payment in full of the accrued and unpaid Servicing Fees so set aside, and second, to each Purchaser Agent ratably (based on the Discount and Fees accrued during such Yield Period) (for the benefit of the relevant Purchasers within such Purchaser Agent’s Purchaser Group) in payment in full of all accrued Discount and Fees with respect to each Portion of Capital maintained by the Purchasers within such Purchaser Agent’s Purchaser Group; it being understood that each Purchaser Agent shall distribute such amounts to the Purchasers within its Purchaser Group ratably according to Discount and Fees, and (ii) if such distribution occurs on a Termination Day, on a day on which the Commitment of an Exiting Purchaser terminates or on a day when the Purchased Interest exceeds 100%, first to the Servicer’s own account in payment in full of all accrued and unpaid Servicing Fees, second to each Purchaser Agent ratably (based on the Discount and Fees accrued during such Yield Period) (for the benefit of the relevant Purchasers within such Purchaser Agent’s Purchaser Group) in payment in full of all accrued Discount and Fees with respect to each Portion of Capital funded or maintained by the Purchasers within such Purchaser Agent’s Purchaser Group, third to each Purchaser Agent ratably (based on the aggregate of the Capital of each Purchaser in each such Purchaser Agent’s Purchaser Group) (for the benefit of the relevant Purchasers within such Purchaser Agent’s Purchaser Group) in payment in full of (x) if such day is a Termination Day, each Purchaser’s Capital, (y) if such day is not a Termination Day, the amount necessary to reduce the Purchased Interest to 100%, or (z) if such day is a day on which the Commitment of an Exiting Purchaser terminates, an amount equal to the Exiting Purchaser’s ratable share of the Collections set aside pursuant to Section 1.4(b)(iii) based on its Capital (determined as if such Collections had been applied to reduce the Aggregate Capital); it being understood that each Purchaser Agent shall distribute the amounts described in the second and third clauses of this clause (ii) to the Purchasers within its Purchaser Group ratably (based on Discount and Fees and Capital, respectively), fourth, to the LC Collateral Account for the benefit of the LC Bank and the LC Participants, the amount necessary to cash collateralize the LC Participation Amount until the amount of cash collateral held in such LC Collateral Account equals (A) the amount necessary to reduce the Adjusted LC Participation Amount to zero ($0 and/or €0, as applicable) and (B) an amount equal to the LC Fee Expectation and fifth, if the Aggregate Capital and accrued Aggregate Discount with respect to each Portion of Capital for all Purchaser Groups have been reduced to zero, the Fees have been paid in full and all accrued Servicing Fees payable to the Servicer have been paid in full, to each Purchaser Group ratably (based on the amounts payable to each) (for the benefit of the Purchasers within such Purchaser Group), the Administrator and any other Indemnified Party or Affected Person in payment in full of any other amounts owed thereto by the Seller hereunder. After the Capital (on any day when the Purchased Interest exceeds 100% or any day on which the Commitment of an Exiting Purchaser terminates), Aggregate Discount, Fees and Servicing Fees with respect to the Purchased Interest, and any other amounts payable by the Seller and the

- 10 - 122351039\V-4 Servicer to each Purchaser Group, the Administrator or any other Indemnified Party or Affected Person hereunder have been paid in full, and (on and after a Termination Day) after Aggregate Capital and an amount equal to (A) the amount necessary to reduce the Adjusted LC Participation Amount to zero ($0 and/or €0, as applicable) and (B) an amount equal to the LC Fee Expectation has been deposited in the LC Collateral Account, all additional Collections with respect to the Purchased Interest shall be paid to the Seller for its own account. (e) For the purposes of this Section 1.4: (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any revision, cancellation, allowance, rebate, discount or other adjustment made by the Seller or any Affiliate of the Seller, or the Servicer or any Affiliate of the Servicer, or any setoff or dispute between the Seller or any Affiliate of the Seller, or the Servicer or any Affiliate of the Servicer and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment and shall, subject to Section 1.4(e)(v), immediately pay any and all such amounts in respect thereof to a Collection Account for the benefit of the Purchasers and their assigns and for application pursuant to Section 1.4(b); (ii) if on any day any of the representations or warranties in Sections 1(j) or 3(a) of Exhibit III is not true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection of the full Outstanding Balance of such Pool Receivable and shall, subject to Section 1.4(e)(v), immediately pay any and all such amounts in respect thereof to a Collection Account (or as otherwise directed by the Administrator at such time) for the benefit of the Purchasers and their assigns and for application pursuant to Section 1.4(b) (Collections deemed to have been received pursuant to Sections 1.4(e)(i) or (ii) are hereinafter sometimes referred to as “Deemed Collections”); (iii) except as provided in Sections 1.4(e)(i) or (ii) or as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor specified an applicable Receivable; (iv) if and to the extent the Administrator, any Purchaser Agent or any Purchaser shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received by such Person but rather to have been retained by the Seller and, accordingly, such Person shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof; and (v) if at any time before the Facility Termination Date the Seller is deemed to have received any Deemed Collection under Sections 1.4(e)(i) and (ii), so long as no Termination Day then exists, the Seller may satisfy its obligation to deliver the amount of

- 11 - 122351039\V-4 such Deemed Collections to a Collection Account by instead recalculating (or being deemed to have recalculated) the Purchased Interest by decreasing the Net Receivables Pool Balance by the amount of such Deemed Collections, so long as such adjustment does not cause the Purchased Interest to exceed 100%. (f) If at any time the Seller wishes to cause the reduction of Aggregate Capital (but not to commence the liquidation, or reduction to zero, of the entire Aggregate Capital) the Seller may do so as follows: (i) the Seller shall give the Administrator, each Purchaser Agent and the Servicer written notice in the form of Annex E (each, a “Paydown Notice”) at least two (2) Business Days prior to the date of such reduction, and each such Paydown Notice shall include, among other things, the amount of such proposed reduction and the proposed date on which such reduction will commence; (ii) on the proposed date of the commencement of such reduction and on each day thereafter, the Servicer shall cause Collections not to be reinvested until the amount thereof not so reinvested shall equal the desired amount of reduction; and (iii) the Seller shall set aside (or cause to be set aside) and hold such Collections in trust for the benefit of each Purchaser ratably according to its Capital, for payment to each such Purchaser (or its related Purchaser Agent for the benefit of such Purchaser) on the date specified in the Paydown Notice (or such other date as agreed to by the Administrator) with respect to any Portions of Capital maintained by such Purchaser immediately following the related current Yield Period, and the Aggregate Capital (together with the Capital of any related Purchaser) shall be deemed reduced in the amount to be paid to such Purchaser (or its related Purchaser Agent for the benefit of such Purchaser) only when in fact finally so paid; provided, that: (A) the amount of any such reduction shall not be less than the Dollar Equivalent of $100,000 for each Purchaser Group and shall be an integral multiple of the Dollar Equivalent of $100,000; and (B) with respect to any Portion of Capital, the Seller shall choose a reduction amount, and the date of commencement thereof, so that to the extent practicable such reduction shall commence and conclude in the same Yield Period. Section 1.5 Fees. The Seller shall pay, or cause to be paid, to each Purchaser Agent for the benefit of the Purchasers and Liquidity Providers in the related Purchaser Group in accordance with the provisions set forth in Section 1.4(d) certain fees in the amounts and on the dates set forth in one or more fee letter agreements, dated the Closing Date (or dated the date any such Purchaser and member of its related Purchaser Group become a party hereto pursuant to an Assumption Agreement, a Transfer Supplement or otherwise), among the Seller, and the applicable Purchaser Agent, respectively (as any such fee letter agreement may be amended, restated, supplemented or otherwise modified from time to time, each, a “Purchaser Group Fee

- 12 - 122351039\V-4 Letter” and each of the Purchaser Group Fee Letters may be referred to collectively as, the “Fee Letters”). Section 1.6 Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder or under any other Transaction Document shall be made without reduction for offset or counterclaim and shall be paid or deposited no later than 2:00 p.m. (New York City time) on the day when due in same day funds to the account for each Purchaser maintained by the applicable Purchaser Agent (or such other account as may be designated from time to time by such Purchaser Agent to the Seller and the Servicer) or such other account as specifically identified herein. All amounts received after 2:00 p.m. (New York City time) will be deemed to have been received on the next Business Day. (b) Unless otherwise specified in this in this Agreement, (i) all amounts due and owing in the Alternative Currency shall be repaid in the Alternative Currency (ii) all amounts due and owing in Dollars shall be repaid Dollars, (iii) all payments of amounts due and owing in Alternative Currency shall be made from Collections in Alternative Currency to the extent there are sufficient Collections in Alternative Currency to make all such payments, and (iv) all payments of amounts due and owing in U.S. Dollars shall be made from Collections in U.S. Dollars to the extent there are sufficient Collections in U.S. Dollars to make all such payments. If Collections in Alternative Currency are insufficient to pay any amounts due and payable in Alternative Currency, then the Seller shall exchange available Collections in Dollars to the Alternative Currency at the applicable Spot Rate on such day for application in accordance with this Section 1.6 and the terms hereof. (c) In connection with any Funded Purchase not funded by the issuance of Notes, so long as no Termination Event has occurred and is continuing, the Seller may from time to time elect the type of Alternate Rate and/or Tranche Period borne by each such Funded Purchase or, subject to the minimum amount requirement for each such outstanding Funded Purchase set forth in Section 1.2, a portion thereof, by notice to the Administrator not later than 1:00 p.m. (New York City time), one (1) Business Day prior to the expiration of any Tranche Period or Yield Period, as applicable. Any such notices requesting the continuation or conversion of a Funded Purchase to the Administrator may be given by telephone, telecopy, or other telecommunication device acceptable to the Administrator (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing in a manner acceptable to the Administrator. If, by the time required in the first sentence of this Section 1.6(c), the Seller fails to select a Tranche Period or Alternate Rate for any Funded Purchase, such Funded Purchase shall automatically accrue Discount at (i) with respect to any Dollar Purchase, the Term SOFR Rate or the Daily SOFR Rate and (ii) with respect to any Alternative Currency Purchase, the Euro Amendment No. 1 Rate, until such time as the Alternate Rate is selected by the Seller in accordance with this Section 1.6(c). (d) The Seller or the Servicer, as the case may be, shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Seller or the Servicer, as the case may be, when due hereunder, at an interest rate equal to 2.0% per annum above the Base Rate, payable on demand.

- 13 - 122351039\V-4 (e) All computations of interest under Section 1.6(b) and all computations of Discount, Fees and other amounts hereunder shall be made on the basis of a year of 360 (or 365 or 366, as applicable, with respect to Discount or other amounts calculated by reference to the Base Rate) days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next Business Day and such extension of time shall be included in the computation of such payment or deposit. Section 1.7 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Affected Person; (ii) subject any Affected Person to any Taxes (except to the extent such Taxes are Indemnified Taxes for which relief is sought under Section 1.10 or Taxes excluded from the definition of Indemnified Taxes) on its Purchased Interest, Capital, loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Affected Person any other condition, cost or expense (other than Taxes) (A) affecting the Pool Assets, this Agreement, any other Transaction Document, any Program Support Agreement, any Capital or any Letter of Credit or participation therein or (B) affecting its obligations or rights to make Purchases, fund or maintain Capital or issue or participate in Letters of Credit; and the result of any of the foregoing shall be to increase the cost to such Affected Person of (A) acting as the Administrator, a Purchaser, a Purchaser Agent or a Liquidity Provider hereunder or as a Program Support Provider with respect to the transactions contemplated hereby, (B) making any Purchase or funding or maintaining any Capital (or any portion thereof), or issuing or participating in, any Letter of Credit (or interest therein) or (C) maintaining its obligation to make any Purchase or to fund or maintain any Capital (or any portion thereof) or issuing or participating in, any Letter of Credit, or to reduce the amount of any sum received or receivable by such Affected Person hereunder, then, upon request, together with a reasonably detailed explanation and calculation thereof, of such Affected Person (or its Purchaser Agent), the Seller shall pay to such Affected Person such additional amount or amounts as will compensate such Affected Person for such additional costs incurred or reduction suffered. (b) Capital and Liquidity Requirements. If any Affected Person determines that any Change in Law affecting such Affected Person or any lending office of such Affected Person or such Affected Person’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of (x) increasing the amount of capital required to be maintained by such Affected Person or Affected Person’s holding company, if any, (y) reducing the rate of return on such Affected Person’s capital or on the capital of such Affected Person’s holding company, if any, or (z) causing an internal capital or liquidity charge or other imputed cost to be

- 14 - 122351039\V-4 assessed upon such Affected Person or Affected Person’s holding company, if any, in each case, as a consequence of (A) this Agreement or any other Transaction Document, (B) the commitments of such Affected Person hereunder or under any other Transaction Document or any related Program Support Agreement, (C) the Purchases, Letters of Credit or participation in Letters of Credit made, by such Affected Person, or (D) any Capital (or portion thereof), to a level below that which such Affected Person or such Affected Person’s holding company could have achieved but for such Change in Law (taking into consideration such Affected Person’s policies and the policies of such Affected Person’s holding company with respect to capital adequacy and liquidity), then from time to time, upon request, together with a reasonably detailed explanation and calculation thereof, of such Affected Person (or its Purchaser Agent), the Seller will pay to such Affected Person such additional amount or amounts as will compensate such Affected Person or such Affected Person’s holding company for any such increase, reduction or charge. (c) Certificates for Reimbursement. A certificate of an Affected Person (or its Purchaser Agent on its behalf) setting forth in reasonable detail the amount or amounts necessary to compensate such Affected Person or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Seller, shall be conclusive absent manifest error. The Seller shall, subject to the priorities of payment set forth in Section 1.4, pay such Affected Person the amount shown as due on any such certificate on the first Settlement Date occurring not less than ten (10) Business Days after the Seller’s receipt of such certificate. (d) Delay in Requests. Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section shall not constitute a waiver of such Affected Person’s right to demand such compensation; provided, that the Seller shall not be required to compensate any Affected Person pursuant to this Section 1.7 for any increased costs incurred or reductions suffered more than one hundred eighty (180) days prior to the date such Affected Person notifies the Seller of the Change in Law giving rise to such increased costs or reductions and of such Affected Person’s intention to claim compensation therefor (except if the Change in Law is retroactive, then the one hundred eighty (180)-day period referred to above shall be extended to include the period of retroactive effect thereof). Section 1.8 SOFR Notification; Conforming Changes. (a) Section 1.12 of this Agreement provides a mechanism for determining an alternative rate of interest in the event that the Term SOFR Rate or the Daily SOFR Rate is no longer available or in certain other circumstances. The Administrator does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the Term SOFR Rate or the Daily SOFR Rate or with respect to any alternative or successor rate thereto, or replacement rate therefor. (b) With respect to the Term SOFR Rate or the Daily SOFR Rate, the Administrator will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document; provided, that the Administrator shall provide notice to the Seller and the Purchaser Agents of each such

- 15 - 122351039\V-4 amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective Section 1.9 Funding Losses. If, for any reason (other than a breach of this Agreement by an Affected Person), funding or maintaining any Portion of Capital hereunder at an interest rate determined by reference to the Euro Amendment No. 1 Rate, the Term SOFR Rate or the Daily SOFR Rate, as applicable, does not occur on a date specified therefore, the Seller shall compensate such Affected Person, within ten (10) Business Days written request by such Person, for the difference, if any, between the rate to be paid by such Affected Person for such Euro Amendment No. 1 Rate, the Term SOFR Rate or the Daily SOFR Rate, as applicable, and the rate of any replacement Euro Amendment No. 1 Rate, Term SOFR Rate or the Daily SOFR Rate, as applicable. Notwithstanding anything in this Section 1.9 to the contrary, (i) if any Affected Person fails to give demand for amounts or losses incurred in connection with this Section 1.9 within one hundred eighty (180) days after it becomes subject to funding losses, such Affected Person shall, with respect to amounts payable pursuant to this Section 1.9, only be entitled to payment under this Section 1.9 for amounts or losses incurred from and after the date one hundred eighty (180) days prior to the date that such Affected Person does give such demand and (ii) the Seller shall not be required to pay to any Affected Person (x) any amount that has been fully and finally paid in cash to such Affected Person pursuant to any other provision of this Agreement or any other Transaction Document, or (y) any amount, if the payment of such amount is expressly excluded by any provision of this Agreement or any other Transaction Document. Section 1.10 Taxes. The Seller agrees that: (a) Any and all payments by the Seller under this Agreement and any other Transaction Document shall be made free and clear of and without deduction for any Taxes or Other Taxes; provided, however that such payments shall not include overall income or franchise taxes, in either case, imposed on the Person receiving such payment by the Seller hereunder by the jurisdiction under whose laws such Person is organized, the jurisdiction of such Person’s principal place of business or the jurisdiction in which such Person holds its undivided percentage ownership interest with regard to the Purchased Interest, or any political subdivision thereof (all such Taxes other than those referred to in the proviso above shall hereinafter be referred to as “Indemnified Taxes”). If the Seller shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder to any Affected Person, then (A) the sum payable shall be increased by the amount necessary to yield to such Person (after payment of all Taxes) an amount equal to the sum it would have received had no such deductions been made, (B) the Seller shall make such deductions, and (C) the Seller shall pay the amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Further, if Seller is required by law to deduct any Taxes other than Indemnified Taxes from or in respect of any sum payable hereunder to any Affected Person, then (A) Seller shall make such deductions, (B) the Seller shall pay the amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (C) the amounts so deducted and paid to the relevant taxation authority shall be treated under this Agreement as made to such Affected Person.

- 16 - 122351039\V-4 (b) Whenever any Indemnified Taxes are payable by the Seller, within a reasonable period of time thereafter, the Seller shall send to the Administrator for its own account or for the account of the related Affected Person, a certified copy of an original official receipt showing payment thereof or such other evidence of such payment as may be available to the Seller and acceptable to the taxing authorities having jurisdiction over such Person. If the Seller fails to pay any Indemnified Taxes when due to the appropriate taxing authority or fails to remit to the Administrator the required receipts or other required documentary evidence, the Seller shall indemnify the Administrator and/or any other Affected Person, as applicable, for any incremental Taxes, interest or penalties that may become payable by such party as a result of any such failure. (c) The Seller shall indemnify each Affected Person, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes paid by such Affected Party on or with respect to any payment by or on account of any obligation of the Seller hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 1.10) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, however, that the Seller shall not be required to indemnify any Affected Person pursuant to this Section 1.10 for any amounts incurred more than six months prior to the date such Affected Person, as applicable, notifies the Seller of its intention to claim compensation therefor. None of Sections 1.7, 3.1, 3.2 or 6.4(a) shall apply to Taxes, which shall be governed exclusively by this Section 1.10. (d) If an Affected Person determines, in its reasonable discretion, that it has received a refund or credit of any Taxes or Other Taxes as to which it has been indemnified by the Seller, it shall pay over such refund or credit to the Seller (but only to the extent of indemnity payments made, or additional amounts paid, by the Seller under this Section 1.10 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of such Affected Person and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund net of any applicable Taxes payable in respect of such interest); provided, that the Seller agrees to repay each such Affected Person, within ten (10) Business Days after the request of such Affected Person, the amount paid over to the Seller (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Affected Person is required to repay such refund to such Governmental Authority. This Section 1.10 shall not be construed to require any Affected Person to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Seller or any other Person. (e) If an Affected Person requests indemnification or repayment under this Section 1.10, a certificate describing in reasonable detail such amounts and the basis for such Affected Person’s demand for such amounts shall be submitted to the Seller and the applicable Purchaser Agent by such Affected Person and shall be conclusive and binding for all purposes, absent manifest error. Section 1.11 Term SOFR Rate or Daily SOFR Rate Unascertainable; Increased Costs; Illegality.

- 17 - 122351039\V-4 (a) Unascertainable; Increased Costs. If, at any time: (i) the Administrator shall have determined (which determination shall be conclusive and binding absent manifest error) that the Term SOFR Rate or the Daily SOFR Rate cannot be determined pursuant to the definition thereof; or (ii) any Purchaser Agent shall have determined that for any reason in connection with any request for Term SOFR Rate Capital or Daily SOFR Rate Capital or a conversion thereto or a continuation thereof that the Term SOFR Rate or the Daily SOFR Rate for any requested Yield Period with respect to a proposed Term SOFR Rate or the Daily SOFR Rate does not adequately and fairly reflect the cost to the related Purchaser of funding, establishing or maintaining such Purchase during the applicable Yield Period, as applicable, and such Purchaser Agent provided notice of such determination to the Administrator, then the Administrator shall have the rights specified in Section 1.11(c). (b) Illegality. If at any time any Purchaser Agent shall have determined, or any Governmental Authority shall have asserted, that the making, maintenance or funding of the Term SOFR Rate Capital or the Daily SOFR Rate Capital, or the determination or changing of interest rates based on the Term SOFR Rate or the Daily SOFR Rate has been made impracticable or unlawful by compliance by the related Purchaser in good faith with any applicable law or any interpretation or application thereof by any Governmental Authority or with any request or directive of any such Governmental Authority (whether or not having the force of applicable law), then the Administrator shall have the rights specified in Section 1.11(c). (c) Administrator’s and Purchaser Agent’s Rights. In the case of any event specified in Section 1.11(a)(i) above, the Administrator shall promptly so notify the Purchaser Agents and the Seller thereof, and in the case of an event specified in Section 1.11(a)(ii) or 1.11(b) above, such Purchaser Agent shall promptly so notify the Administrator and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrator shall promptly send copies of such notice and certificate to the other Purchaser Agents and the Seller. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (i) the Purchasers, in the case of such notice given by the Administrator, or (ii) the related Purchaser, in the case of such notice given by its Purchaser Agent, to allow the Seller to select, convert to or renew a Term SOFR Rate Capital or a Daily SOFR Rate Capital shall be suspended (to the extent of the affected Term SOFR Rate Capital or Daily SOFR Rate Capital or Yield Periods) until the Administrator shall have later notified the Seller, or such Purchaser Agent shall have later notified the Administrator, of the Administrator’s or such Purchaser Agent’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrator makes a determination under Section 1.11(a) and the Seller has previously notified the Administrator of its selection of, conversion to or renewal of Term SOFR Rate Capital or a Daily SOFR Rate Capital and the Term SOFR Rate or the Daily SOFR Rate has not yet gone into effect, absent due notice from the Seller of revocation, conversion or prepayment, such notification shall be deemed to provide for selection of, conversion to or renewal of Purchases accruing a Discount at the Base Rate otherwise available with respect to such Capital. If any Purchaser Agent notifies the

- 18 - 122351039\V-4 Administrator of a determination under Section 1.11(a)(ii) or 1.11(b), the Seller shall, subject to the Seller’s obligation to pay any Breakage Fees, as to any Capital of the Purchaser to which the Term SOFR Rate or the Daily SOFR Rate applies, on the date specified in such notice either convert such Capital to the Base Rate Capital otherwise available with respect to such Capital or reduce such Capital in accordance with Section 1.4(f). Absent due notice from the Seller of conversion or prepayment, such Capital shall automatically be converted to the Base Rate Capital otherwise available with respect to such Capital upon such specified date. Section 1.12 Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Purchaser Agents without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Administrator has not received, by such time, written notice of objection to such Benchmark Replacement from the Majority Purchaser Agents. (b) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrator will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (c) Notices; Standards for Decisions and Determinations. The Administrator will promptly notify the Seller and the Purchaser Agents of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrator or, if applicable, any Purchaser Agent (or group of Purchaser Agents) pursuant to this Section 1.12, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole

- 19 - 122351039\V-4 discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 1.12. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrator in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will no longer be compliant with, or the administrator of such Benchmark fails to be aligned with, the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrator may modify the definition of “Yield Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to subclause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be compliant with, or the administration of such Benchmark fails to be aligned with, the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks (including a Benchmark Replacement), then the Administrator may modify the definition of “Yield Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Seller’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Seller may revoke any request for a Purchase (or Capital thereof) accruing Discount based on the Term SOFR Rate or the Daily SOFR Rate, conversion to or continuation of Purchases accruing Discount based on the Term SOFR Rate or the Daily SOFR Rate to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Seller will be deemed to have converted any such request into a request for, or conversion to, a Purchase accruing Discount at the Base Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then- current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Section 1.13 Letters of Credit. On the terms and subject to the conditions hereof, the LC Bank shall issue or cause the issuance of Letters of Credit denominated in either Dollars or the Alternative Currency on behalf of Seller (and, if applicable, on behalf of, or for the account of, any Originator in favor of such beneficiaries as such Originator may elect); provided, that the LC Bank will not be required to issue or cause to be issued any Letters of Credit to the extent that after giving effect thereto the issuance of such Letters of Credit would then cause (a) the sum of (i) the Aggregate Capital plus (ii) the LC Participation Amount to exceed the Purchase Limit, (b) the LC Participation Amount to exceed the aggregate of the Commitments of the LC Bank and the LC Participants or (c) the Purchased Interest to exceed 100%. All amounts drawn upon Letters of Credit shall accrue Discount. Letters of Credit that have not been drawn upon shall not accrue Discount.

- 20 - 122351039\V-4 Section 1.14 Issuance of Letters of Credit. (a) The Seller may request the LC Bank, upon two (2) Business Days’ prior written notice submitted on or before 11:00 a.m., New York time, to issue a Letter of Credit by delivering to the Administrator a Letter of Credit Application (the “Letter of Credit Application”), substantially in the form of Annex F hereto and a Purchase Notice, in the form of Annex B hereto, in each case completed to the satisfaction of the Administrator and the LC Bank and, such other certificates, documents and other papers and information as the Administrator may reasonably request. The Seller also has the right to give instructions and make agreements with respect to any Letter of Credit Application and the disposition of documents, and to agree with the Administrator upon any amendment, extension or renewal of any Letter of Credit. (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or other written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve (12) months after such Letter of Credit’s date of issuance, extension or renewal, as the case may be, and in no event later than the date that is twelve (12) months after the date in clause (a) of the definition of “Facility Termination Date.” The terms of each Letter of Credit may include customary “evergreen” provisions providing that such Letter of Credit’s expiry date shall automatically be extended for additional periods not to exceed twelve (12) months unless, not less than thirty (30) days (or such longer period as may be specified in such Letter of Credit) (the “Notice Date”) prior to the applicable expiry date, the LC Bank delivers written notice to the beneficiary thereof declining such extension; provided, however, that if (x) any such extension would cause the expiry date of such Letter of Credit to occur after the date that is twelve (12) months after the Facility Termination Date or (y) the LC Bank determines that any condition precedent (including, without limitation, those set forth in Section 1.1(a) or Exhibit II) to issuing such Letter of Credit hereunder (as if such Letter of Credit were then being first issued) are not satisfied (other than any such condition requiring the Seller to submit a Purchase Notice or Letter of Credit Application in respect thereof), then the LC Bank, in the case of clause (x) above, may (or, at the written direction of any LC Participant, shall) or, in the case of clause (y) above, shall, use reasonable efforts in accordance with (and to the extent permitted by) the terms of such Letter of Credit to prevent the extension of such expiry date (including notifying the Seller and the beneficiary of such Letter of Credit in writing prior to the Notice Date that such expiry date will not be so extended). Each Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, and any amendments or revisions thereof adhered to by the LC Bank or the International Standby Practices (ISP98-International Chamber of Commerce Publication Number 590), and any amendments or revisions thereof adhered to by the LC Bank, as determined by the LC Bank. (c) The Administrator shall promptly notify the LC Bank and LC Participants, at such Person’s respective address for notices hereunder, of the request by the Seller for a Letter of Credit hereunder, and shall provide the LC Bank and LC Participants with the Letter of Credit Application delivered to the Administrator by the Seller pursuant to Section 1.13(a) above, by the close of business on the day received or if received on a day that is not a Business Day or on any Business Day after 11:00 a.m. New York time on such day, on the next Business Day.

- 21 - 122351039\V-4 Section 1.15 Requirements For Issuance of Letters of Credit. The Seller shall authorize and direct the LC Bank to name the Seller or any Originator as the “Applicant” or “Account Party” of each Letter of Credit. Section 1.16 Disbursements, Reimbursement. (a) Immediately upon the issuance of each Letter of Credit, each LC Participant shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the LC Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to such LC Participant’s Pro Rata Share of the face amount of such Letter of Credit and the amount of such drawing, respectively. (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the LC Bank will promptly notify the Administrator and the Seller of such request. Provided that it shall have received such notice, the Seller shall reimburse (such obligation to reimburse the LC Bank shall sometimes be referred to as a “Reimbursement Obligation”) the LC Bank prior to 2:00 p.m., New York time on each date that an amount is paid by the LC Bank under any Letter of Credit (each such date, a “Drawing Date”) in an amount equal to the Dollar Equivalent of the amount so paid by the LC Bank. In the event the Seller fails to reimburse the LC Bank for the full Dollar Equivalent of the amount of any drawing under any Letter of Credit by 2:00 p.m., New York time, on the Drawing Date, the LC Bank will promptly notify each LC Participant thereof, and the Seller shall be deemed to have requested that a Funded Purchase be made by the Purchasers in the Purchaser Group for the LC Bank and the LC Participants to be disbursed on the Drawing Date under such Letter of Credit in accordance with Section 1.1(b). Any notice given by the LC Bank pursuant to this Section 1.15(b) may be oral if immediately confirmed in writing; provided that the lack of any such written confirmation shall not affect the conclusiveness or binding effect of the oral notice. (c) Each LC Participant shall upon any notice pursuant to Section 1.15(b) above make available to the LC Bank an amount in immediately available funds equal to its Pro Rata Share of the Dollar Equivalent of the amount of the drawing. If any LC Participant so notified fails to make available to the LC Bank the amount of such LC Participant’s Pro Rata Share of the Dollar Equivalent of such amount by no later than 2:00 p.m., New York time on the Drawing Date, then interest shall accrue on such LC Participant’s obligation to make such payment, from the Drawing Date to the date on which such LC Participant makes such payment (i) at a rate per annum equal to the Overnight Bank Funding Rate during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Capital on and after the fourth day following the Drawing Date. The LC Bank will promptly give notice of the occurrence of the Drawing Date, but failure of the LC Bank to give any such notice on the Drawing Date or in sufficient time to enable any LC Participant to effect such payment on such date shall not relieve such LC Participant from its obligation under this Section 1.15(c); provided that such LC Participant shall not be obligated to pay interest as provided in clauses (i) and (ii) above until and commencing from the date of receipt of notice from the LC Bank or the Administrator of a drawing. Each LC Participant’s Commitment shall continue until the last to occur of any of the following events: (A) the LC Bank ceases to be obligated to issue or cause to be issued Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains

- 22 - 122351039\V-4 outstanding and uncancelled; or (C) all Persons (other than the Seller) have been fully reimbursed for all payments made under or relating to Letters of Credit. Section 1.17 Repayment of Participation Advances. (a) Upon (and only upon) receipt by the LC Bank for its account of immediately available funds from or for the account of the Seller in reimbursement of any payment made by the LC Bank under a Letter of Credit with respect to which any LC Participant has made a participation advance to the LC Bank, the LC Bank (or the Administrator on its behalf) will pay to each LC Participant, ratably (based on the outstanding drawn amounts funded by each such LC Participant in respect of such Letter of Credit), in the same funds as those received by the LC Bank; it being understood, that the LC Bank shall retain a ratable amount of such funds that were not the subject of any payment in respect of such Letter of Credit by any LC Participant. (b) If the LC Bank is required at any time to return to the Seller, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Seller to the LC Bank pursuant to this Agreement in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each LC Participant shall, on demand of the LC Bank, forthwith return to the LC Bank the amount of its Pro Rata Share of any amounts so returned by the LC Bank plus interest at the Overnight Bank Funding Rate, from the date the payment was first made to such LC Participant through, but not including, the date the payment is returned by such LC Participant. (c) If any Letters of Credit are outstanding and undrawn on the Termination Date, the LC Collateral Account shall be funded from Collections (or, in the Seller’s sole discretion, by other funds available to the Seller) in an amount equal to the Dollar Equivalent of the aggregate undrawn face amount of such Letters of Credit plus the Dollar Equivalent of all related fees to accrue through the stated expiration dates thereof (such fees to accrue, as reasonably estimated by the LC Bank, the “LC Fee Expectation”). Section 1.18 Documentation. The Seller agrees to be bound by (i) the terms of the Letter of Credit Application, (ii) the LC Bank’s reasonable interpretations of any Letter of Credit issued for the Seller and (iii) the LC Bank’s written regulations and customary practices relating to letters of credit, though the LC Bank’s reasonable interpretation of such regulations and practices may be different from the Seller’s own. In the event of a conflict between the Letter of Credit Application and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct by the LC Bank, the LC Bank shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following the Seller’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto. Section 1.19 Determination to Honor Drawing Request. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the LC Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit and that any other drawing condition appearing on the face of such Letter of Credit has been satisfied in the manner so set forth.

- 23 - 122351039\V-4 Section 1.20 Nature of Participation and Reimbursement Obligations. Each LC Participant’s obligation in accordance with this Agreement to make participation advances as a result of a drawing under a Letter of Credit, and the obligations of the Seller to reimburse the LC Bank upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Article I under all circumstances, including the following circumstances: (a) any set-off, counterclaim, recoupment, defense or other right which such LC Participant may have against the LC Bank, the Administrator, the Purchasers, the Purchaser Agents, the Seller or any other Person for any reason whatsoever; (b) the failure of the Seller or any other Person to comply with the conditions set forth in this Agreement for the making of Purchases, reinvestments, requests for Letters of Credit or otherwise, it being acknowledged that such conditions are not required for the making of participation advances hereunder; (c) any lack of validity or enforceability of any Letter of Credit or any set-off, counterclaim, recoupment, defense or other right which Seller or any Originator on behalf of which a Letter of Credit has been issued may have against the LC Bank, the Administrator, any Purchaser, or any other Person for any reason whatsoever; (d) any claim of breach of warranty that might be made by the Seller, the LC Bank or any LC Participant against the beneficiary of a Letter of Credit, or the existence of any claim, set-off, defense or other right which the Seller, the LC Bank or any LC Participant may have at any time against a beneficiary, any successor beneficiary or any transferee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), the LC Bank, any LC Participant, the Purchasers or Purchaser Agents or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Seller or any Subsidiaries of the Seller or any Affiliates of the Seller and the beneficiary for which any Letter of Credit was procured); (e) the lack of power or authority of any signer of, or lack of validity, sufficiency, accuracy, enforceability or genuineness of, any draft, demand, instrument, certificate or other document presented under any Letter of Credit, or any such draft, demand, instrument, certificate or other document proving to be forged, fraudulent, invalid, defective or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, even if the Administrator or the LC Bank has been notified thereof; (f) payment by the LC Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit other than as a result of the gross negligence or willful misconduct of the LC Bank; (g) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of

- 24 - 122351039\V-4 Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit; (h) any failure by the LC Bank or any of the LC Bank’s Affiliates to issue any Letter of Credit in the form requested by the Seller, unless the LC Bank has received written notice from the Seller of such failure within three (3) Business Days after the LC Bank shall have furnished the Seller a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice and, in any case, other than as a result of the gross negligence or willful misconduct of the LC Bank; (i) any Material Adverse Effect; (j) any breach of this Agreement or any Transaction Document by any party thereto; (k) the occurrence or continuance of an Insolvency Proceeding with respect to the Seller, any Originator or any Affiliate thereof; (l) the fact that a Termination Event or an Unmatured Termination Event shall have occurred and be continuing; (m) the fact that this Agreement or the obligations of the Seller or the Servicer hereunder shall have been terminated; and (n) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. Section 1.21 Indemnity. In addition to other amounts payable hereunder, the Seller hereby agrees to protect, indemnify, pay and save harmless the Administrator, the LC Bank, each LC Participant and any of the LC Bank’s Affiliates that have issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and reasonable expenses (including Attorney Costs) which the Administrator, the LC Bank, any LC Participant or any of their respective Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (a) the gross negligence or willful misconduct of, or the breach of this Agreement by, the party to be indemnified as determined by a final judgment of a court of competent jurisdiction or (b) the wrongful dishonor by the LC Bank of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called “Governmental Acts”). This Section 1.20 shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-tax claim. Section 1.22 Liability for Acts and Omissions. As between the Seller, on the one hand, and the Administrator, the LC Bank, the LC Participants, the Purchasers and the Purchaser Agents, on the other, the Seller assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by, the respective beneficiaries of such Letter of Credit. In furtherance and not in limitation of the respective foregoing, none of the Administrator, the LC Bank, the LC Participants, the Purchasers or the Purchaser Agents shall be responsible for: (i) the form,

- 25 - 122351039\V-4 validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of the Seller against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among the Seller and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Administrator, the LC Bank, the LC Participants, the Purchasers and the Purchaser Agents, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the LC Bank’s rights or powers hereunder. Nothing in the preceding sentence shall relieve the LC Bank from liability for its gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall the Administrator, the LC Bank, the LC Participants, the Purchasers or the Purchaser Agents or their respective Affiliates, be liable to the Seller or any other Person for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation Attorney Costs), or for any damages resulting from any change in the value of any property relating to a Letter of Credit. Without limiting the generality of the foregoing, the Administrator, the LC Bank, the LC Participants, the Purchasers and the Purchaser Agents and each of its Affiliates: (i) may rely on any written communication believed in good faith by such Person to have been authorized or given by or on behalf of the applicant for a Letter of Credit; (ii) may honor any presentation if the documents presented appear on their face to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the LC Bank or its Affiliates; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on the Administrator, the LC Bank, the LC Participants, the Purchasers or the Purchaser Agents or their respective Affiliates, in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and may honor any drawing in connection

- 26 - 122351039\V-4 with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the LC Bank under or in connection with any Letter of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith and without gross negligence or willful misconduct, as determined by a final non- appealable judgment of a court of competent jurisdiction, shall not put the LC Bank under any resulting liability to the Seller, any LC Participant or any other Person. Section 1.23 Extension of Termination Date. Seller may request the extension of the then current Facility Termination Date by providing written notice to the Administrator and each Purchaser Agent; provided such request is made not more than one hundred eighty (180) days prior to, and not less than sixty (60) days prior to, the then current Facility Termination Date. In the event that the Purchasers are all agreeable to such extension, the Administrator shall so notify the Seller and the Servicer (it being understood that the Purchasers may accept or decline such a request in their sole discretion and on such terms as they may elect) not less than thirty (30) days following such request and the Seller, the Servicer, the Administrator, the Purchaser Agents and the Purchasers shall enter into such documents as the Purchasers may reasonably deem necessary or appropriate to reflect such extension, and all reasonable costs and expenses incurred by the Purchasers, the Administrator and the Purchaser Agents in connection therewith (including Attorney Costs) shall be paid by the Seller. In the event any Purchaser declines the request for such extension, such Purchaser (or the applicable Purchaser Agent on its behalf) shall so notify the Administrator and the Administrator shall so notify the Seller of such determination; provided, that the failure of the Administrator to notify the Seller of the determination to decline such extension shall not affect the understanding and agreement that the applicable Purchasers shall be deemed to have refused to grant the requested extension in the event the Administrator fails to affirmatively notify the Seller of their agreement to accept the requested extension, and either (a) the Purchase Limit shall be reduced by an amount equal to the Commitment of such Purchaser, or (b) with the consent of the Administrator (such consent not to be unreasonably withheld), the Seller may appoint a new Purchaser to assume such non-renewing Purchaser’s Commitment Percentage of the Purchase Limit and the Commitment, and such new Purchaser and the Seller shall enter into such documents as the other Purchasers may reasonably deem necessary or appropriate to reflect the new Purchaser. Section 1.24 Yield Options. The Seller shall have the right to select from the following Yield applicable to the Purchases: (a) Term SOFR Option: A fluctuating rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Term SOFR Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Term SOFR Rate; or (b) Daily SOFR Option: A fluctuating rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to Daily SOFR Rate, such interest rate to change

- 27 - 122351039\V-4 automatically from time to time effective as of the effective date of each change in the Daily SOFR Rate. Section 1.25 Selection of Yield. If the Seller fails to select either the Term SOFR Rate or the Daily SOFR Rate to apply to any Portion of Capital at the expiration of an existing Yield Period applicable to such Portion of Capital, the Seller shall be deemed to have converted such Capital to the Daily SOFR Rate Capital commencing upon the last day of the existing Yield Period. ARTICLE II REPRESENTATIONS AND WARRANTIES; COVENANTS; TERMINATION EVENTS Section 2.1 Representations and Warranties; Covenants. Each of the Seller and the Servicer hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, applicable to it set forth in Exhibits III and IV, respectively. Section 2.2 Termination Events. If any of the Termination Events set forth in Exhibit V shall occur, the Administrator may (with the consent of the Majority Purchaser Agents) or shall (at the direction of the Majority Purchaser Agents), by notice to the Seller, declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred); provided, that upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (e) of Exhibit V, the Facility Termination Date shall automatically occur. Upon any such declaration, occurrence or deemed occurrence of the Facility Termination Date, the Administrator, each Purchaser Agent and each Purchaser shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative. ARTICLE III INDEMNIFICATION Section 3.1 Indemnities by the Seller. Without limiting any other rights any such Person may have hereunder or under applicable law, the Seller hereby indemnifies and holds harmless, on an after-tax basis, the Administrator, each Purchaser Agent, each Liquidity Provider, each Program Support Provider and each Purchaser and their respective officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, liabilities, penalties, Taxes, reasonable costs and expenses (including Attorney Costs) (all of the foregoing collectively, the “Indemnified Amounts”) at any time imposed on or incurred by any Indemnified Party arising out of or in connection with any Transaction Document, the transactions contemplated thereby or the acquisition of any portion of the Purchased Interest, or any action taken or omitted by any of the Indemnified Parties (including any action taken by the Administrator as attorney-in-fact for the Seller or any Originator hereunder or under any other Transaction Document), whether arising by reason of

- 28 - 122351039\V-4 the acts to be performed by the Seller hereunder or otherwise, excluding only Indemnified Amounts to the extent (a) a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from a breach of law, breach of this Agreement, bad faith, negligence or willful misconduct of the Indemnified Party seeking indemnification, (b) due to the credit risk of the Obligor and for which reimbursement would constitute recourse to any Originator, the Seller or the Servicer for uncollectible Receivables or (c) such Indemnified Amounts include Taxes imposed or based on, or measured by, the gross or net income or receipts of such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized (or any political subdivision thereof); provided, that this Section 3.1 shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim; provided further, that nothing contained in this sentence shall limit the liability of the Seller or the Servicer or limit the recourse of any Indemnified Party to the Seller or the Servicer for any amounts otherwise specifically provided to be paid by the Seller or the Servicer hereunder. Without limiting the foregoing indemnification, but subject to the limitations set forth in clauses (a), (b) and (c) of the previous sentence, the Seller shall indemnify each Indemnified Party for amounts (including losses in respect of uncollectible Receivables, regardless, for purposes of these specific matters, whether reimbursement therefor would constitute recourse to the Seller or the Servicer) relating to or resulting from: (a) the failure of any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable, the failure of any information contained in any Information Package to be true and correct, or the failure of any other information provided to any Purchaser or the Administrator with respect to the Receivables or this Agreement to be true and correct; (b) the failure of any representation, warranty or statement made or deemed made by the Seller (or any employee, officer or agent of the Seller) under or in connection with this Agreement, any other Transaction Document, or any Information Package or any other information or report delivered by or on behalf of the Seller pursuant hereto to have been true and correct as of the date made or deemed made in all respects; (c) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or related Contract with any such applicable law, rule or regulation; (d) the failure of the Seller to vest and maintain vested in the Administrator, for the benefit of the Purchasers, a first priority perfected ownership or security interest in the Purchased Interest and the property conveyed hereunder, free and clear of any Adverse Claim (other than Permitted Liens) ; (e) any commingling of funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled hereunder with any other funds; (f) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the other Pool Assets, whether at the time of any Purchase or at any subsequent time;

- 29 - 122351039\V-4 (g) any failure of a Collection Account Bank to comply with the terms of the applicable Account Control Agreement; (h) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale or lease of goods or the rendering of services related to such Receivable or the furnishing or failure to furnish any such goods or services or relating to collection activities (if such collection activities were performed by the Seller or any of its Affiliates acting as the Servicer or by any agent or independent contractor retained by the Seller or any of its Affiliates) with respect to such Receivable; (i) any failure of the Seller to perform its duties or obligations in accordance with the provisions of this Agreement, any Contract or any other Transaction Document to which it is a party; (j) any action taken by the Administrator as attorney-in-fact for the Seller or any Originator pursuant to this Agreement or any other Transaction Document; (k) any reduction in Capital as a result of the distribution of Collections pursuant to Section 1.4(d), if all or a portion of such distributions shall thereafter be rescinded or otherwise must be returned for any reason; (l) the use of proceeds of Purchase or reinvestment or the issuance of any Letter of Credit on behalf of Seller (and, if applicable, on behalf of, or for the account of, any Originator); or (m) any environmental liability claim, products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort, arising out of or in connection with any Receivable or any other suit, claim or action of whatever sort relating to any of the Transaction Documents. Section 3.2 Indemnities by the Servicer. Without limiting any other rights that any Indemnified Party may have hereunder or under applicable law, rules or regulations, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts arising out of or resulting from (whether directly or indirectly): (a) the failure of any information contained in any Information Package to be true and correct, or the failure of any other information provided to such Indemnified Party by, or on behalf of, the Servicer to be true and correct, (b) the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Transaction Document to which it is a party to have been true and correct as of the date made or deemed made in all respects when made, (c) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor (other than as a result of discharge in bankruptcy with respect to such Obligor) to the payment of any Receivable in, or purporting to be in, the Receivables Pool resulting from or related to the collection activities with respect to

- 30 - 122351039\V-4 such Receivable or (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof or any other Transaction Document to which it is a party. ARTICLE IV ADMINISTRATION AND COLLECTIONS Section 4.1 Appointment of the Servicer. (a) The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section 4.1. Until the Administrator gives notice to VWR (in accordance with this Section 4.1) of the designation of a new Servicer, VWR is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence of a Termination Event, the Administrator may (with the consent of the Majority Purchaser Agents) or shall (at the direction of the Majority Purchaser Agents) terminate VWR as Servicer and designate as Servicer any Person (including itself) to succeed VWR or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. (b) Upon the designation of a successor Servicer as set forth in Section 4.1(a), VWR agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrator reasonably determines will facilitate the transition of the performance of such activities to the new Servicer, and VWR shall reasonably cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of related records (including all Contracts) and use by the new Servicer of all licenses (or the obtaining of new licenses), hardware or software (or the obtaining of new hardware or software) reasonably necessary or desirable to collect the Pool Receivables and the Related Security. (c) VWR acknowledges that, in making its decision to execute and deliver this Agreement, the Administrator and each member in each Purchaser Group have relied on VWR’s agreement to act as Servicer hereunder. Accordingly, VWR agrees that it will not voluntarily resign as Servicer except upon the determination that the performance of its duties under this Agreement and the other Transaction Documents is no longer permissible under applicable law. (d) The Servicer may delegate its duties and obligations hereunder to any subservicer (each a “Sub-Servicer”); provided, that, in each such delegation: (i) such Sub-Servicer shall agree in writing to perform the delegated duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain liable for the performance of the duties and obligations so delegated, (iii) the Seller, the Administrator and each Purchaser Group shall have the right to look solely to the Servicer for performance, (iv) the terms of any agreement with any Sub-Servicer shall provide that the Administrator may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer) and (v) if such Sub-Servicer is not an Affiliate of VWR, the Administrator shall have consented in writing in advance to such delegation (such consent not to be unreasonably withheld or delayed). For the avoidance of doubt, this Section 4.1(d) shall not apply to any third party collection

- 31 - 122351039\V-4 agency collecting Defaulted Receivables or other third party servicer provider assisting in the servicing of the Defaulted Receivables. Section 4.2 Duties of the Servicer. (a) The Servicer shall take or cause to be taken all such action as may be reasonably necessary or advisable to administer and collect each Pool Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Servicer shall set aside and hold in trust (or cause the Seller to set aside and hold) for the accounts of the Seller and each Purchaser Group the amount of Collections to which each such Purchaser Group is entitled in accordance with Article I hereof. The Servicer may, in accordance with the applicable Credit and Collection Policy, extend the maturity of any Pool Receivable and extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable, as the Servicer may reasonably determine to be appropriate to maximize Collections thereof or reflect adjustments expressly permitted under the Credit and Collection Policy or as expressly required under applicable laws, rules or regulations or the applicable Contract; provided, that for purposes of this Agreement: (i) such extension shall not, and shall not be deemed to, change the number of days such Pool Receivable has remained unpaid from the date of the original due date related to such Pool Receivable, (ii) such extension or adjustment shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of any Purchaser, any Purchaser Agent or the Administrator under this Agreement or any other Transaction Document and (iii) if a Termination Event has occurred and is continuing and VWR or an Affiliate thereof is serving as the Servicer, VWR or such Affiliate may take such action only upon the prior approval of the Administrator. The Seller shall deliver to the Servicer (or the applicable Sub- Servicer) and the Servicer or such Sub-Servicer, as applicable, shall hold for the benefit of the Seller and the Administrator (individually and for the benefit of each Purchaser Group, in accordance with their respective interests), all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, if a Termination Event has occurred and is continuing, the Administrator may direct the Servicer (whether the Servicer is VWR or any other Person) to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security. (b) The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over to the Seller the collections of any indebtedness owed to the Seller that is not a Pool Receivable, less, if VWR or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than VWR or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Seller all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable. (c) The Servicer’s obligations hereunder shall terminate on the latest of: (i) the Facility Termination Date, (ii) the date on which no Capital or Discount in respect of the Purchased Interest shall be outstanding, (iii) the date on which an amount equal to (A) the amount necessary to reduce the Adjusted LC Participation Amount to zero ($0 and/or €0, as

- 32 - 122351039\V-4 applicable) and (B) an amount equal to the LC Fee Expectation has been deposited in the LC Collateral Account or all Letters of Credit have expired, and (iv) the date on which all amounts required to be paid to each Purchaser Agent, each Purchaser, the Administrator and any other Indemnified Party or Affected Person hereunder shall have been paid in full. After such termination, if VWR or an Affiliate thereof was not the Servicer on the date of such termination, the Servicer shall promptly deliver to the Seller all books, records and related materials that the Seller previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement. Section 4.3 Collection Account Arrangements. (a) On or before the Closing Date, the Seller shall have entered into Account Control Agreements with all of the Collection Account Banks and delivered executed counterparts of each to the Administrator. Upon the occurrence and during the continuation of a Termination Event, the Administrator may (with the consent of the Majority Purchaser Agents) or shall (upon the direction of the Majority Purchaser Agents) at any time thereafter give notice to each Collection Account Bank that the Administrator is exercising its rights under the Account Control Agreements to do any or all of the following: (a) to have the exclusive ownership and control of the Collection Accounts transferred to the Administrator (for the benefit of the Purchasers) and to exercise exclusive dominion and control over the funds deposited therein, (b) to have the proceeds that are sent to the respective Collection Accounts redirected pursuant to the Administrator’s instructions rather than deposited in the applicable Collection Account, and (c) to take any or all other actions permitted under the applicable Account Control Agreement. The Seller hereby agrees that if the Administrator at any time takes any action set forth in the preceding sentence, the Administrator may elect to have exclusive control (for the benefit of the Purchasers) of the proceeds (including Collections) of all Pool Receivables and the Seller hereby further agrees to take any other action that the Administrator or any Purchaser Agent may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Seller or the Servicer thereafter shall be sent immediately to, or as otherwise instructed by, the Administrator. The parties hereto hereby acknowledge that if at any time the Administrator takes control of any Collection Account, the Administrator shall not have any rights to the funds therein in excess of the unpaid amounts due to the Administrator, any member of any Purchaser Group, any Indemnified Party or Affected Person or any other Person hereunder, and the Administrator shall distribute or cause to be distributed such funds in accordance with Section 4.2(b) and Article I (in each case as if such funds were held by the Servicer thereunder). (b) The Seller or the Servicer shall as soon as practicable (but in any event no later than December 31, 2020) cause all payments thereafter made by any Obligors on any Pool Receivables to, and all amounts then or thereafter on deposit in, a Collection Account (or related lock-box or post office box) at MUFG Union Bank, N.A. (as further identified on Schedule II to this Agreement) to be transferred to a Collection Account (or related lock-box or post office box) at PNC Bank, National Association. Section 4.4 Enforcement Rights.

- 33 - 122351039\V-4 (a) At any time following the occurrence and during the continuation of a Termination Event: (i) the Administrator may instruct the Seller or the Servicer to give notice of the Purchaser Groups’ interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrator or its designee (on behalf of such Purchaser Groups), and the Seller or the Servicer, as the case may be, shall give such notice at the expense of the Seller or the Servicer, as the case may be; provided, that if the Seller or the Servicer, as the case may be, fails to so notify each Obligor within two (2) Business Days of the Administrator’s instruction, then the Administrator (at the Seller’s or the Servicer’s, as the case may be, expense) may so notify the Obligors, (ii) the Administrator may request the Servicer to, and upon such request the Servicer shall: (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Administrator or its designee (for the benefit of the Purchasers) at a place selected by the Administrator, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner reasonably acceptable to the Administrator and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator or its designee, and (iii) the Administrator may collect any amounts due from any Originator under the Sale Agreement. (b) The Seller hereby authorizes the Administrator (on behalf of each Purchaser Group), and irrevocably appoints the Administrator as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Seller, which appointment is coupled with an interest, to take any and all steps in the name of the Seller and on behalf of the Seller necessary or desirable, in the reasonable determination of the Administrator, after the occurrence and during the continuation of a Termination Event, to collect any and all amounts or portions thereof due under any and all Pool Assets, including endorsing the name of the Seller on checks and other instruments representing Collections and enforcing such Pool Assets. Notwithstanding anything to the contrary contained in this Section 4.4(b), none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever. Section 4.5 Responsibilities of the Seller. (a) Anything herein to the contrary notwithstanding, the Seller shall: (i) perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been transferred hereunder, and the exercise by the Administrator, the Purchaser Agents or the Purchasers of their respective rights hereunder shall not relieve the Seller from such obligations, and (ii) pay when due any Taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction.

- 34 - 122351039\V-4 None of the Administrator, the Purchaser Agents or any of the Purchasers shall have any obligation or liability with respect to any Pool Asset, nor shall any of them be obligated to perform any of the obligations of the Seller, the Servicer, VWR or the Originators thereunder. (b) VWR hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, VWR shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that VWR conducted such data-processing functions while it acted as the Servicer. In connection with any such data-processing functions, VWR shall be entitled to be reimbursed for its reasonable costs and expenses of the Seller. Section 4.6 Servicing Fee. (a) Subject to clause (b), the Servicer shall be paid a fee (the “Servicing Fee”) equal to 1.00% per annum (the “Servicing Fee Rate”) of the daily average aggregate Outstanding Balance of the Pool Receivables. (b) If the Servicer ceases to be VWR or an Affiliate thereof, the Servicing Fee shall be the greater of: (i) the amount calculated pursuant to clause (a), and (ii) an alternative amount specified by the successor Servicer not to exceed 110% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer. ARTICLE V THE AGENTS Section 5.1 Appointment and Authorization. (a) Each Purchaser and Purchaser Agent hereby irrevocably designates and appoints PNC Bank, National Association, as the “Administrator” hereunder and authorizes the Administrator to take such actions and to exercise such powers as are delegated to the Administrator hereby and to exercise such other powers as are reasonably incidental thereto. The Administrator shall hold, in its name, for the benefit of each Purchaser, ratably, the Purchased Interest. The Administrator shall not have any duties other than those expressly set forth herein or any fiduciary relationship with any Purchaser or Purchaser Agent, and no implied obligations or liabilities shall be read into this Agreement, or otherwise exist, against the Administrator. The Administrator does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Seller or Servicer. Notwithstanding any provision of this Agreement or any other Transaction Document to the contrary, in no event shall the Administrator ever be required to take any action which exposes the Administrator to personal liability or which is contrary to the provision of any Transaction Document or applicable law. (b) Each Purchaser hereby irrevocably designates and appoints the respective institution identified as the Purchaser Agent for such Purchaser’s Purchaser Group on the signature pages hereto or in the Assumption Agreement or Transfer Supplement pursuant to

- 35 - 122351039\V-4 which such Purchaser becomes a party hereto, and each authorizes such Purchaser Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Purchaser Agent by the terms of this Agreement, if any, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Purchaser Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser or other Purchaser Agent or the Administrator, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Purchaser Agent shall be read into this Agreement or otherwise exist against such Purchaser Agent. (c) Except as otherwise specifically provided in this Agreement, the provisions of this Article V are solely for the benefit of the Purchaser Agents, the Administrator and the Purchasers, and none of the Seller or the Servicer shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this Article V, except that this Article V shall not affect any obligations which any Purchaser Agent, the Administrator or any Purchaser may have to the Seller or the Servicer under the other provisions of this Agreement. Furthermore, no Purchaser shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof in respect of a Purchaser Agent which is not the Purchaser Agent for such Purchaser. (d) In performing its functions and duties hereunder, the Administrator shall act solely as the agent of the Purchasers and the Purchaser Agents and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or the Servicer or any of their successors and assigns. In performing its functions and duties hereunder, each Purchaser Agent shall act solely as the agent of its respective Purchaser and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller, the Servicer, any other Purchaser, any other Purchaser Agent or the Administrator, or any of their respective successors and assigns. Section 5.2 Delegation of Duties. The Administrator may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrator shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Section 5.3 Exculpatory Provisions. None of the Purchaser Agents, the Administrator or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted (i) with the consent or at the direction of the Majority Purchaser Agents (or in the case of any Purchaser Agent, the Purchasers within its Purchaser Group that have a majority of the aggregate Commitments of such Purchaser Group) or (ii) in the absence of such Person’s gross negligence or willful misconduct. The Administrator shall not be responsible to any Purchaser, Purchaser Agent or other Person for (i) any recitals, representations, warranties or other statements made by the Seller, the Servicer, any Originator or any of their Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document, (iii) any failure of the Seller, the Servicer, any Originator or any of their Affiliates to perform any obligation hereunder or under the other Transaction Documents to which it is a party (or under any Contract), or (iv) the satisfaction of any condition specified in Exhibit II.

- 36 - 122351039\V-4 The Administrator shall not have any obligation to any Purchaser or Purchaser Agent to ascertain or inquire about the observance or performance of any agreement contained in any Transaction Document or to inspect the properties, books or records of the Seller, the Servicer, any Originator or any of their respective Affiliates. Section 5.4 Reliance by Agents. (a) Each Purchaser Agent and the Administrator shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the Seller), independent accountants and other experts selected by the Administrator. Each Purchaser Agent and the Administrator shall in all cases be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of the Majority Purchaser Agents (or in the case of any Purchaser Agent, the Purchasers within its Purchaser Group that have a majority of the aggregate Commitment of such Purchaser Group), and assurance of its indemnification, as it deems appropriate. (b) The Administrator shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Purchaser Agents or the Purchaser Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Purchasers, the Administrator and Purchaser Agents. (c) The Purchasers within each Purchaser Group with a majority of the Commitments of such Purchaser Group shall be entitled to request or direct the related Purchaser Agent to take action, or refrain from taking action, under this Agreement on behalf of such Purchasers. Such Purchaser Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of such Majority Purchaser Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of such Purchaser Agent’s Purchasers. (d) Unless otherwise advised in writing by a Purchaser Agent or by any Purchaser on whose behalf such Purchaser Agent is purportedly acting, each party to this Agreement may assume that (i) such Purchaser Agent is acting for the benefit of each of the Purchasers in respect of which such Purchaser Agent is identified as being the “Purchaser Agent” in the definition of “Purchaser Agent” hereto, as well as for the benefit of each assignee or other transferee from any such Person, and (ii) each action taken by such Purchaser Agent has been duly authorized and approved by all necessary action on the part of the Purchasers on whose behalf it is purportedly acting. Each Purchaser Agent and its Purchaser(s) shall agree amongst themselves as to the circumstances and procedures for removal, resignation and replacement of such Purchaser Agent. Section 5.5 Notice of Termination Events. Neither any Purchaser Agent nor the Administrator shall be deemed to have knowledge or notice of the occurrence of any Termination Event or Unmatured Termination Event unless the Administrator and the Purchaser Agents have received notice from any Purchaser, the Servicer or the Seller stating that a Termination Event or an Unmatured Termination Event has occurred hereunder and describing

- 37 - 122351039\V-4 such Termination Event or Unmatured Termination Event. In the event that the Administrator receives such a notice, it shall promptly give notice thereof to each Purchaser Agent whereupon each such Purchaser Agent shall promptly give notice thereof to its related Purchasers. In the event that a Purchaser Agent receives such a notice (other than from the Administrator), it shall promptly give notice thereof to the Administrator. The Administrator shall take such action concerning a Termination Event or an Unmatured Termination Event as may be directed by the Majority Purchaser Agents (unless such action otherwise requires the consent of all Purchasers, the LC Bank and/or the Required LC Participants), but until the Administrator receives such directions, the Administrator may (but shall not be obligated to) take such action, or refrain from taking such action, as the Administrator deems advisable and in the best interests of the Purchasers and the Purchaser Agents. Section 5.6 Non-Reliance on Administrator, Purchaser Agents and Other Purchasers. Each Purchaser expressly acknowledges that none of the Administrator, the Purchaser Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrator, or any Purchaser Agent hereafter taken, including any review of the affairs of the Seller, VWR, the Servicer or any Originator, shall be deemed to constitute any representation or warranty by the Administrator or such Purchaser Agent, as applicable. Each Purchaser represents and warrants to the Administrator and the Purchaser Agents that, independently and without reliance upon the Administrator, Purchaser Agents or any other Purchaser and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller, VWR, the Servicer or the Originators, and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items specifically required to be delivered hereunder, the Administrator shall not have any duty or responsibility to provide any Purchaser Agent with any information concerning the Seller, VWR, the Servicer or the Originators or any of their Affiliates that comes into the possession of the Administrator or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates. Section 5.7 Administrator, Purchasers, Purchaser Agents and Affiliates. Each of the Administrator, the Purchasers and the Purchaser Agents and any of their respective Affiliates may extend credit to, accept deposits from and generally engage in any kind of banking, trust, debt, equity or other business with the Seller, VWR, the Servicer or any Originator or any of their Affiliates. With respect to the acquisition of the Eligible Receivables pursuant to this Agreement, each of the Purchaser Agents and the Administrator shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not such an agent, and the terms “Purchaser” and “Purchasers” shall include, to the extent applicable, each of the Purchaser Agents and the Administrator in their individual capacities. Section 5.8 Indemnification. Each LC Participant and Related Committed Purchaser shall indemnify and hold harmless the Administrator (but solely in its capacity as Administrator) and the LC Bank and their respective officers, directors, employees, representatives and agents (to the extent not reimbursed by the Seller, the Servicer or any Originator and without limiting the obligation of the Seller, the Servicer, or any Originator to do so), ratably (based on its Commitment) from and against any and all liabilities, obligations, losses, damages, penalties,

- 38 - 122351039\V-4 judgments, settlements, costs, expenses and disbursements of any kind whatsoever (including in connection with any investigative or threatened proceeding, whether or not the Administrator, the LC Bank or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Administrator, the LC Bank or such Person as a result of, or related to, any of the transactions contemplated by the Transaction Documents or the execution, delivery or performance of the Transaction Documents or any other document furnished in connection therewith (but excluding any such liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Administrator, the LC Bank or such Person as finally determined by a court of competent jurisdiction). Without limiting the generality of the foregoing, each LC Participant agrees to reimburse the Administrator and the LC Bank, ratably according to its Pro Rata Shares, promptly upon demand, for any out of pocket expenses (including Attorney Costs) incurred by the Administrator or the LC Bank in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of, its rights and responsibilities under this Agreement. Section 5.9 Successor Administrator. The Administrator may, upon at least thirty (30) days’ prior written notice to the Seller, each Purchaser and Purchaser Agent, resign as Administrator. Such resignation shall not become effective until (x) a successor Administrator is appointed by the Majority Purchaser Agents and has accepted such appointment and (y) so long as no Termination Event or Unmatured Termination Event has occurred and is continuing, the Seller and the Servicer shall have consented to such successor Administrator (such consent not to be unreasonably withheld or delayed). Upon such acceptance of its appointment as Administrator hereunder by a successor Administrator, such successor Administrator shall succeed to and become vested with all the rights and duties of the retiring Administrator, and the retiring Administrator shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Administrator’s resignation hereunder, the provisions of Sections 3.1 and 3.2 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrator. ARTICLE VI MISCELLANEOUS Section 6.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Transaction Document, or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by the Administrator, the LC Bank and each of the Majority LC Participants and Majority Purchaser Agents, and, in the case of any amendment, by the other parties thereto; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no such amendment or waiver shall, without the consent of each affected Purchaser, (A) extend the date of any payment or deposit of Collections by the Seller or the Servicer, (B) reduce the rate or extend the time of payment of Discount, (C) reduce any fees payable to the Administrator, any Purchaser Agent or any Purchaser pursuant to the applicable Purchaser Group Fee Letter, (D) change the amount of Capital of any Purchaser, any Purchaser’s pro rata share of the Purchased Interest or any Related Committed Purchaser’s or LC

- 39 - 122351039\V-4 Participant’s Commitment, (E) amend, modify or waive any provision of the definition of “Majority Purchaser Agents” or this Section 6.1, (F) consent to or permit the assignment or transfer by the Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Eligible Receivable,” “Facility Termination Date” other than an extension of such date in accordance with clause (H) or Section 1.22), “Loss Reserve,” “Loss Reserve Percentage,” “Dilution Reserve,” “Dilution Reserve Percentage,” “EURO Currency Volatility Reserve” or “Termination Event,” (provided that a waiver of any Termination Event shall not constitute a “change” for purposes of this clause (G)) (H) extend the “Facility Termination Date” or (I) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (I) above in a manner that would circumvent the intention of the restrictions set forth in such clauses. No failure on the part of the Purchasers, the Purchaser Agents or the Administrator to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Section 6.2 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile and email communications) and shall be personally delivered or sent by facsimile or email, or by overnight mail, to the intended party at the mailing or email address or facsimile number of such party set forth under its name on the signature pages hereof (or in any other document or agreement pursuant to which it is or became a party hereto), or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if delivered by overnight mail, when received, and (ii) if transmitted by facsimile or email, when sent, receipt confirmed by telephone or electronic means. Section 6.3 Successors and Assigns; Participations; Assignments. (a) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided in Section 4.1(d), neither the Seller nor the Servicer may assign or transfer any of its rights or delegate any of its duties hereunder or under any Transaction Document without the prior consent of the Administrator, the LC Bank, the Required LC Participants and the Purchaser Agents. (b) Participations. (i) Except as otherwise specifically provided herein, any Purchaser may sell to one or more Persons (each a “Participant”) participating interests in the interests of such Purchaser hereunder; provided, that no Purchaser shall grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Transaction Document. Such Purchaser shall remain solely responsible for performing its obligations hereunder, and the Seller, the Servicer, each Purchaser Agent and the Administrator shall continue to deal solely and directly with such Purchaser in connection with such Purchaser’s rights and obligations hereunder. A Purchaser shall not agree with a Participant to restrict such Purchaser’s right to agree to any amendment hereto, except amendments that require the consent of all Purchasers.

- 40 - 122351039\V-4 (ii) Notwithstanding anything contained in paragraph (a) or clause (i) of paragraph (b) of this Section 6.3, each of the LC Bank and each LC Participant may sell participations in all or any part of any Funded Purchase made by such LC Participant to another bank or other entity so long as (x) no such grant of a participation shall, without the consent of the Seller, require the Seller to file a registration statement with the SEC and (y) no holder of any such participation shall be entitled to require such LC Participant to take or omit to take any action hereunder except that such LC Participant may agree with such participant that, without such Participant’s consent, such LC Participant will not consent to an amendment, modification or waiver referred to in Section 6.1. Any such Participant shall not have any rights hereunder or under the Transaction Documents. (c) Assignments by Certain Related Committed Purchasers. Any Related Committed Purchaser may assign to one or more Persons (each a “Purchasing Related Committed Purchaser”), reasonably acceptable to the Administrator, the LC Bank and the related Purchaser Agent in its sole discretion, any portion of its Commitment (which shall be inclusive of its Commitment as an LC Participant) pursuant to a supplement hereto, substantially in the form of Annex D with any changes as have been approved by the parties thereto (each, a “Transfer Supplement”), executed by each such Purchasing Related Committed Purchaser, such selling Related Committed Purchaser, such related Purchaser Agent and the Administrator and with the consent of the Seller (provided, that the consent of the Seller shall not be unreasonably withheld or delayed and that no such consent shall be required if a Termination Event has occurred and is continuing; provided, further, that no consent of the Seller shall be required if the assignment is made by any Related Committed Purchaser to the Administrator, to any other Related Committed Purchaser, to any Affiliate of the Administrator or any Related Committed Purchaser, to any Program Support Provider or any Person which (i) is in the business of issuing commercial paper notes and (ii) is associated with or administered by the Administrator or any Affiliate of the Administrator). Any such assignment by a Related Committed Purchaser cannot be for an amount less than $10,000,000. Upon (i) the execution of the Transfer Supplement, (ii) delivery of an executed copy thereof to the Seller, the Servicer, such related Purchaser Agent and the Administrator and (iii) payment by the Purchasing Related Committed Purchaser to the selling Related Committed Purchaser of the agreed purchase price, if any, such selling Related Committed Purchaser shall be released from its obligations hereunder to the extent of such assignment and such Purchasing Related Committed Purchaser shall for all purposes be a Related Committed Purchaser party hereto and shall have all the rights and obligations of a Related Committed Purchaser hereunder to the same extent as if it were an original party hereto. The amount of the Commitment of the selling Related Committed Purchaser allocable to such Purchasing Related Committed Purchaser shall be equal to the amount of the Commitment of the selling Related Committed Purchaser transferred regardless of the purchase price, if any, paid therefor. The Transfer Supplement shall be an amendment hereof only to the extent necessary to reflect the addition of such Purchasing Related Committed Purchaser as a “Related Committed Purchaser” and a related “LC Participant” and any resulting adjustment of the selling Related Committed Purchaser’s Commitment. (d) Assignments to Liquidity Providers and other Program Support Providers. Any Conduit Purchaser may at any time grant to one or more of its Liquidity Providers or other Program Support Providers, participating interests in its portion of the Purchased Interest. In the event of any such grant by such Conduit Purchaser of a participating interest to a Liquidity

- 41 - 122351039\V-4 Provider or other Program Support Provider, such Conduit Purchaser shall remain responsible for the performance of its obligations hereunder. The Seller agrees that each Liquidity Provider and Program Support Provider of any Conduit Purchaser hereunder shall be entitled to the benefits of Section 1.7. (e) Other Assignment by Conduit Purchasers. Each party hereto agrees and consents (i) to any Conduit Purchaser’s assignment, participation, grant of security interests in or other transfers of any portion of, or any of its beneficial interest in, the Purchased Interest (or portion thereof), including without limitation to any collateral agent in connection with its commercial paper program and (ii) to the complete assignment by any Conduit Purchaser of all of its rights and obligations hereunder to any other Person, and upon such assignment such Conduit Purchaser shall be released from all obligations and duties, if any, hereunder; provided, that such Conduit Purchaser may not, without the prior consent of its Related Committed Purchasers, make any such transfer of its rights hereunder unless the assignee (i) is principally engaged in the purchase of assets similar to the assets being purchased hereunder, (ii) has as its Purchaser Agent the Purchaser Agent of the assigning Conduit Purchaser and (iii) issues commercial paper or other Notes with credit ratings substantially comparable to the ratings of the assigning Conduit Purchaser. Any assigning Conduit Purchaser shall deliver to any assignee a Transfer Supplement with any changes as have been approved by the parties thereto, duly executed by such Conduit Purchaser, assigning any portion of its interest in the Purchased Interest to its assignee. Such Conduit Purchaser shall promptly (i) notify each of the other parties hereto of such assignment and (ii) take all further action that the assignee reasonably requests in order to evidence the assignee’s right, title and interest in such interest in the Purchased Interest and to enable the assignee to exercise or enforce any rights of such Conduit Purchaser hereunder. Upon the assignment of any portion of its interest in the Purchased Interest, the assignee shall have all of the rights hereunder with respect to such interest (except that the Discount therefor shall thereafter accrue at the rate, determined with respect to the assigning Conduit Purchaser unless the Seller, the related Purchaser Agent and the assignee shall have agreed upon a different Discount). (f) Opinions of Counsel. If required by the Administrator or the applicable Purchaser Agent or to maintain the ratings of the Notes of any Conduit Purchaser, each Transfer Supplement or other assignment and acceptance agreement must be accompanied by an opinion of counsel of the assignee as to such matters as the Administrator or such Purchaser Agent may reasonably request. (g) Assignments to Federal Reserve Banks. Notwithstanding any other provision of this Section 6.3, any Purchaser may at any time assign, as collateral or otherwise, all or any portion of its rights (including, without limitation, rights to payment of interest and repayment of the Purchased Interest) under this Agreement to any Federal Reserve Bank, without notice to or consent of the Seller, Administrator or any other Person; provided that no such assignment shall release a Purchaser from any of its obligations hereunder, or substitute any such assignee for such Purchaser as a party hereto. In connection with such pledge, such Purchaser shall be entitled to receive a physical note evidencing such Purchased Interest. Section 6.4 Costs and Expenses.

- 42 - 122351039\V-4 (a) By way of clarification, and not of limitation, of Sections 1.7, 1.20 or 3.1, the Seller shall pay to the Administrator, each Purchaser Agent and/or any Purchaser within ten (10) Business Days following demand all reasonable costs and expenses in connection with (i) the preparation, execution, delivery and administration of this Agreement or the other Transaction Documents and the other documents and agreements to be delivered hereunder and thereunder (and all reasonable costs and expenses in connection with any amendment, waiver or modification of any thereof), (ii) the sale of the Purchased Interest (or any portion thereof) (iii) the perfection (and continuation) of the Administrator’s rights in the Receivables, Collections and other Pool Assets, (iv) the enforcement by the Administrator, any Purchaser Agent or any member of any Purchaser Group of the obligations of the Seller, the Servicer or the Originators under the Transaction Documents or of any Obligor under a Receivable and (v) the maintenance by the Administrator of the Collection Accounts (and any related lock-box or post office box), including Attorney Costs for the Administrator, the Purchaser Agents and the Purchasers and Rating Agency fees incurred by the Administrator relating to any of the foregoing or to advising the Administrator or any member of any Purchaser Group (including, any related Liquidity Provider or any other related Program Support Provider) about its rights and remedies under any Transaction Document or any other document, agreement or instrument related thereto and all reasonable costs and expenses (including Attorney Costs) of the Administrator, any Purchaser Agent and any Purchaser in connection with the enforcement or administration of the Transaction Documents or any other document, agreement or instrument related thereto. The Administrator and each member of each Purchaser Group agree, however, that unless a Termination Event has occurred and is continuing, all of such entities will be represented by a single law firm. The Seller shall, subject to the provisos in clause (e) of each of Sections 1 and 2 of Exhibit IV, reimburse the Administrator, each Purchaser Agent and each Purchaser for the cost of such Person’s auditors (which may be employees of such Person) auditing the books, records and procedures of the Seller or the Servicer. The Seller shall reimburse each Purchaser on demand for all reasonable out of pocket costs and expenses incurred by such Purchaser in connection with the Transaction Documents or the transactions contemplated thereby. This Section 6.4 shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (b) In addition, the Seller shall pay on demand any Other Taxes payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party and Affected Person harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such Other Taxes. Section 6.5 No Proceedings; Limitation on Payments. (a) Each of the Seller, the Parent, the Servicer, the Administrator, the Purchaser Agents, the Purchasers, each assignee of the Purchased Interest or any interest therein, and each Person that enters into a commitment to purchase the Purchased Interest or interests therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by such Conduit Purchaser is paid in full. The provisions of this paragraph shall survive any termination of this

- 43 - 122351039\V-4 Agreement. Each party hereto, each assignee of the Purchased Interest or any interest therein, and each Person that enters into a commitment to purchase the Purchased Interest or interests therein, agrees that it will not institute against, or join any Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other proceeding under any federal or state bankruptcy or similar law, for one year and one day after which all other indebtedness and other obligations of the Seller hereunder and under each other Transaction Document shall have been paid in full; provided that the Administrator may take any such action with the prior written consent of the Majority Purchaser Agents and the LC Bank. (b) Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Purchaser shall or shall be obligated to, pay any amount, if any, payable by it pursuant to this Agreement or any other Transaction Document unless (i) such Conduit Purchaser has received funds which may be used to make such payment and which funds are not required to repay the Notes when due and (ii) after giving effect to such payment, either (x) such Conduit Purchaser could issue Notes to refinance all outstanding Notes (assuming such outstanding Notes matured at such time) in accordance with the program documents governing such Conduit Purchaser’s securitization program or (y) all Notes are paid in full. Any amount which such Conduit Purchaser does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or company obligation of such Conduit Purchaser for any such insufficiency unless and until such Conduit Purchaser satisfies the provisions of clauses (i) and (ii) above; provided, however, that if any Conduit Purchaser is unable to pay its full portion of the Purchase Price for any Purchased Interest, such Conduit Purchaser’s Related Committed Purchasers shall make that portion of the applicable Purchase. The provisions of this paragraph shall survive any termination of this Agreement. Section 6.6 GOVERNING LAW AND JURISDICTION. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT

- 44 - 122351039\V-4 RELATED HERETO. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. Section 6.7 Confidentiality. Unless otherwise required by applicable law, each of the Seller and the Servicer agrees to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts thereof) in communications with third parties and otherwise; provided, that this Agreement may be disclosed (a) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent and (b) to the Seller’s and Servicer’s legal counsel and auditors if they agree to hold it confidential. Unless otherwise required by applicable law, rules or regulations, the Administrator, the Purchaser Agents and the Purchasers agree to maintain the confidentiality of non-public financial information regarding the Seller, the Servicer and the Originators; provided, that such information may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance satisfactory to, and with the consent of the Servicer (in its sole discretion), (ii) to legal counsel and auditors of the Purchasers, the Purchaser Agents or the Administrator if they agree to hold it confidential, (iii) to the rating agencies rating the Notes of any Conduit Purchaser, (iv) to any Program Support Provider or potential Program Support Provider (if they agree to hold it confidential), (v) to any placement agency placing the Notes, (vi) to the extent requested by any regulatory authorities having jurisdiction over the Administrator, the Purchaser Agents, any Purchaser, any Program Support Provider or any Liquidity Provider and (vii) to any Rating Agency or any non-hired nationally recognized statistical rating organization that provides to a Conduit Purchaser or its agent the certification required by subsection (e) of Rule 17g-5, and who agrees to keep such information confidential as contemplated by Rule 17g-5, by posting such information to a password protected internet website accessible to each such nationally recognized statistical rating organization in connection with, and subject to the terms of Rule 17g-5. Section 6.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement. Section 6.9 Survival of Termination. The provisions of Sections 1.7, 1.9, 1.10, 1.19, 1.20, 3.1, 3.2, 6.4, 6.5, 6.6, 6.7, 6.10 and 6.15 shall survive any termination of this Agreement. Section 6.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES

- 45 - 122351039\V-4 HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. Section 6.11 Sharing of Recoveries. Each Purchaser agrees that if it receives any recovery, through set-off, judicial action or otherwise, on any amount payable or recoverable hereunder in a greater proportion than should have been received hereunder or otherwise inconsistent with the provisions hereof, then the recipient of such recovery shall purchase for cash an interest in amounts owing to the other Purchasers (as return of Capital or otherwise), without representation or warranty except for the representation and warranty that such interest is being sold by each such other Purchaser free and clear of any Adverse Claim (other than Permitted Liens) created or granted by such other Purchaser, in the amount necessary to create proportional participation by the Purchaser in such recovery. If all or any portion of such amount is thereafter recovered from the recipient, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Section 6.12 Right of Setoff. Each Purchaser is hereby authorized (in addition to any other rights it may have) to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Purchaser (including by any branches or agencies of such Purchaser) to, or for the account of, the Seller against amounts owing by the Seller hereunder (even if contingent or unmatured). Section 6.13 Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding between the parties hereto, and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. Section 6.14 Headings. The captions and headings of this Agreement and any Exhibit, Schedule or Annex hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof. Section 6.15 Purchaser Groups’ Liabilities. The obligations of each Purchaser Agent and each Purchaser under the Transaction Documents are solely the corporate obligations of such Person. Except with respect to any claim arising out of the willful misconduct or gross negligence of the Administrator, any Purchaser Agent or any Purchaser, no claim may be made by the Seller or the Servicer or any other Person against the Administrator, any Purchaser Agent or any Purchaser or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring

- 46 - 122351039\V-4 in connection therewith; and each of Seller and Servicer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 6.16 Tax Treatment. Notwithstanding any other express or implied agreement to the contrary, the parties hereto agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms “tax treatment” and “tax structure” have the meanings specified in Treasury Regulation section 1.6011-4(c). Section 6.17 USA Patriot Act. The Purchasers, each Liquidity Provider and each Program Support Provider that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) hereby notifies the Seller that pursuant to the requirements of the Patriot Act, it is required to obtain, verify, and record information that identifies the Seller, which information includes the name and address of the Seller and other information that will allow such Purchaser, Liquidity Provider or Program Support Provider to identify the Seller in accordance with the Patriot Act. Section 6.18 Severability. If any provision of this Agreement is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. Section 6.19 Currency. Each reference in this Agreement to Dollars or to Alternative Currency (the “relevant currency”) is of the essence. To the fullest extent permitted by law, the obligation of the Seller in respect of any amount due in the relevant currency under this Agreement shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the Administrator or any Affected Person entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency so purchased for any reason falls short of the amount originally due in the relevant currency, the Seller shall pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligations of the Seller not discharged by such payment shall, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect. Section 6.20 Currency Equivalence. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Seller on the Seller’s obligations under this Agreement or any other Transaction Document to which it is a party in the currency expressed to

- 47 - 122351039\V-4 be payable herein (the “specified currency”) into another currency, the parties agree that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrator could purchase the specified currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Seller in respect of any such sum due to the Administrator or any Affected Person on the Seller’s obligations under this Agreement or any other Transaction Document to which it is a party shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by the Administrator or such Affected Person, as applicable, of any sum adjudged to be so due in such other currency, the Administrator or such Affected Person, as applicable, may in accordance with normal banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to the Administrator or such Affected Person in the specified currency, the Seller agrees to the extent such amount was originally due from the Seller, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrator or such Affected Person, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds the amount originally due to the Administrator or such Affected Person in the specified currency, the Administrator or such Affected Person, as the case may be, agrees to remit such excess to the Seller. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Receivables Purchase Agreement (Avantor) S-1 122351039\V-4 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. AVANTOR RECEIVABLES FUNDING, LLC, as Seller By: _______________________________________ Name: ____________________________________ Title: _____________________________________ Address: Avantor Receivables Funding, LLC Radnor Corporate Center Building One, Suite 200 P.O. Box 6660 100 Matsonford Road Radnor, Pennsylvania 19087 Attention: Melody Jones and Scott Baker Telephone: 610-386-1669 Email: melody.jones@avantorsciences.com and scott.baker@avantorsciences.com

Receivables Purchase Agreement (Avantor) S-2 122351039\V-4 VWR INTERNATIONAL, LLC, as Servicer By: _______________________________________ Name: ____________________________________ Title: _____________________________________ Address: VWR International, LLC Radnor Corporate Center Building One, Suite 200 P.O. Box 6660 100 Matsonford Road Radnor, Pennsylvania 19087 Attention: Melody Jones and Scott Baker Telephone: 610-386-1669 Email: melody.jones@avantorsciences.com and scott.baker@avantorsciences.com

Receivables Purchase Agreement (Avantor) S-3 122351039\V-4 THE PURCHASER GROUPS: PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group By: _______________________________________ Name: ____________________________________ Title: _____________________________________ Address: PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222 Attention: Brian Stanley Telephone: (412) 768-2001 Facsimile: (412) 803-7142 Email: brian.stanley@pnc.com PNC Purchaser Group Commitment: $400,000,000

Receivables Purchase Agreement (Avantor) S-4 122351039\V-4 PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser By: _______________________________________ Name: ____________________________________ Title: _____________________________________ Address: PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222 Attention: Brian Stanley Telephone: (412) 768-2001 Facsimile: (412) 803-7142 Email: brian.stanley@pnc.com PNC Purchaser Group Commitment: $400,000,000

Receivables Purchase Agreement (Avantor) S-5 122351039\V-4 PNC BANK, NATIONAL ASSOCIATION, as the LC Bank By: _______________________________________ Name: ____________________________________ Title: _____________________________________ Address: PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222 Attention: Brian Stanley Telephone: (412) 768-2001 Facsimile: (412) 803-7142 Email: brian.stanley@pnc.com PNC Purchaser Group Commitment: $70,000,000

Receivables Purchase Agreement (Avantor) S-6 122351039\V-4 PNC BANK, NATIONAL ASSOCIATION, as Administrator By: _______________________________________ Name: ____________________________________ Title: _____________________________________ Address: PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222 Attention: Brian Stanley Telephone: (412) 768-2001 Facsimile: (412) 803-7142 Email: brian.stanley@pnc.com

Exhibit I-1 122351039\V-4 EXHIBIT I DEFINITIONS 1. Definitions. As used in this Agreement (including its Exhibits, Schedules and Annexes), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise indicated, all Section, Annex, Exhibit and Schedule references in this Exhibit are to Sections of and Annexes, Exhibits and Schedules to this Agreement. “Account Control Agreement” means each agreement, in form and substance satisfactory to the Administrator, among the Seller, the Servicer, the Administrator and a Collection Account Bank, governing the terms of the related Collection Accounts, that, among other things, provides the Administrator with control within the meaning of the UCC over the deposit accounts subject to such agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Administration Account” means the account designated as the Administration Account established and maintained by the Seller with PNC Bank, National Association having account number 8616156712 and ABA number 031-000-053, or such other account as may be so designated as such by the Seller with notice to the Administrator and each Purchaser Agent. “Administrator” has the meaning set forth in the preamble to this Agreement. “Adjusted LC Participation Amount” means, at any time, the LC Participation Amount minus the Dollar Equivalent of the amount on deposit in the LC Collateral Account. “Adverse Claim” means a lien, security interest or other charge or encumbrance, or any other type of preferential arrangement; it being understood that any thereof in favor of the Administrator (for the benefit of the Purchasers) or the Seller as contemplated in the Sale Agreement shall not constitute an Adverse Claim. “Affected Person” means the Administrator, any Purchaser, any Purchaser Agent, any Liquidity Provider or any Program Support Provider or any of their respective Affiliates. “Affiliate” means, as to any Person: (a) any Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person, or (b) who is a director or officer: (i) of such Person or (ii) of any Person described in clause (a), except that, in the case of each Conduit Purchaser, Affiliate shall mean the holder of Equity Interest, as the case may be. For purposes of this definition, control of a Person shall mean the power, direct or indirect: (x) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person, in either case whether by ownership of securities, contract, proxy or otherwise. “Aggregate Capital” means the Dollar Equivalent of the amount paid to the Seller in respect of the Purchased Interest or portion thereof by each Purchaser pursuant to this Agreement, as reduced from time to time by Collections distributed and applied on account of such Aggregate Capital pursuant to Section 1.4(d) of this Agreement or otherwise repaid

Exhibit I-2 122351039\V-4 pursuant to this Agreement; provided, that if such Aggregate Capital shall have been reduced by any distribution, and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Aggregate Capital shall be increased by the amount of such rescinded or returned distribution as though it had not been made. “Aggregate Discount” means at any time, the sum of the aggregate for each Purchaser of the accrued and unpaid Discount with respect to each such Purchaser’s Capital at such time. “Agreement” has the meaning set forth in the preamble hereto. “Alternate Rate” for any Yield Period for any Portion of Capital, means an interest rate per annum equal to (a) solely with respect to a Purchaser in a Purchaser Group for which there is no Conduit Purchaser, (i) with respect to any Dollar Purchase, the Term SOFR Rate or the Daily SOFR Rate for such Yield Period and (ii) with respect to any Alternative Currency Purchase, the Euro Amendment No. 1 Rate for such Yield Period or (b) solely with respect to a Purchaser in a Purchaser Group for which there is a Conduit Purchaser and such Portion of Capital is not funded through the issuance of Notes, (i) with respect to any Dollar Purchase, the Seller’s choice of: (A) 1.5% per annum above the Term SOFR Rate or the Daily SOFR Rate, as applicable, for such Yield Period and (B) the Base Rate for such Yield Period and (ii) with respect to any Alternative Currency Purchase, the Seller’s choice of: (A) 1.5% per annum above the Euro Amendment No. 1 Rate for such Yield Period and (B) the Base Rate for such Yield Period; provided, that the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to 2.0% per annum above the applicable “Alternate Rate” as calculated above. “Alternative Currency” and “€” means EURO. “Alternative Currency Purchase” means any Purchase denominated in the Alternative Currency. “Alternative Currency Sublimit” means €50,000,000. “Amendment No. 1” means the Amendment No. 1 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated as of December 21, 2021, by and among, the Seller, the Servicer, the Parent, the Administrator, the LC Bank, the Related Committed Purchaser and the Purchaser Agent. “Anti-Terrorism Laws” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State. “Assumption Agreement” means an agreement substantially in the form set forth in Annex C to this Agreement. “Attorney Costs” means and includes all reasonable fees and disbursements of any law firm or other external counsel.

Exhibit I-3 122351039\V-4 “Available Liquidity” means, on any date of determination, the sum of (a) the Maximum Incremental Purchase, (b) the amount of borrowing availability under the Credit Agreement and (c) cash balances and liquid investments held by the Parent and its Affiliates. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, if such Benchmark (x) is the Term SOFR Rate or the Daily SOFR Rate, one (1) month, and (y) is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Yield Period as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of “Yield Period” pursuant to Section 1.12. “Avantor Party” means the Company, the Servicer, the Parent, each Originator, each “Guarantor” as defined in the Credit Agreement, each “Restricted Subsidiary” as defined in the Credit Agreement and each sub-servicer that is an Affiliate of VWR International, LLC. “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate” means, with respect to any Purchaser, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to: (a) with respect to Dollar Purchases, the highest of: (i) the rate of interest in effect for such day as publicly announced from time to time by the applicable Purchaser Agent (or applicable Related Committed Purchaser) as its “reference rate” or “prime rate”, as applicable, for determining interest rates on Dollar denominated loans. Such “reference rate” or “prime rate” is set by the applicable Purchaser Agent based upon various factors, including the applicable Purchaser Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate and is not necessarily the lowest rate charged to any customer, and (ii) 0.50% per annum above the latest Overnight Bank Funding Rate, and (iii) 1.00% per annum above the Term SOFR Rate or the Daily SOFR Rate, as applicable, so long as the Term SOFR Rate or the Daily SOFR Rate, as applicable, is offered, ascertainable and not unlawful; and (b) with respect to Alternative Currency Purchases, the higher of: (i) the rate of interest in effect for such day as publicly announced from time to time by the applicable Purchaser Agent (or applicable Related Committed Purchaser) as its “reference rate” or “prime rate”, as applicable, for determining interest rates on Alternative Currency denominated loans. Such “reference rate” or “prime rate” is set by the applicable Purchaser Agent based upon various factors, including the applicable Purchaser Agent’s costs and desired

Exhibit I-4 122351039\V-4 return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate and is not necessarily the lowest rate charged to any customer, and (ii) 1.00% per annum above the Daily Simple RFR as defined in the Amendment No. 1, provided, however, that if the Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. “Base Rate Capital” means Capital that accrues Discount based on the Base Rate. “Benchmark” means, initially, the Term SOFR Rate or the Daily SOFR Rate, as applicable; provided, that if a Benchmark Transition Event has occurred with respect to the then- current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 1.12. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrator for the applicable Benchmark Replacement Date: (1) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrator and the Seller giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided, that if the Benchmark Replacement as determined pursuant to clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents; and provided, further, that any Benchmark Replacement shall be administratively feasible as determined by the Administrator in its sole discretion. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrator and the Seller, giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such

Exhibit I-5 122351039\V-4 Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar- denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means a date and time determined by the Administrator, which date shall be at the end of a Yield Period and no later than the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrator, which date shall promptly follow the date of the public statement or publication of information referenced therein, For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof), announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark, (or such component thereof), permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrator, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term

Exhibit I-6 122351039\V-4 rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, any Available Tenor of such Benchmark (or such component thereof; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or an Official Body having jurisdiction over the Administrator announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 1.12 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 1.12. “Beneficial Owner” shall mean, for each of the Seller and Parent, each of the following: (a) each individual, if any, who directly or indirectly, owns 25% or more of Seller’s Equity Interests or Parent’s Equity Interest, respectively; and (b) a single individual with significant responsibility to control, manage, or direct the Seller or Parent, respectively. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Dallas, Texas, Atlanta, Georgia, Pittsburgh, Pennsylvania, or New York, New York; provided that, when used in connection with an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination of SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Calculation Period” means with respect to any Portion of Capital (a) initially the period commencing on (and including) the date of the initial Purchase or funding of such Portion of Capital and ending on (but not including) the next occurring Settlement Date, and (b) thereafter, each period commencing on (and including) the first day after the last day included in the immediately preceding Calculation Period for such Portion of Capital and ending on (but not including) the next occurring Settlement Date.

Exhibit I-7 122351039\V-4 “Capital” means with respect to any Purchaser, (a) the Dollar Equivalent of the amount paid to the Seller by such Purchaser pursuant to Section 1.1(a) or (b) of this Agreement or (b) such Purchaser’s Pro Rata Share of the aggregate Dollar Equivalent of the amount of all unreimbursed draws deemed to be Funded Purchases pursuant to Section 1.2(e) of this Agreement, as reduced from time to time by Collections distributed and applied on account of such Capital pursuant to Section 1.4(d) of this Agreement or otherwise repaid pursuant to this Agreement; provided, that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution as though it had not been made. “Certificate of Beneficial Ownership” shall mean a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Change in Control” means (a) any Change of Control as defined in the Credit Agreement or (b) that VWR ceases to own, directly or indirectly, (i) 100% of the membership interests of the Seller free and clear of Adverse Claims (other than Permitted Liens and the Adverse Claim resulting from the pledge of such membership interests pursuant to the Credit Agreement) or (ii) 100% of the voting stock of any Originator (other than VWR). “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (w) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset- Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time), shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” means March 27, 2020. “Collection Account” means each account listed on Schedule II to this Agreement (as amended from time to time) and maintained, in each case in the name of the Seller and maintained by the Seller at a bank or other financial institution acting as a Collection Account Bank pursuant to an Account Control Agreement for the purpose of receiving Collections.

Exhibit I-8 122351039\V-4 “Collection Account Bank” means any of the banks or other financial institutions holding one or more Collection Accounts. “Collections” means, with respect to any Pool Receivable: (a) all funds that are received by any Originator, VWR, the Seller or the Servicer in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all Deemed Collections and (c) all other proceeds of such Pool Receivable. “Commitment” means, with respect to any Related Committed Purchaser, LC Participant or LC Bank, as applicable, the maximum aggregate amount which such Purchaser is obligated to pay hereunder on account of all Funded Purchases and all drawings under all Letters of Credit, on a combined basis as of any time, as set forth below its signature to this Agreement or in the Assumption Agreement or Transfer Supplement pursuant to which it became a Purchaser, as such amount may be modified in connection with any subsequent assignment pursuant to Section 6.3(c) or in connection with a change in the Purchase Limit pursuant to Section 1.1(c). “Commitment Percentage” means, for each Related Committed Purchaser in a Purchaser Group, the Commitment of such Related Committed Purchaser, divided by the total of all Commitments of all Related Committed Purchasers in such Purchaser Group. “Company Notes” has the meaning set forth in Section 3.1 of the Sale Agreement. “Concentration Percentage” means, at any time: (a) for any Group A Obligor, 10.00%, (b) for any Group B Obligor, 7.50%, (c) for any Group C Obligor, 4.00% and (d) for any Group D Obligor, 2.50%; “Concentration Reserve” means at any time, the product of (a) the sum of (i) the Aggregate Capital plus (ii) the Adjusted LC Participation Amount, multiplied by (b) the Concentration Reserve Percentage. “Concentration Reserve Percentage” means, at any time, the ratio (expressed as a percentage) (a) the largest of the following (i) the sum of the four (4) largest Group D Obligor Receivables balances (up to the Concentration Percentage for each such Obligor), (ii) the sum of the two (2) largest Group C Obligor Receivables balances (up to the Concentration Percentage for each such Obligor), and (iii) the largest Group B Obligor Receivables balance (up to the Concentration Percentage for such Obligor), divided by (b) the sum of the aggregate Outstanding Balances of all Eligible Receivables in the Receivables Pool. “Conduit Purchaser” means each commercial paper conduit that is a party to this Agreement, as a purchaser, or that becomes a party to this Agreement, as a purchaser pursuant to an Assumption Agreement, Transfer Supplement or otherwise. “Conforming Changes” means, with respect to the Term SOFR Rate or the Daily SOFR Rate or any Benchmark Replacement in relation thereto, any technical, administrative or

Exhibit I-9 122351039\V-4 operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Yield Period,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrator decides may be appropriate to reflect the adoption and implementation of the Term SOFR Rate or the Daily SOFR Rate or such Benchmark Replacement and to permit the administration thereof by the Administrator in a manner substantially consistent with market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice for the administration of the Term SOFR Rate or the Daily SOFR Rate or the Benchmark Replacement exists, in such other manner of administration as the Administrator decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings (including electronic or other forms of writings consistent with standard industry billing practices) pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable. “Covered Entity” means (a) the Seller, the Servicer, VWR and each Originator and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 50% or more in the aggregate of the issued and outstanding Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise. “CP Rate” means, for any Conduit Purchaser and for any Yield Period for any Portion of Capital (a) the per annum rate equivalent to the weighted average cost (as determined by the applicable Purchaser Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Notes of such Person maturing on dates other than those on which corresponding funds are received by such Conduit Purchaser, other borrowings by such Conduit Purchaser (other than under any Program Support Agreement) and any other costs associated with the issuance of Notes) of or related to the issuance of Notes that are allocated, in whole or in part, by the applicable Purchaser Agent to fund or maintain such Portion of Capital (and which may be also allocated in part to the funding of other assets of such Conduit Purchaser); provided, that if any component of such rate is a discount rate, in calculating the “CP Rate” for such Portion of Capital for such Yield Period, the applicable Purchaser Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided, further, that notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Seller agrees that any amounts payable to the Purchasers in respect of Discount for any Yield Period with respect to any Portion of Capital funded by such Purchaser at the CP Rate shall include an amount equal to the portion of the face amount of the outstanding Notes issued to fund or maintain such Portion

Exhibit I-10 122351039\V-4 of Capital that corresponds to the portion of the proceeds of such Notes that was used to pay the interest component of maturing Notes issued to fund or maintain such Portion of Capital, to the extent that such Purchaser had not received payments of interest in respect of such interest component prior to the maturity date of such maturing Notes (for purposes of the foregoing, the “interest component” of Notes equals the excess of the face amount thereof over the net proceeds received by such Purchaser from the issuance of Notes, except that if such Notes are issued on an interest-bearing basis its “interest component” will equal the amount of interest accruing on such Notes through maturity) or (b) any other rate designated as the “CP Rate” for such Conduit Purchaser in an Assumption Agreement or Transfer Supplement pursuant to which such Person becomes a party as a Conduit Purchaser to this Agreement, or any other writing or agreement provided by such Conduit Purchaser to the Seller, the Servicer and the applicable Purchaser Agent from time to time. The “CP Rate” for any day while a Termination Event exists shall be an interest rate equal to the Alternate Rate as calculated in the definition thereof. “Credit Agreement” means the Credit Agreement, dated as of November 21, 2017 (as amended, modified or supplemented from time to time), among Vail Holdco Sub LLC, a Delaware limited liability company, Parent, as the borrower thereunder, the other Guarantors from time to time party thereto, Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer and each lender from time to time party thereto. “Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of each Originator and of VWR in effect on the date of this Agreement and described in Schedule I to this Agreement, as modified in compliance with this Agreement. “Credit Sales” means, for any period, the aggregate initial principal balance of Receivables originated by the Originators during such period. “Daily One Month SOFR” means, for any day, the rate per annum determined by the Administrator by dividing (the resulting quotient rounded upwards, at the Administrator’s discretion, to the nearest 1/100th of 1%) (a) the Term SOFR Reference Rate for such day for one (1) month period, as published by the Term SOFR Administrator, by (b) a number equal to 1.00 minus the SOFR Reserve Percentage; provided, that if Daily One Month SOFR, determined as provided above, would be less than the SOFR Floor, then Daily One Month SOFR shall be deemed to be the SOFR Floor. Such rate of interest will be adjusted automatically as of each Business Day based on changes in Daily One Month SOFR without notice to the Seller. “Daily Report” means each report, in substantially the form of Annex A-3 to this Agreement, furnished by or on behalf of the Servicer to the Administrator and each Purchase Agent pursuant to this Agreement, in each case, which shall include data which is current as of the prior Business Day. “Daily Reporting Trigger” means any time the Available Liquidity is less than $125,000,000; provided that a Daily Reporting Trigger shall only be effective upon Administrator’s declaration of the same.

Exhibit I-11 122351039\V-4 “Days’ Sales Outstanding” means, for any Fiscal Month, an amount computed as of the last day of such Fiscal Month equal to: (a) the average of the Outstanding Balance of all Pool Receivables as of the last day of each of the three most recent Fiscal Months ended on the last day of such Fiscal Month divided by (b)(i) the aggregate Credit Sales during the three Fiscal Months ended on the last day of such Fiscal Month divided by (ii) 90. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the Administrator by dividing (the resulting quotient rounded upwards, at the Administrator’s discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the “SOFR Determination Date”) that is two (2) Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Sellerr, effective on the date of any such change. “Daily SOFR Rate” means, with respect to Capital comprising any Portion of Capital to which the Daily SOFR Rate applies, a fluctuating interest rate per annum as shall be in effect from time to time equal to (a) the SOFR Adjustment plus (b) Daily One Month SOFR. “Daily SOFR Rate Capital” means Capital that accrues Yield based on the Daily SOFR Rate. “Debt” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than current trade liabilities and current intercompany liabilities (but not any refinancings, extensions, renewals or replacements thereof) incurred in the ordinary course of business, (e) all guarantees by such Person of Debt of others, (f) all capital lease obligations of such Person, (g) all payments that such Person would have to make in the event of an early termination, on the date Debt of such Person is being determined, in respect of outstanding swap agreements, (h) the principal component of all obligations, contingent or otherwise, of such Person as an account

Exhibit I-12 122351039\V-4 party in respect of letters of credit and (i) the principal component of all obligations of such person in respect of bankers’ acceptances. The Debt of any person shall include the Debt of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Debt expressly limits the liability of such person in respect thereof. “Deemed Collections” has the meaning set forth in Section 1.4(e)(ii) of this Agreement. “Default Ratio” means the ratio (expressed as a percentage) computed as of the last day of each Fiscal Month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that became Defaulted Receivables during such month (other than Receivables that became Defaulted Receivables as a result of an Insolvency Proceeding with respect to the Obligor thereof during such month) by (b) the Credit Sales during the month that is (i) seven (7) Fiscal Months before such month for Receivables the Originator of which is VWR, Avantor Fluid Handling, LLC, Avantor Funding, Inc., NuSil Technology LLC, Therapak, LLC or any other Originator from time to time party to the Sale Agreement with the prior written consent of the Administrator and (ii) five (5) Fiscal Months before such month for all other Receivables. “Defaulted Receivable” means a Receivable: (a) other than any Receivable the Obligor of which is an Affiliate of VWR, as to which any payment, or part thereof, remains unpaid for (i) more than 180 days from the due date for such payment for all Receivables the Originator of which is VWR, Avantor Fluid Handling, LLC, NuSil Technology LLC, Therapak, LLC, EPL Pathology Archives, LLC, BioExpress, LLC or any other Originator from time to time party to the Sale Agreement with the prior written consent of the Administrator and (ii) more than 120 days from the due date for such payment for all other Receivables; or (b) without duplication (i) as to which an Insolvency Proceeding shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto (other than the Seller or any Purchaser), or (ii) as to which any payment, or part thereof, has been written off the Seller’s books as uncollectible; provided, however, that in each case above, such amount shall be calculated without giving effect to any netting of credits that have not been matched to a particular Receivable for the purposes of aged trial balance reporting. “Delaware LLC Act” means the Delaware Limited Liability Act, 6 Del. C. §§ 18-101 et seq., as amended. “Delinquency Ratio” means the ratio (expressed as a percentage) computed as of the last day of each Fiscal Month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables on such day by (b) the aggregate Outstanding Balance of all Pool Receivables on such day. “Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for more than ninety (90) days from the due date for such payment; provided,

Exhibit I-13 122351039\V-4 however, that such amount shall be calculated without giving effect to any netting of credits that have not been matched to a particular Receivable for the purposes of aged trial balance reporting. “Dilution Horizon Ratio” means, for any Fiscal Month, the ratio (expressed as a percentage) computed as of the last day of such Fiscal Month by dividing: (a) the aggregate Credit Sales during the most recent Fiscal Month and one half of the second most recent Fiscal Month (or such other Fiscal Month as may be determined by the Administrator following a Review), by (b) the Net Receivables Pool Balance at the last day of such Fiscal Month. “Dilution Ratio” means the ratio (expressed as a percentage), computed as of the last day of each Fiscal Month by dividing: (a) the aggregate amount of payments made or owed by the Seller pursuant to Section 1.4(e)(i) of this Agreement, other than payments related to the Specifically Reserved Dilution Amount, during such Fiscal Month by (b) the aggregate Credit Sales during the Fiscal Month that is two (2) months prior to such Fiscal Month. “Dilution Reserve” means, on any day, an amount equal to the product of: (a) the sum of (i) the Aggregate Capital plus (ii) the Adjusted LC Participation Amount multiplied by (b) the Dilution Reserve Percentage on such day. “Dilution Reserve Percentage” means on any day, the product (expressed as a percentage) of (a) the Dilution Horizon Ratio multiplied by (b) the sum of (i) 2.00 times the average of the Dilution Ratios for the twelve (12) most recent Fiscal Months and (ii) the Dilution Volatility Component. “Dilution Volatility Component” means, for any Fiscal Month, the product of (a) the positive difference, if any, between: (i) the highest Dilution Ratio for any Fiscal Month during the twelve (12) most recent Fiscal Months and (ii) the arithmetic average of the two (2) month rolling average of the Dilution Ratios as of the last day of each of the twelve (12) most recent twelve Fiscal Months times (b) (i) the highest Dilution Ratio for any Fiscal Month during the twelve (12) most recent Fiscal Months, divided by (ii) the arithmetic average of the two (2) month rolling average of the Dilution Ratios as of the last day of each of the twelve most recent twelve Fiscal Months. “Discount” means, with respect to any Purchaser, the Dollar Equivalent of : (a) for any Portion of Capital for any Yield Period with respect to any Purchaser to the extent such Portion of Capital will be funded by such Purchaser during such Yield Period through the issuance of Notes: CPR x C x ED/360 + YPF (b) for any Portion of Capital for any Yield Period with respect to any Purchaser to the extent such Portion of Capital will not be funded by such Purchaser during such Yield Period through the issuance of Notes or, if the LC Bank and/or any LC Participant has deemed to have made a Funded Purchase in connection with any drawing under a Letter of Credit which accrues Discount pursuant to Section 1.2(e) of this Agreement:

Exhibit I-14 122351039\V-4 AR x C x ED/Year + YPF where: AR = the Alternate Rate for such Portion of Capital for such Yield Period with respect to such Purchaser, C = the daily average Capital with respect to such Portion of Capital during such Yield Period with respect to such Purchaser, CPR = the CP Rate for the Portion of Capital for such Yield Period with respect to such Purchaser, ED = the actual number of days during such Yield Period, Year = if such Portion of Capital is funded based upon: (i) the Euro Amendment No. 1 Rate, the Term SOFR Rate or the Daily SOFR Rate, as applicable, 360 days, and (ii) the Base Rate determined by clause (a)(i), (a)(ii) or (b)(i), as applicable, thereof, 365 or 366 days, as applicable, and YPF = the Yield Protection Fee, if any, for the Portion of Capital for such Yield Period with respect to such Purchaser; provided, that no provision of this Agreement shall require the payment or permit the collection of Discount in excess of the maximum permitted by applicable law; and provided further, that Discount for any Portion of Capital shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason. “Division Transaction” shall mean, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons or (b) creates or otherwise reorganizes into one or more series, in each case, as contemplated under the laws of the State of Delaware, including without limitation, Section 18-217 of the Delaware LLC Act. “Dollar” or “$” means lawful currency of the United States of America. “Dollar Capital” means Capital initially funded by the Purchasers in Dollars. “Dollar Purchase” means any Purchase denominated in the Dollars. “Dollar Equivalent” means, on any date on which a determination thereof is to be made, with respect to (a) any amount denominated in Dollars, such amount and (b) any amount denominated in EUROS, the Dollar equivalent of such amount of EUROS determined by reference to the Spot Rate determined as of such determination date.

Exhibit I-15 122351039\V-4 “Dollar LC Participation Amount” means, at any time of determination, the aggregate LC Participation Amount with respect to Letters of Credit denominated in Dollars. “Dollar Support Amount” means, at any time of determination, the product of (a) Purchased Interest, times (b) the aggregate Outstanding Balance of Dollar-denominated Eligible Receivables. “Drawing Date” has the meaning set forth in Section 1.15(b) of this Agreement. “Eligible Receivable” means, at any time, a Pool Receivable: (a) the Obligor of which is (i) a resident of the United States (including its territories) or, subject to the limitations in the definition of “Excess Concentrations”, a Governmental Authority, or a resident of a country other than the United States (including its territories), (ii) not subject to an Insolvency Proceeding, (iii) not an Affiliate of Parent, and (iv) not a Sanctioned Person; (b) that is denominated and payable in U.S. dollars to a Collection Account in the United States and the Obligor with respect to which has been instructed on or prior to the Closing Date to remit Collections in respect thereof to a Collection Account in the United States; provided, however, that with respect to any Receivable the Obligor with respect to which is not remitting to a Collection Account or is remitting to a Collection Account that is not subject to an Account Control Agreement, such Receivable shall not be an Eligible Receivable, unless otherwise consented to by the Administrator; (c) that, subject to the limitations in the definition of “Excess Concentrations”, does not have a stated maturity which is more than one hundred fifty (150) days after the invoice date of such Receivable; (d) that arises under a duly authorized Contract for the sale and delivery of goods and services in the ordinary course of an Originator’s business; (e) that arises under a duly authorized Contract that is in full force and effect and that is a legal, valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms; (f) that conforms in all material respects with all applicable laws, rulings and regulations in effect; (g) that is not the subject of any asserted dispute, offset, hold back, defense, Adverse Claim or other claim (other than Permitted Liens arising after the date it became a Pool Receivable), but any such Pool Receivable shall be ineligible only to the extent of the amount of such asserted dispute, offset, hold back, defense, Adverse Claim or other claim (the “Ineligible Amount”) and only such Ineligible Amounts shall be excluded to the extent the aggregate of all Ineligible Amounts exceeds $1,000,000; provided, that a fixed amount of $1,000,000 shall be deducted from Eligible Receivables on a monthly basis and adjusted annually, as reasonably determined by the Administrator;

Exhibit I-16 122351039\V-4 (h) that satisfies all applicable requirements of the applicable Credit and Collection Policy; (i) that has not been modified, waived or restructured since its creation, except as permitted pursuant to Section 4.2 of this Agreement; (j) in which the Seller has good and marketable title, free and clear of any Adverse Claims (other than Permitted Liens arising after the date it became a Pool Receivable), and that is freely assignable by the Seller (including without any consent of the related Obligor unless such consent has already been obtained); (k) for which the Administrator (for the benefit of each Purchaser) shall have a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, and a valid and enforceable first priority perfected security interest therein and in the Related Security and Collections with respect thereto, in each case free and clear of any Adverse Claim (other than Permitted Liens arising after the date it became a Pool Receivable and any Adverse Claim that constitutes Ineligible Amounts); (l) that constitutes an “account” or “general intangible” (each, as defined in the UCC), and that is not evidenced by “instruments” or “chattel paper” (each, defined in the UCC); (m) that is not a Defaulted Receivable or a Delinquent Receivable; (n) for which none of the Originator thereof, the Seller and the Servicer has established any offset arrangements (other than any cash rebates or early pay discounts as disclosed to the Administrator and the Purchaser Agents) with the related Obligor; (o) that represents amounts earned and payable by the Obligor that are not subject to the performance of additional services by the Originator thereof (other than any obligations of the Originator that relates to standard warranties related to the goods sold that gave rise to such Receivable) or by the Seller and such Receivable shall have been billed or invoiced by the Servicer, and (p) solely with respect to the Receivables originated by a Restricted Originator, such Receivable, when sold to the Seller, would not result in the Outstanding Balance of all Receivables sold by such Restricted Originator to exceed the Restricted Originator Concentration Limit. “Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the rulings and

Exhibit I-17 122351039\V-4 regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections. “ERISA Affiliate” means: (a) any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Seller, any Originator or VWR, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Seller, any Originator or VWR, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Seller, any Originator, any corporation described in clause (a) or any trade or business described in clause (b). “EURO” and “EUR” means the single currency of the member states of the European Communities that adopt or have adopted and continue to retain the euro as their lawful currency through economic and monetary union in accordance with the Treaty of Rome (as amended from time to time). “Euro Amendment No. 1 Rate” means, for any day, the rate determined pursuant to the Amendment No. 1. “EURO Capital” means Capital initially funded by the Purchasers in EUROS. “EURO Currency Volatility Reserve” means, at any time of determination, the product of (a) the EURO VAR then in effect, multiplied by (b) the aggregate Dollar Equivalent of the aggregate amount of EURO Capital plus the EURO LC Participation Amount. “EURO LC Participation Amount” means, at any time of determination, the aggregate LC Participation Amount with respect to Letters of Credit denominated in EUROS. “EURO VAR” means, at any time, the value at risk percentage calculated by PNC Bank, National Association from time to time, which shall be sufficient to cover the Bloomberg implied market volatility rate for a 90-day period with a 2 standard deviation confidence interval. Such amount as of the Closing Date was 6.56%. Notwithstanding the foregoing, if EUR VAR as determined under any method above would be less than zero (0.00), such value at risk percentage shall be deemed to be zero (0.00) for purposes of this Agreement. “Excess Concentration” means, for any day, the sum of, without duplication, (a) the sum of the amounts by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool of each Obligor exceeds an amount equal to (i) the applicable Concentration Percentage for such Obligor multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (b) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a resident of any country other than the United States (including its territories) exceeds an amount equal to (i) the Foreign Eligible Receivables Percentage, multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (c) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a Governmental Authority exceeds an amount equal to (i) 5.0% multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (d) the amount by which

Exhibit I-18 122351039\V-4 the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool that have a stated maturity which is more than sixty (60) days and less than or equal to ninety (90) days exceeds an amount equal to (i) 25.0% (or such other percentage requested in writing by the Seller and consented to by the Administrator in its sole discretion in writing) multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (e) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which maintains a corporate credit rating of at least BBB- by Standard & Poor’s or at least Baa3 by Moody’s that have a stated maturity which is more than ninety (90) days and less than or equal to one hundred fifty (150) days exceeds an amount equal to (i) 10.0% (or such other percentage requested in writing by the Seller and consented to by the Administrator in its sole discretion in writing) multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool. For the avoidance of doubt, Excess Concentrations shall not include amounts that are excluded pursuant to clause (p) of the definition of Eligible Receivables. “Exiting Notice” has the meaning set forth in Section 1.4(b)(ii) of this Agreement. “Exiting Purchaser” has the meaning set forth in Section 1.4(b)(ii) of this Agreement. “Facility Termination Date” means the earliest to occur of: (a) October 27, 2025, (b) the date determined pursuant to Section 2.2 of this Agreement, (c) the date the Purchase Limit reduces to zero pursuant to Section 1.1(c) of this Agreement, (d) with respect to any Conduit Purchaser, the date that the commitments of all of the Liquidity Providers of such Conduit Purchaser terminate under the related Liquidity Agreement (it being understood and agreed that the date set forth in the related Liquidity Agreement as the scheduled “purchase termination date” (or other similar term) shall not be amended by the applicable Purchasers and the related Liquidity Providers to be a date earlier than October 27, 2025), and (e) with respect to any Purchaser Group, the date that the Commitment of all of the Related Committed Purchasers of such Purchaser Group terminate pursuant to Section 1.22. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fee Letters” has the meaning set forth in Section 1.5 of this Agreement. “Fees” means the fees payable by the Seller to each member of each Purchaser Group pursuant to the applicable Purchasers Group Fee Letter. “Fiscal Month” means each calendar month. “Fiscal Quarter” means a quarter ending on the last day of March, June, September or December. “Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2020 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

Exhibit I-19 122351039\V-4 “Fitch” means Fitch, Inc. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate or the Daily SOFR Rate or, if no floor is specified, zero. “Foreign Eligible Receivables Percentage” shall mean (a) with respect to Eligible Receivables originated in countries other than the United States rated at least “A” by Standard & Poor’s and “A2” by Moody’s, the lesser of (i) 15.0% and (ii) the percentage of such Obligor’s Outstanding Balance of Eligible Receivables then in the Receivables Pool originated in countries other than the United States rated at least “A” by Standard & Poor’s and “A2” by Moody’s and (b) with respect to Eligible Receivables originated in countries other than the United States rated below “A” by Standard & Poor’s and/or “A2” by Moody’s, the lesser of (i) 4.0% and (ii) the percentage of such Obligor’s Outstanding Balance of Eligible Receivables then in the Receivables Pool originated in countries other than the United States rated below “A” by Standard & Poor’s and/or “A2” by Moody’s. “Funded Purchase” means a Purchase or deemed Purchase of undivided percentage ownership interests in the Purchased Interest under this Agreement which (a) is paid for in cash, including pursuant to Section 1.1(b) (other than through reinvestment of Collections pursuant to Section 1.4(b)) or (b) is treated as a Funded Purchase pursuant to Section 1.2(e). “GAAP” means the generally accepted accounting principles and practices in the United States, consistently applied. “Governmental Acts” has the meaning given such term in Section 1.20. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. “Group A Obligor” means any Obligor with a short-term rating of at least: (a) “A-1” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “A+” or better by Standard & Poor’s on its long-term senior unsecured and uncredit- enhanced debt securities, and (b) “P-1” by Moody’s, or if such Obligor does not have a short- term rating from Moody’s, “A1” or better by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities. If both a short-term and long-term rating exist for an Obligor, the short-term rating will be used and if Standard & Poor’s and Moody’s ratings for an Obligor indicate a different group for such Obligor, the lower of such ratings shall be used. If an Obligor is a Governmental Authority, such Obligor shall be deemed to have the ratings assigned to the relevant governmental unit, if any. “Group B Obligor” means an Obligor, other than a Group A Obligor, with a short-term rating of at least: (a) “A-2” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB+” Standard & Poor’s on its long-term senior

Exhibit I-20 122351039\V-4 unsecured and uncredit-enhanced debt securities, and (b) “P-2” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa1” by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities. If both a short-term and long-term rating exist for an Obligor, the short-term rating will be used and if Standard & Poor’s and Moody’s ratings for an Obligor indicate a different group for such Obligor, the lower of such ratings shall be used. If an Obligor is a Governmental Authority, such Obligor shall be deemed to have the ratings assigned to the relevant governmental unit, if any. “Group C Obligor” means an Obligor, other than a Group A Obligor or Group B Obligor, with a short-term rating of at least: (a) “A-3” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB-” by Standard & Poor’s on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-3” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa3” by Moody’s on its long- term senior unsecured and uncredit-enhanced debt securities. If both a short-term and long-term rating exist for an Obligor, the short-term rating will be used and if Standard & Poor’s and Moody’s ratings for an Obligor indicate a different group for such Obligor, the lower of such ratings shall be used. If an Obligor is a Governmental Authority, such Obligor shall be deemed to have the ratings assigned to the relevant governmental unit, if any. “Group Capital” means with respect to any Purchaser Group, an amount equal to the aggregate of all Capital of the Purchasers within such Purchaser Group. “Group Commitment” means with respect to any Purchaser Group, the aggregate of the Commitments of each Purchaser within such Purchaser Group, which amount is set forth on the signature pages hereto. “Group D Obligor” means any Obligor that is not a Group A Obligor, Group B Obligor or Group C Obligor. “Indemnified Amounts” has the meaning set forth in Section 3.1 of this Agreement. “Indemnified Party” has the meaning set forth in Section 3.1 of this Agreement. “Indemnified Taxes” has the meaning set forth in Section 1.10 of this Agreement. “Independent Director” has the meaning set forth in paragraph 3(c) of Exhibit IV to this Agreement. “Ineligible Amount” has the meaning set forth in clause (g) of the definition of Eligible Receivable. “Information Package” means each report, in substantially the form of Annex A-1 to this Agreement, furnished by or on behalf of the Servicer to the Administrator and each Purchaser Agent pursuant to this Agreement. “Insolvency Proceeding” means: (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the

Exhibit I-21 122351039\V-4 benefit of creditors of a Person or any composition, marshalling of assets for creditors of a Person, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code also refer to any successor sections. “Investment Company Act” means the Investment Company Act of 1940, as amended or otherwise modified from time to time. “LC Bank” has the meaning set forth in the preamble to this Agreement. “LC Collateral Account” means the account designated as the LC Collateral Account established and maintained by the Administrator (for the benefit of the LC Bank and the LC Participants), or such other account as may be so designated as such by the Administrator with notice to the Seller and the Servicer. “LC Fee Expectation” has the meaning set forth in Section 1.16(c). “LC Participant” means each financial institution that is a party to this Agreement, as a LC Participant, or that becomes a party to this Agreement, as a LC Participant pursuant to an Assumption Agreement or otherwise. “LC Participation Amount” means, at any time, the then Dollar Equivalent of the sum of the undrawn amounts of all outstanding Letters of Credits. “Letter of Credit” means any stand-by letter of credit issued by the LC Bank for the account of the Seller pursuant to this Agreement. “Letter of Credit Application” has the meaning set forth in Section 1.13(a) of this Agreement. “Liquidity Agreement” means any agreement entered into in connection with this Agreement pursuant to which a Liquidity Provider agrees to make purchases or advances to, or purchase assets from, any Conduit Purchaser in order to provide liquidity for such Conduit Purchaser’s Purchases. “Liquidity Provider” means each bank or other financial institution that provides liquidity support to any Conduit Purchaser pursuant to the terms of a Liquidity Agreement. “Loss Reserve” means, on any day, an amount equal to (a) the sum of (i) the Aggregate Capital plus (ii) the Adjusted LC Participation Amount multiplied by (b) the Loss Reserve Percentage on such date.

Exhibit I-22 122351039\V-4 “Loss Reserve Percentage” means, on any day, an amount (expressed as a percentage) equal to (a) the product of (i) 2.00 times the highest three month rolling average of the Default Ratios during the twelve most recent Fiscal Months multiplied by (ii) the aggregate Credit Sales during the three most recent Fiscal Months plus the product of (1) the greater of (A) eighty-five percent and (B) seventy-five percent plus a fraction expressed as a percentage (x) the numerator of which is the Outstanding Balance of Receivables as to which any payment, or part thereof, remains unpaid for more than sixty (60) but less than ninety-one (91) days from the due date for such payment and (y) the denominator of which is the aggregate Credit Sales during the fourth most recent Fiscal Month and (2) the aggregate Credit Sales during the fourth most recent Fiscal Month divided by (b) the Net Receivables Pool Balance as of such date. “Majority LC Participants” shall mean LC Participants whose Pro Rata Shares aggregate more than 50%. “Majority Purchaser Agents” means, at any time, the Purchaser Agents which in their related Purchaser Group have Related Committed Purchasers whose Commitments aggregate more than 50% of the aggregate of the Commitments of all Related Committed Purchasers in all Purchaser Groups; provided, however, in the event that the Majority Purchasers include equal to or fewer than two (2) Purchasers at any time, then Majority Purchasers shall mean all Purchasers. “Material Adverse Effect” means an event or circumstance that would, individually or in the aggregate, have a material adverse effect on: (a) the assets, operations, business or financial condition of Parent and its Subsidiaries, taken as a whole, (b) the ability of any of all of the Parent, the Originators, the Seller and Servicer to perform their obligations under this Agreement or any other Transaction Document to which such Person is a party, taken as a whole, (c) the validity or enforceability of any of the Transaction Documents, or the validity, enforceability or collectability of the Pool Receivables, taken as a whole, or (d) the status, perfection, enforceability or priority of the Administrator’s, any Purchaser’s or the Seller’s interest in the Pool Assets, taken as a whole. “Maximum Incremental Purchase” means, on any date, the additional incremental increase in the Aggregate Capital that would cause the Aggregate Capital plus the Total Reserves to equal the Net Receivables Pool Balance. “Minimum Dilution Reserve” means, on any day, the product of (a) the sum of (i) the Aggregate Capital plus (ii) the Adjusted LC Participation Amount, and (b) the Minimum Dilution Reserve Percentage on such date. “Minimum Dilution Reserve Percentage” means, at any time, the product (expressed as a percentage) of (a) the 12-month rolling average of the Dilution Ratio at such time multiplied by (b) the Dilution Horizon Ratio as of such date.

Exhibit I-23 122351039\V-4 “Minimum Funding Threshold” means an amount equal to or greater than the lesser of (i) 25% of the Purchase Limit and (ii) the Net Receivables Pool Balance minus the Total Reserves; “Moody’s” means Moody’s Investors Service, Inc. “Net Receivables Pool Balance” means, at any time: (a) the Outstanding Balance of Eligible Receivables then in the Receivables Pool minus (b) the sum of (i) the Excess Concentration and (ii) the Specifically Reserved Dilution Amount. “Notes” means short-term promissory notes issued, or to be issued, by any Conduit Purchaser to fund its investments in accounts receivable or other financial assets. “NYFRB” means the Federal Reserve Bank of New York, or any entity succeeding to any of its principal functions. “Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable. “OFAC” means the U.S. Department of Treasury’s Office of Foreign Assets Control. “Order” has the meaning set forth in Section 1.21 of this Agreement. “Originator” means each Person from time to time party to the Sale Agreement as an Originator. “Originator Review” has the meaning set forth in Section 6.1(c) of the Sale Agreement. “Other Taxes” means any and all present or future stamp or documentary Taxes or any other similar excise or property Taxes, charges or levies or fees arising from any payment made hereunder or from the execution, delivery, filing, recording or enforcement of, or otherwise in respect of, this Agreement, the other Transaction Documents and the other documents or agreements to be delivered hereunder or thereunder. “Outstanding Balance” means, for any Receivable at any time, the then outstanding principal balance thereof. “Overnight Bank Funding Rate” means for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Administrator for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, the Overnight Bank Funding Rate for such time shall be a comparable replacement rate determined by the Administrator at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate

Exhibit I-24 122351039\V-4 of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Seller. “Parent” means Avantor Funding, Inc., a Delaware corporation. “Participant” has the meaning set forth in Section 6.3(b) of this Agreement. “Patriot Act” has the meaning set forth in Section 6.17 of this Agreement. “Payment Date” means (a) the Closing Date and (b) each Business Day thereafter that the Originators are open for business. “Performance Guaranty” means that certain Performance Guaranty, dated as of the date hereof, made by the Parent in favor of the Administrator with respect to certain obligations of the Originators. “Permitted Liens” shall mean the following encumbrances but only to the extent the holders of such encumbrances have not commenced a foreclosure or other enforcement action with respect thereto: (a) Adverse Claims for taxes or assessments or other governmental charges not yet due and payable or that are being contested in accordance with the terms and conditions of the Transaction Documents (but only to the extent that any Adverse Claim to secure payment of such taxes or assessments or other governmental charges is an inchoate tax lien); (b) pledges or deposits securing obligations under workmen’s compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) inchoate and unperfected workers’, mechanics’, suppliers’ or similar Adverse Claims arising in the ordinary course of business; (d) carriers’, warehousemen’s or other similar possessory liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $1,000,000 at any one time; and (e) currently existing or hereinafter created liens in favor of Seller, the Purchasers or the Administrator. “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof. “PNC” means PNC Bank, National Association. “Pool Assets” has the meaning set forth in Section 1.2(d) of this Agreement. “Pool Receivable” means a Receivable in the Receivables Pool. “Portion of Capital” means, with respect to any Purchaser and its related Capital, the portion of such Capital being funded or maintained by such Purchaser by reference to a particular interest rate basis. “Prime Rate” means a per annum rate equal to the “Prime Rate” as published in the “Money Rates” section of The Wall Street Journal or if such information ceases to be published in The Wall Street Journal, such other publication as determined by the Administrator.

Exhibit I-25 122351039\V-4 “Pro Rata Share” means, for each LC Participant or the LC Bank, the Commitment of such LC Participant or LC Bank, as the case may be, divided by the aggregate of the Commitments of all LC Participants and the LC Bank at such time. “Program Support Agreement” means and includes any Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of any Conduit Purchaser, (b) the issuance of one or more surety bonds for which the such Conduit Purchaser is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by such Conduit Purchaser to any Program Support Provider of the Purchased Interest (or portions thereof) maintained by such Conduit Purchaser and/or (d) the making of loans and/or other extensions of credit to any Conduit Purchaser in connection with such Conduit Purchaser’s securitization program contemplated in this Agreement, together with any letter of credit, surety bond or other instrument issued thereunder. “Program Support Provider” means and includes with respect to each Conduit Purchaser, any Liquidity Provider and any other Person (other than any customer of such Conduit Purchaser) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, such Conduit Purchaser pursuant to any Program Support Agreement. “Published Rate” shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the rate at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market for a one month period as published in a publication of similar standing selected by the Administrator). “Purchase” has the meaning set forth in Section 1.1(a) of this Agreement. “Purchase and Sale Termination Date” has the meaning set forth in Section 1.4 of the Sale Agreement. “Purchase and Sale Termination Event” has the meaning set forth in Section 8.1 of the Sale Agreement. “Purchase Date” means the date on which a Purchase or a reinvestment is made pursuant to this Agreement. “Purchase Limit” means $400,000,000, as such amount may be reduced pursuant to Section 1.1(c) or otherwise in connection with any Exiting Purchaser, or increased pursuant to Section 1.2(f). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the sum of the then outstanding Aggregate Capital plus the LC Participation Amount. “Purchase Notice” has the meaning set forth in Section 1.2(a) to this Agreement. “Purchase Price” has the meaning set forth in Section 2.2 of the Sale Agreement.

Exhibit I-26 122351039\V-4 “Purchased Interest” means, at any time, the undivided percentage ownership interest of the Purchasers in: (a) each and every Pool Receivable now existing or hereafter arising, (b) all Related Security with respect to such Pool Receivables and (c) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security. Such undivided percentage ownership interest shall be computed as: Aggregate Capital + Adjusted LC Participation Amount + Total Reserves Net Receivables Pool Balance The Purchased Interest shall be determined from time to time pursuant to Section 1.3 of this Agreement. “Purchaser” means each Conduit Purchaser, each Related Committed Purchaser, each LC Participant and/or the LC Bank, as applicable. “Purchaser Agent” means each Person acting as agent on behalf of a Purchaser Group and designated as a Purchaser Agent for such Purchaser Group on the signature pages to this Agreement or any other Person who becomes a party to this Agreement as a Purchaser Agent pursuant to an Assumption Agreement or a Transfer Supplement. “Purchaser Group” means, (a) for any Conduit Purchaser, such Conduit Purchaser, its Related Committed Purchaser, related Purchaser Agent, related LC Participants or (b) with respect to any other Person, such Person’s roles as Related Committed Purchaser, Purchaser Agent and LC Participant. “Purchaser Group Fee Letter” has the meaning set forth in Section 1.5 of this Agreement. “Purchasers’ Share” of any amount, at any time, means such amount multiplied by the Purchased Interest at such time. “Purchasing Related Committed Purchaser” has the meaning set forth in Section 6.3(c) of this Agreement. “Ratable Share” means, for each Purchaser Group, such Purchaser Group’s aggregate Commitments divided by the aggregate Commitments of all Purchaser Groups. “Rating Agency” means Fitch, Moody’s, Standard & Poor’s or any other rating agency a Conduit Purchaser chooses to rate its Notes. “Receivable” means any accounts or notes receivable representing or evidencing any indebtedness and other obligations owed to any Originator or the Seller or any right of the Seller or any Originator to payment from or on behalf of an Obligor or any right to reimbursement for funds paid or advanced by the Seller or any Originator on behalf of an Obligor, whether constituting an “account,” “chattel paper,” “payment intangible,” “instrument” or “general intangible,” (each, as defined in the UCC) arising in connection with the sale of goods or services by the applicable Originator, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other

Exhibit I-27 122351039\V-4 obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction. “Receivables Pool” means, at any time, all of the then outstanding Receivables purchased by the Seller pursuant to the Sale Agreement prior to the Facility Termination Date. “Reference Time” means, with respect to any setting of the then-current Benchmark, the time determined by the Administrator in its reasonable discretion. “Reimbursement Obligation” has the meaning set forth in Section 1.15(b) of this Agreement. “Related Committed Purchaser” means each Person listed as such (and its respective Commitment) as set forth on the signature pages of this Agreement or in any Assumption Agreement or Transfer Supplement. “Related Rights” has the meaning set forth in Section 1.1 of the Sale Agreement. “Related Security” means, with respect to any Receivable: (a) all of the Seller’s and the Originator thereof’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable, (b) all instruments and chattel paper that may evidence such Receivable, (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto, (d) solely to the extent applicable to such Receivable, all of the Seller’s and the Originator thereof’s rights, interests and claims under the Contracts giving rise to or securing payment of such Receivable, and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, and (e) all of the Seller’s rights, interests and claims under the Sale Agreement and the other Transaction Documents. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or any successor thereto

Exhibit I-28 122351039\V-4 “Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is charged with violating any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that it has violated any Anti-Terrorism Law. “Required Capital Amount” means, as of any date of determination, an amount equal to Five Million Dollars ($5,000,000). “Required LC Participants” means the LC Participants whose Pro Rata Shares aggregate 66⅔% or more. “Restricted Originator” has the meaning set forth in Section 4.3(b) of the Sale Agreement. “Restricted Originator Concentration Limit” means, for any Restricted Originator, the difference (not to be less than zero) of (a) the lesser of (i) 5% of the Outstanding Balance of the Receivables Pool as of the date such Restricted Originator became an Originator, and (ii) $35,000,000, minus, (b) the aggregate Outstanding Balance of the Receivables sold by each other Restricted Originator that became an Originator prior to the addition of such Restricted Originator, in each case, as of the date such Restricted Originator became an Originator. “Restricted Payments” has the meaning set forth in Section 1(m) of Exhibit IV to this Agreement. “Review” means an Originator Review, a Seller Review or a Servicer Review, as applicable. “Sale Agreement” means the Purchase and Sale Agreement, dated as of the Closing Date between the Seller and the Originators, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time. “Sanctioned Person” means (i) a Person named on the list of “Specially Designated Nationals” or “Blocked Persons” maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn, or as otherwise published from time to time, or (ii) (a) an agency of the government of a Sanctioned Country, (b) an organization controlled by a Sanctioned Country or (c) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC. “SEC” means the U.S. Securities and Exchange Commission. “Seller” has the meaning set forth in the preamble to this Agreement. “Seller Material Adverse Effect” means a material adverse effect on any of the following:

Exhibit I-29 122351039\V-4 (a) the assets, operations, business or financial condition of the Seller; (b) the ability of the Seller to perform its obligations under this Agreement or any other Transaction Document to which it is a party; (c) the validity or enforceability of any of the Transaction Document to which the Seller is a party, or the validity, enforceability or collectability of any material portion of the Pool Receivables, taken as a whole; or (d) the status, perfection, enforceability or priority of the Administrator’s, any Purchaser’s or the Seller’s interest in the Pool Assets, taken as a whole. “Seller Review” has the meaning set forth in Section 1(e) of Exhibit IV to this Agreement. “Seller’s Share” of any amount means the greater of: (a) $0 and (b) such amount minus the product of (i) such amount multiplied by (ii) the Purchased Interest. “Servicer” has the meaning set forth in the preamble to this Agreement. “Servicer Review” has the meaning set forth in Section 2(e) of Exhibit IV to this Agreement. “Servicing Fee” means the fee referred to in Section 4.6 of this Agreement. “Servicing Fee Rate” has the meaning set forth in Section 4.6 of this Agreement. “Settlement Date” means the 20th day of each calendar month (or if such day is not a Business Day, the next occurring Business Day); provided, that during a Weekly Reporting Trigger, the Settlement Date shall be the second day of each week; provided, further, that (i) during a Daily Reporting Trigger and (ii) on and after the occurrence and continuation of any Termination Event, the Settlement Date shall be the date selected as such by the Administrator (with the consent or at the direction of the Majority Purchaser Agents) from time to time (it being understood that the Administrator (with the consent or at the direction of the Majority Purchaser Agents) and only (x) during a Daily Reporting Trigger or (y) on and after the occurrence and continuation of any Termination Event may select such Settlement Date to occur as frequently as daily) or, in the absence of any such selection, the date which would be the Settlement Date pursuant to this definition. “SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Adjustment” means one tenth of one percent (0.10%) per annum. “SOFR Floor” means a rate of interest per annum equal to zero basis points (0.00%).

Exhibit I-30 122351039\V-4 “SOFR Reserve Percentage” means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding. “Solvent” means, with respect to any Person at any time, a condition under which: (a) the fair value and present fair saleable value of such Person’s total assets is, on the date of determination, greater than such Person’s total liabilities (including contingent and unliquidated liabilities) at such time; (b) the fair value and present fair saleable value of such Person’s assets is greater than the amount that will be required to pay such Person’s probable liability on its existing debts as they become absolute and matured (“debts,” for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent); (c) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and (d) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business. For purposes of this definition: (i) the amount of a Person’s contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability; (ii) the “fair value” of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; (iii) the “regular market value” of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and (iv) the “present fair saleable value” of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arm’s-length transaction in an existing and not theoretical market. “Specifically Reserved Dilution Amount” means for any Fiscal Month, an amount (expressed as a positive value) computed on the last day of such Fiscal Month, equal to the product of (a) two (2) (or such other amount as determined by the Administrator) and (b) the greater of (i) the sum of the credits accrued for as a liability on each Originator’s books and records in the ordinary course of business according to policies consistently applied related to

Exhibit I-31 122351039\V-4 customer rebates during the most recent Fiscal Month, (ii) the sum of debits applied against the liability on each Originator’s books and records in the ordinary course of business according to policies consistently applied related to customer rebates during the most recent Fiscal Month and (iii) the monthly average of amounts calculated in clause (i) above during the twelve (12) most recent Fiscal Months. “Spot Rate” means, for any currency (a) the rate determined by the Administrator for the purchase of such currency with another currency as published on the applicable Bloomberg screen page at or about 11:00 a.m. (London time) on the date two Business Days prior to the date as of which the foreign exchange computation is made. In the event that such rate does not appear on the applicable Bloomberg screen page, the “Spot Rate” with respect to the purchase of such currency with another currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrator and the Servicer, or, (b) in the absence of such agreement, the rate determined by the Administrator to be the rate quoted by the Administrator as the spot rate for the purchase by the Administrator of the currency with another currency through is principal foreign exchange trading office at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of the foreign exchange computation is made; provided that Administrator may obtain such spot rate for another financial institution designated by the Administrator if the Administrator does not have as of such date of determination a spot buying rate for any such currency. “Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business. “Sub-Servicer” has the meaning set forth in Section 4.1(d) of this Agreement. “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having more than 50% of the outstanding ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) are at the time owned, or management of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person. “Tangible Net Worth” means, with respect to any Person, the tangible net worth of such Person as determined in accordance with GAAP. “Taxes” means, with respect to any Person, any and all present or future taxes, charges, fees, levies or other assessments (including income, gross receipts, profits, withholding, excise, property, sales, use, value added, license, occupation and franchise taxes and including any related interest, penalties or other additions) imposed by any jurisdiction or taxing authority (whether foreign or domestic) under the laws of which such Person is organized. “Term SOFR” shall mean, with respect to any amount to which Term SOFR Rate applies, for any Yield Period, the interest rate per annum determined by the Administrator by dividing (the resulting quotient rounded upwards, at the Administrator’s discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for a tenor comparable to such Yield Period, as such rate is published by the Term SOFR Administrator on the day (the “Term SOFR Determination

Exhibit I-32 122351039\V-4 Date”) that is two (2) Business Days prior to the first day of such Yield Period, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If Term SOFR, determined as provided above, would be less than the SOFR Floor, then Term SOFR shall be deemed to be the SOFR Floor. Term SOFR shall be adjusted automatically without notice to the Seller on and as of (i) the first day of each Yield Period, and (ii) the effective date of any change in the SOFR Reserve Percentage. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrator in its reasonable discretion). “Term SOFR Rate” means, with respect to Capital comprising any Portion of Capital to which Term SOFR applies, a fluctuating interest rate per annum as shall be in effect from time to time equal to (a) the SOFR Adjustment plus (b) Term SOFR. “Term SOFR Rate Capital” means Capital that accrues Yield based on the Term SOFR Rate. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Day” means: (a) each day on which the conditions set forth in Section 2 of Exhibit II to this Agreement are not satisfied or (b) each day that occurs on or after the Facility Termination Date. “Termination Event” has the meaning specified in Exhibit V to this Agreement. “Total Reserves” means, on any day, an amount equal to the sum of: (a) the Yield Reserve, plus (b) the greater of (i) the sum of the Loss Reserve plus the Dilution Reserve and (ii) the sum of the Concentration Reserve plus the Minimum Dilution Reserve, plus (c) the EURO Currency Volatility Reserve. “Tranche Period” means with respect to any Portion of Capital that bears Discount at a rate based on (a) the Term SOFR Rate or the Daily SOFR Rate, a period of one (1) month and (b) Euro Amendment No. 1 Rate, a period of one (1) month, in both cases, as selected by the Seller pursuant to Section 1.2 or 1.6(c). Each Tranche Period shall commence on a Settlement Date and end on (but not including) the Settlement Date occurring one calendar month thereafter, as applicable, as selected by the Seller pursuant to Section 1.2 or 1.6(c); provided, however that if the date any Funded Purchase made pursuant to Section 1.2 is not a Settlement Date, the initial Tranche Period for such Funded Purchase shall commence on the date such Funded Purchase is made pursuant to Section 1.2 and end on the next Settlement Date occurring after the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of

Exhibit I-33 122351039\V-4 such initial Tranche Period; provided, further that if any Tranche Period would end after the Facility Termination Date, such Tranche Period (including a period of one day) shall end on the Facility Termination Date. “Transaction Documents” means this Agreement, the Account Control Agreements, each Purchaser Group Fee Letter, the Sale Agreement, the Performance Guaranty, the Company Notes and all other certificates, instruments, reports, notices, agreements and documents executed, delivered or filed under or in connection with this Agreement, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Transfer Supplement” has the meaning set forth in Section 6.3(c) of this Agreement. “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unmatured Purchase and Sale Termination Event” means any event which, with the giving of notice or lapse of time, or both, would become a Purchase and Sale Termination Event (other than a Purchase and Sale Termination Event that would occur solely as a result of an occurrence described in clauses (a), (c), (d) or (e) of the definition of Facility Termination Date). “Unmatured Termination Event” means an event that, with the giving of notice or lapse of time, or both, would constitute a Termination Event (other than a Purchase and Sale Termination Event occurring solely as a result of the occurrence of an event as described in clause (a), (c), (d) or (e) of the definition of Facility Termination Date). “U.S. Government Securities Business Day” means any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder. “VWR” has the meaning set forth in the preamble to this Agreement. “Weekly Report” means each report, in substantially the form of Annex A-2 to this Agreement, furnished by or on behalf of the Servicer to the Administrator and each Purchase Agent pursuant to this Agreement. “Weekly Reporting Trigger” at any time, the Available Liquidity is less than $200,000,000; provided that, in each case, a Weekly Reporting Trigger shall only be effective upon Administrator’s declaration of the same.

Exhibit I-34 122351039\V-4 “Yield Period” means (a) with respect to any Portion of Capital funded by the issuance of Notes, (i) initially the period commencing on (and including) the date of the initial Purchase or funding of such Portion of Capital and ending on (but not including) the next occurring Settlement Date, and (ii) thereafter, each period commencing on (and including) the first day after the last day included in the immediately preceding Yield Period for such Portion of Capital and ending on (but not including) the next occurring Settlement Date; and (b) with respect to any Portion of Capital not funded by the issuance of Notes, (i) initially the period commencing on (and including) the date of the initial Purchase or funding of such Portion of Capital and ending such number of days later (including a period of one day) as the Administrator (with the consent or at the direction of the applicable Purchaser Agent) shall select, and (ii) thereafter, each period commencing on the last day of the immediately preceding Yield Period for such Portion of Capital and ending such number of days later (including a period of one day) as the Administrator (with the consent or at the direction of the applicable Purchaser Agent) shall select; provided, that (i) any Yield Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; provided, if Discount in respect of such Yield Period is computed by reference to the Euro Amendment No. 1 Rate, the Term SOFR Rate or the or Daily SOFR Rate and such Yield Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Yield Period shall end on the next preceding Business Day; (ii) in the case of any Yield Period of one day, (A) if such Yield Period is the initial Yield Period for a Purchase hereunder (other than a reinvestment), such Yield Period shall be the day of such Purchase; (B) any subsequently occurring Yield Period which is one day shall, if the immediately preceding Yield Period is more than one day, be the last day of such immediately preceding Yield Period, and, if the immediately preceding Yield Period is one day, be the day next following such immediately preceding Yield Period; and (C) if such Yield Period occurs on a day immediately preceding a day which is not a Business Day, such Yield Period shall be extended to the next succeeding Business Day; and (iii) in the case of any Yield Period for any Portion of Capital which commences before the Facility Termination Date and would otherwise end on a date occurring after the Facility Termination Date, such Yield Period shall end on such Facility Termination Date and the duration of each Yield Period which commences on or after the Facility Termination Date shall be of such duration as shall be selected by the Administrator (with the consent or at the direction of the applicable Purchaser Agent). “Yield Protection Fee” means, for any Yield Period, with respect to any Portion of Capital, to the extent that (i) any payments are made by the Seller to the related Purchaser in respect of such Capital hereunder prior to the applicable maturity date of any Notes or other instruments or obligations used or incurred by such Purchaser to fund or maintain such Portion of Capital or (ii) any failure by the Seller to borrow, continue or prepay any Portion of Capital on the date specified in any Purchase Notice delivered pursuant to Section 1.2 of this Agreement, the amount, if any, by which: (a) the additional Discount related to such Portion of Capital that

Exhibit I-35 122351039\V-4 would have accrued through the maturity date of such Notes or other instruments on the portion thereof for which payments were received from the Seller (or with respect to which the Seller failed to borrow such amounts), exceeds (b) the income, if any, received by such Purchaser from investing the proceeds so received in respect of such Portion of Capital, as determined by the applicable Purchaser Agent, which determination shall be binding and conclusive for all purposes, absent manifest error. “Yield Reserve” means, on any date, an amount (expressed as a percentage) equal to the product of (a) the sum of (i) the Aggregate Capital plus (ii) the Adjusted LC Participation Amount multiplied by (b) the Yield Reserve Percentage on such date. “Yield Reserve Percentage” means, at any time the following amount: )}DSO(5.1 360 )SFRBR{(   where: BR = the Base Rate in effect at such time, DSO = the Days’ Sales Outstanding, and SFR = the Servicing Fee Rate. 2. Other Terms; Usage. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. Unless the context otherwise requires, “or” means “and/or,” and “including” (and with correlative meaning “include” and “includes”) means including without limiting the generality of any description preceding such term.

Exhibit II-1 122351039\V-4 EXHIBIT II CONDITIONS TO PURCHASES 1. Conditions Precedent to Initial Purchase. The initial Purchase under this Agreement is subject to the conditions precedent that the Administrator and each Purchaser Agent shall have received on or before the date of such Purchase, each in form and substance (including the date thereof) reasonable satisfactory to the Administrator and each Purchaser Agent the following: (a) A counterpart of this Agreement and the other Transaction Documents duly executed by the parties thereto. (b) Copies of: (i) the resolutions of the board of directors or board of managers of each of the Parent, the Seller, the Originators and the Servicer authorizing the execution, delivery and performance by the Seller, such Originator and the Servicer, as the case may be, of this Agreement and the other Transaction Documents to which it is a party; (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Transaction Documents; and (iii) the organizational documents of the Parent, the Seller, each Originator and the Servicer, in each case, certified by the Secretary or Assistant Secretary of the applicable party and, in the case of good standing certificates, certificates of qualification, certificate of formation or similar documents, the applicable secretary of state. (c) A certificate of the Secretary or Assistant Secretary of the Parent, the Seller, the Originators and the Servicer certifying the names and true signatures of its officers who are authorized to sign this Agreement and the other Transaction Documents to which it is a party. Until the Administrator and each Purchaser Agent receives a subsequent incumbency certificate from the Parent, the Seller, an Originator or the Servicer, as the case may be, the Administrator and each Purchaser Agent shall be entitled to rely on the last such certificate delivered to it by the Seller, such Originator or the Servicer, as the case may be. (d) Proper financing statements that have been duly authorized and suitable for filing under the UCC of all jurisdictions that the Administrator may deem reasonably necessary or desirable in order to perfect the interests of the Seller and the Administrator (for the benefit of the Purchasers) contemplated by this Agreement and the Sale Agreement. (e) Acknowledgment copies, or time stamped receipt copies, of proper financing statements, if any, duly filed on or before the Closing Date under the UCC of all jurisdictions that the Administrator may deem reasonably necessary or desirable in order to terminate or release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the Originators or the Seller in any applicable secretary of state UCC filing office. (f) Completed UCC search reports from all applicable state jurisdictions, dated on or shortly before the Closing Date, listing all financing statements filed with the secretary of state in the applicable jurisdictions of organization, and that name VWR, the Originators or the Seller as

Exhibit II-2 122351039\V-4 debtor, and similar search reports from all applicable jurisdictions with respect to judgment, tax, ERISA and other liens as the Administrator may request, showing no Adverse Claims on any Pool Assets (other than those which have been released as described in the preceding clause (e)). (g) Favorable opinions, addressed to each Rating Agency, the Administrator, each Purchaser, each Purchaser Agent and each Liquidity Provider, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of Simpson Thacher & Bartlett LLP, counsel for the Parent, the Seller, the Originators and the Servicer, and/or local or in-house counsel for the Parent, the Seller, the Originators and the Servicer, covering such matters as the Administrator or any Purchaser Agent may reasonably request, including, without limitation, organizational and enforceability matters (including the Investment Company Act), true sale and non-consolidation issues, certain bankruptcy matters, and certain UCC perfection and priority matters (based on the search results referred to in clause (f) above and the officer’s certificate referred to in clause (d) above). (h) Satisfactory results of a review, field examination and audit (performed by representatives of the Administrator) of the Servicer’s collection, operating and reporting systems, the Credit and Collection Policy of each Originator, historical receivables data and accounts, including satisfactory results of a review of the Servicer’s operating location(s) and satisfactory review and approval of the Eligible Receivables in existence on the date of the initial Purchase under this Agreement. (i) An Information Package as of the last day of the most recently completed Fiscal Month. (j) Evidence of payment by the Seller of all accrued and unpaid fees (including those contemplated by each Purchaser Group Fee Letter), costs and expenses to the extent then due and payable on the date thereof, including any such costs, fees and expenses arising under or referenced in Section 6.4 of this Agreement and the applicable Purchaser Group Fee Letters. (k) Good standing certificates with respect to each of the Parent, the Seller, the Originators and the Servicer issued by the Secretary of State (or similar official) of the state of each such Person’s organization or formation and principal place of business. (l) To the extent required by each Conduit Purchaser’s commercial paper program, letters from each of the rating agencies then rating such Conduit Purchaser’s Notes confirming the rating of such Notes after giving effect to the transaction contemplated by this Agreement. (m) A computer file containing all information with respect to the Receivables as the Administrator or any Purchaser Agent may reasonably request. (n) Such other approvals, opinions or documents as the Administrator or any Purchaser Agent may reasonably request. 2. Conditions Precedent to All Funded Purchases, Reinvestments and Issuance of Letters of Credit. Each Funded Purchase, including the initial Funded Purchase (but excluding any deemed Funded Purchase pursuant to Section 1.2(e)), reinvestment and issuance of any Letters of Credit shall be subject to the further conditions precedent that:

Exhibit II-3 122351039\V-4 (a) in the case of each Funded Purchase and the issuance of any Letters of Credit, the Servicer shall have delivered to the Administrator and each Purchaser Agent on or before such Purchase or issuance, as the case may be, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, the most recent Weekly Report or Daily Report (if applicable) and Information Package to reflect the level of the Aggregate Capital, the LC Participation Amount and Total Reserves and the calculation of the Purchased Interest after such subsequent Purchase or issuance, as the case may be, and a completed Purchase Notice in the form of Annex B; and (b) on the date of such Funded Purchase, reinvestment or issuance, as the case may be, the following statements shall be true (and acceptance of the proceeds of such Funded Purchase, reinvestment or issuance shall be deemed a representation and warranty by the Seller that such statements are then true): (i) the representations and warranties contained in Exhibit III to this Agreement are true and correct in all material respects (unless such representation or warranty contains a material qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of the date of such Funded Purchase, reinvestment or issuance, as the case may be, as though made on and as of such date except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date); (ii) no event has occurred and is continuing, or would result from such Funded Purchase, reinvestment or issuance, as the case may be, that constitutes a Termination Event or an Unmatured Termination Event; (iii) the sum of the Aggregate Capital plus the LC Participation Amount, after giving effect to any such Funded Purchase, reinvestment or issuance, as the case may be, shall not be greater than the Purchase Limit, and the Purchased Interest shall not exceed 100%; and (iv) the Facility Termination Date has not occurred.

Exhibit III-1 122351039\V-4 EXHIBIT III REPRESENTATIONS AND WARRANTIES 1. Representations and Warranties of the Seller. The Seller represents and warrants to the Administrator, each Purchaser Agent and each Purchaser as of the date of execution of this Agreement that: (a) Existence and Power. The Seller is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware, and has all organizational power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted unless the failure to have such power, authority, licenses, authorizations consents of approvals could not be reasonably expected to have a Seller Material Adverse Effect. (b) Company and Governmental Authorization, Contravention. The execution, delivery and performance by the Seller of this Agreement and each other Transaction Document to which it is a party including the use of the proceeds of purchases and reinvestments: (i) are within the Seller’s organizational powers, (ii) have been duly authorized by all necessary organizational action, (iii) require no authorization, approval or other action by or in respect of, and no notice to or filing with (other than the filing of UCC financing statements and continuation statements and any authorizations, approvals or other actions made or obtained on or prior to the date hereof), any Governmental Authority or other Person except where the failure to obtain such authorization, approval or other action or make such notice or filing could not reasonably be expected to have a Seller Material Adverse Effect, and (iv) do not (A) contravene, or constitute a default under, any provision of (1) applicable law or regulation in any material respect or (2) the organizational documents of the Seller or (3) any agreement, judgment, award, injunction, order, writ, decree or other instrument binding upon the Seller or its property except as would not be reasonably expected to result in a Seller Material Adverse Effect or (B) result in the creation or imposition of any lien (other than liens in favor of the Seller and the Administrator under the Transaction Documents) on assets of the Seller. This Agreement and the other Transaction Documents to which the Seller is a party have been duly executed and delivered by the Seller. (c) Binding Effect of Agreement. Each of this Agreement and each other Transaction Document to which it is a party constitutes the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. (d) Accuracy of Information. All written information (other than projections, forward looking statements, budgets, estimates and general market data) heretofore furnished by the Seller to the Administrator or any Purchaser Agent pursuant to or in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Seller to the Administrator or any Purchaser Agent in writing pursuant to this Agreement or any Transaction Document will be,

Exhibit III-2 122351039\V-4 true and accurate in all material respects on the date such information is stated or certified (when taken as a whole and as modified or supplemented by other information provided or publicly available in periodic and other reports, proxy statements and other materials filed by the Originators and their Affiliates with the Securities and Exchange Commission) and will not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances in which they were made not materially misleading (when taken as a whole and as modified or supplemented by other information provided or publicly available in period and other reports, proxy statements and other materials filed by the Originators and their Affiliates with the Securities and Exchange Commission). (e) Actions, Suits and Proceedings. There are no actions, suits or proceedings pending or, to the best of the Seller’s knowledge, threatened against the Seller or its properties, in or before any court, arbitrator or governmental body. The Seller is not in default with respect to any order of any court, arbitrator or governmental body. (f) Accuracy of Exhibits; Collection Account Arrangements. The names and addresses of all the Collection Account Banks together with the account numbers of the Collection Accounts at such Collection Account Banks, are specified in Schedule II to this Agreement (or at such other Collection Account Banks and/or with such other Collection Accounts as have been notified to the Administrator), and all Collection Accounts are subject to Account Control Agreements. All information on each Exhibit, Schedule or Annex to this Agreement or the other Transaction Documents (as updated by the Seller from time to time) is true and complete. The Seller has delivered a copy of all Account Control Agreements to the Administrator. The Seller has not granted any interest in any Collection Account (or any related lock-box or post office box) to any Person other than the Administrator and, upon delivery to a Collection Account Bank of the related Account Control Agreement, the Administrator will have exclusive ownership and control of the Collection Account at such Collection Account Bank. (g) No Seller Material Adverse Effect, Unmatured Termination Event or Termination Event. Since the date of organization of the Seller as set forth in its certificate of formation, there has been no Seller Material Adverse Effect. No event has occurred and is continuing or would be reasonably likely to result from a Purchase in respect of the Purchased Interest or from the application of the proceeds therefrom, that constitutes a Termination Event or an Unmatured Termination Event. (h) Names and Location. The Seller has not used any company names, trade names or assumed names other than its name set forth on the signature pages of this Agreement. The Seller is “located” (as defined in the UCC) in Delaware. The office where the Seller keeps its records concerning the Receivables is at the address set forth below its signature to this Agreement. (i) Margin Stock, No Fraudulent Conveyance. The Seller is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U and X, as issued by the Federal Reserve Board), and no proceeds of any Purchase will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. No Purchase hereunder constitutes a

Exhibit III-3 122351039\V-4 fraudulent transfer or conveyance under any United States federal or applicable state bankruptcy of insolvency laws or is otherwise void or voidable under such or similar laws or principles or for any other reason. (j) Eligible Receivables. Each Pool Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance is, as of the date of such calculation, an Eligible Receivable. (k) Credit and Collection Policy. The Seller has complied in all material respects with the Credit and Collection Policy of each Originator with regard to each Receivable originated by such Originator and the related Contract. (l) Investment Company Act; Volcker Rule. The Seller (i) is not and will not become as a result of the transactions contemplated by the Transaction Documents, an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act and (ii) is not a “covered fund” under the Volcker Rule. In determining that the Seller is not a “covered fund”, the Seller is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act. (m) Compliance with Transaction Documents. The Seller has complied in all material respects with all of the terms, covenants and agreements contained in this Agreement and the other Transaction Documents to which it is a party and that are applicable to it. (n) Taxes. The Seller has filed or caused to be filed all U.S. federal income tax returns and all other material returns, statements, forms and reports for taxes, domestic or foreign, required to be filed by it and has paid or has made adequate provision for payment of all taxes payable by it which have become due or any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority other than, in each case, (i) any taxes or assessments that are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP, or (ii) to the extent that the failure to do so could not reasonably be expected to result in a Seller Material Adverse Effect. (o) Compliance with Applicable Laws. The Seller is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities except to the extent that the failure to comply could not be reasonably expected to have a Seller Material Adverse Effect. (p) Anti-Money Laundering/International Trade Law. Based on the knowledge of the Seller, and after reasonable inquiry, no Covered Entity is a Sanctioned Person. Based on the knowledge of the Seller, and after reasonable inquiry, no Covered Entity (i) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (iii) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

Exhibit III-4 122351039\V-4 (q) Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to Administrator and Purchasers for the Seller on or prior to the date of this Agreement, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date hereof and as of the date any such update is delivered. 2. Representations and Warranties of the Servicer. The Servicer represents and warrants to the Administrator, each Purchaser Agent and each Purchaser as of the date of execution of this Agreement that: (a) Existence and Power. The Servicer is a limited liability company duly formed, validly existing and in good standing under the laws of its state of organization, and has all limited liability company power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted unless the failure to have such power, authority, licenses, authorizations consents of approvals would not be reasonably expected to have a Material Adverse Effect. (b) Company and Governmental Authorization, Contravention. The execution, delivery and performance by the Servicer of this Agreement and each other Transaction Document to which it is a party including the use of the proceeds of purchase and reinvestment: (i) are within the Servicer’s organizational powers, (ii) have been duly authorized by all necessary organizational action, (iii) require no authorization, approval or other action by or in respect of, and no notice to or filing with, any Governmental Authority or other Person (other than any authorizations, approvals or other actions made or obtained on or prior to the date hereof) except where the failure to obtain such authorization, approval or other action or make such notice or filing could not reasonably be expected to have a Material Adverse Effect, and (iv) do not (A) contravene, or constitute a default under, any provision of (1) applicable law or regulation except as would not be reasonably expected to result in a Material Adverse Effect, (2) the organizational documents of the Servicer in any material respect or (3) any judgment, award, injunction, order, writ, or decree or agreement or other instrument binding upon the Servicer or its property except as would not be reasonably expected to result in a Material Adverse Effect or (B) result in the creation or imposition of any lien (other than in favor of the Seller and the Administrator under the Transaction Documents) on assets of the Servicer or any of its Subsidiaries. This Agreement and the other Transaction Documents to which the Servicer is a party have been duly executed and delivered by the Servicer. (c) Binding Effect of Agreement. This Agreement and each other Transaction Document to which it is a party constitute the legal, valid and binding obligations of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. (d) Accuracy of Information. All written information (other than projections, forward looking statements, budgets, estimates and general market data) heretofore furnished by the Servicer to the Administrator or any Purchaser Agent pursuant to or in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Servicer to the Administrator or

Exhibit III-5 122351039\V-4 any Purchaser Agent in writing pursuant to this Agreement or any other Transaction Document will be, true and accurate in all material respects on the date such information is stated or certified (when taken as a whole and as modified or supplemented by other information provided or publicly available in periodic and other reports, proxy statements and other materials filed by the Servicer or its Affiliates with the Securities and Exchange Commission) and will not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances in which they were made not materially misleading (when taken as a whole and as modified or supplemented by other information provided or publicly available in periodic and other reports, proxy statements and other materials filed by the Servicer or its Affiliates with the Securities and Exchange Commission). (e) Actions, Suits and Proceedings. Except as set forth in Schedule III or as otherwise disclosed in its publicly available SEC filings, there are no actions, suits or proceedings pending or, to the best of the Servicer’s knowledge, threatened against the Servicer or its properties, in or before any court, arbitrator or governmental body, which is reasonably likely to be adversely determined and would reasonably be expected to have a Material Adverse Effect. (f) No Material Adverse Effect, Unmatured Termination Event or Termination Event. Since the date of the financial statements described in Section 2(i) below, there has been no Material Adverse Effect. No event has occurred and is continuing or would be reasonably likely to result from a Purchase in respect of the Purchased Interest or from the application of the proceeds therefrom, that constitutes a Termination Event or an Unmatured Termination Event. (g) Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy of each Originator with regard to each Receivable originated by such Originator and the related Contract. (h) Investment Company Act. The Servicer is not and will not become as a result of the transactions contemplated by the Transaction Documents, an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act. (i) Financial Information. The balance sheets of the Parent and its consolidated Subsidiaries at December 31, 2019, and the related statements of income and retained earnings for the Fiscal Quarter then ended, copies of which have been made publicly available, fairly present in all material respects the financial condition of the Parent and its consolidated Subsidiaries at such date and the results of the operations of the Parent and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP. (j) Compliance with Transaction Documents. The Servicer has complied in all material respects with all terms, covenants and agreements contained in this Agreement and the other Transaction Documents to which it is a party and that are applicable to it. (k) Taxes. The Servicer has filed or caused to be filed all U.S. federal income tax returns and all other material returns, statements, forms and reports for taxes, domestic or

Exhibit III-6 122351039\V-4 foreign, required to be filed by it and has paid or has made adequate provision for payment of all taxes payable by it which have become due or any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority other than, in each case, (i) any taxes or assessments that are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP, or (ii) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. (l) Compliance with Applicable Laws. The Servicer is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities except to the extent that the failure to comply could not be reasonably expected to have a Material Adverse Effect. (m) Anti-Money Laundering/International Trade Law. Based on the knowledge of the Servicer, and after reasonable inquiry, no Covered Entity is a Sanctioned Person. Based on the knowledge of the Servicer, and after reasonable inquiry, no Covered Entity (i) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (iii) engages in any dealings or transactions prohibited by any Anti-Terrorism Law. 3. Representations, Warranties and Agreements Relating to the Security Interest. The Seller hereby makes the following representations, warranties and agreements with respect to the Receivables and Related Security as of the date of execution of this Agreement: (a) The Receivables. (i) Creation. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Pool Receivables in favor of the Administrator (for the benefit of the Purchasers), which security interest is prior to all other Adverse Claims (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from the Seller. (ii) Nature of Receivables. The Pool Receivables constitute either “accounts”, “general intangibles” or “tangible chattel paper” within the meaning of the applicable UCC. (iii) Ownership of Receivables. The Seller owns and has good and marketable title to the Pool Receivables that are Eligible Receivables and Related Security free and clear of any Adverse Claim (other than Permitted Liens arising after the date such Pool Receivables became Pool Receivables and any Adverse Claims that constitute Ineligible Amounts). (iv) Perfection and Related Security. The Seller has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables and Related Security from the applicable Originator to the Seller pursuant to the Sale Agreement, and the sale

Exhibit III-7 122351039\V-4 and security interest therein from the Seller to the Administrator under this Agreement, to the extent that such collateral constitutes “accounts,” “general intangibles,” or “tangible chattel paper” each within the meaning of the applicable UCC. (v) Tangible Chattel Paper. With respect to any Pool Receivables that constitute “tangible chattel paper” (within the meaning of the applicable UCC), if any, the Seller (or the Servicer on its behalf) has in its possession the original copies of such tangible chattel paper that constitute or evidence such Receivables, and the Seller has caused (and will cause the applicable Originator to cause), within ten (10) days after the Closing Date, the filing of financing statements described in clause (iv) above, each of which will contain a statement that: “A purchase of, or security interest in, any collateral described in this financing statement will violate the rights of the Administrator” or similar words to that effect. The Receivables to the extent they are evidenced by “tangible chattel paper” do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller or the Administrator. (b) The Collection Accounts. (i) Nature of Accounts. Each Collection Account constitutes a “deposit account” within the meaning of the applicable UCC. (ii) Ownership. The Seller owns and has good and marketable title to the Collection Accounts free and clear of any Adverse Claim (other than the Liens created pursuant to the Transaction Documents). (iii) Perfection. The Seller has delivered to the Administrator a fully executed Account Control Agreement relating to each Collection Account, pursuant to which each applicable Collection Account Bank, respectively, has agreed, following the delivery of a notice of control by the Administrator, to comply with all instructions originated by the Administrator (on behalf of the Purchasers) directing the disposition of funds in such Collection Account without further consent by the Seller or the Servicer. (c) Priority. (i) Other than the transfer of the Receivables to the Seller and the Administrator under the Sale Agreement and this Agreement, respectively, and/or the security interest granted to the Seller and the Administrator pursuant to the Sale Agreement and this Agreement, respectively, neither the Seller nor any Originator has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables transferred or purported to be transferred under the Transaction Documents, the Collection Accounts or any subaccount thereof, except for any such pledge, grant or other conveyance which has been released or terminated. Neither the Seller nor any Originator has authorized the filing of, or is aware of any financing statements against either the Seller or such Originator that include a description of Receivables transferred or purported to be transferred under the Transaction Documents, the Collection Accounts or any subaccount thereof, other than any financing statement (i) relating to the sale

Exhibit III-8 122351039\V-4 thereof by such Originator to the Seller under the Sale Agreement, (ii) relating to the security interest granted to the Administrator under this Agreement, or (iii) that has been released or terminated. (ii) The Seller is not aware of any judgment, ERISA or tax lien filings against either the Seller, the Servicer or any Originator, other than any judgment, ERISA or tax lien filing that (A) has not been outstanding for greater than thirty (30) days from the earlier of such Person’s knowledge or notice thereof, (B) is less than $250,000 and (C) does not otherwise give rise to a Termination Event under clause (k) of Exhibit V to this Agreement. (iii) The Collection Accounts are not in the name of any person other than the Seller or the Administrator. Neither the Seller nor the Servicer has consented to any bank maintaining such account to comply with instructions of any person other than the Administrator and, prior to the occurrence and continuation of a Termination Event and the delivery of a notice of control by the Administrator, the Servicer. (d) Survival of Supplemental Representations. Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations contained in this Section 3 shall be continuing, and remain in full force and effect until such time as the Purchased Interest and all other obligations under this Agreement have been finally and fully paid and performed. (e) Servicer to Cooperate with Administrator to Maintain Perfection and Priority. In order to evidence the interests of the Administrator under this Agreement, the Servicer shall from time to time take such action or execute and deliver such instruments as may be necessary (including, without limitation, such actions as are reasonably requested by the Administrator or any Purchaser Agent) to maintain and perfect, as a first-priority interest, the Administrator’s security interest in the Receivables, Related Security and Collections. The Servicer shall, from time to time and within the time limits established by law, prepare and present to the Administrator for the Administrator’s authorization and approval, all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect the Administrator’s security interest as a first-priority interest. The Administrator’s approval of such filings shall authorize the Servicer to file such financing statements under the UCC without the signature of the Seller, any Originator or the Administrator where allowed by applicable law. Notwithstanding anything else in the Transaction Documents to the contrary, the Servicer shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements, without the prior written consent of the Administrator, until such time as the latest of (i) the Facility Termination Date, (ii) the date on which no Capital of or Discount in respect of the Purchased Interest shall be outstanding and an amount equal to (A) the amount necessary to reduce the Adjusted LC Participation Amount to zero ($0 and/or €0, as applicable) and (B) an amount equal to the LC Fee Expectation has been deposited in the LC Collateral Account or all Letters of Credit have expired, and (iii) the date all amounts owed by the Seller under this Agreement to any Purchaser, any Purchaser Agent, the Administrator and any other Indemnified Party or Affected Person shall be paid in full.

Exhibit III-9 122351039\V-4 4. Ordinary Course of Business. Each of the Seller and the Purchasers represents and warrants, as to itself, that each remittance of Collections by or on behalf of the Seller to the Purchasers under this Agreement will have been (i) in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and the Purchasers and (ii) made in the ordinary course of business or financial affairs of the Seller and the Purchasers. 5. Reaffirmation of Representations and Warranties. On the date of each Purchase and/or reinvestment hereunder, and on the date each Information Package or other report is delivered to the Administrator, any Purchaser Agent or any Purchaser hereunder, the Seller and the Servicer, by accepting the proceeds of such Purchase or reinvestment and/or the provision of such information or report, shall each be deemed to have certified that (i) all representations and warranties of the Seller and the Servicer, as applicable, described in this Exhibit III, as from time to time amended in accordance with the terms hereof, are correct in all material respects (unless such representation or warranty contains a material qualification and, in such case, such representation or warranty shall be true and correct as made) on and as of such day as though made on and as of such day, except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct as of such date), and (ii) no event has occurred or is continuing, or would result from any such Purchase, which constitutes a Termination Event or an Unmatured Termination Event.

Exhibit IV-1 122351039\V-4 EXHIBIT IV COVENANTS 1. Covenants of the Seller. At all times from the date hereof until the latest of (i) the Facility Termination Date, (ii) the date on which no Capital of or Discount in respect of the Purchased Interest shall be outstanding and an amount equal to (A) the amount necessary to reduce the Adjusted LC Participation Amount to zero ($0 and/or zero €0, as applicable) and (B) an amount equal to the LC Fee Expectation has been deposited in the LC Collateral Account or all Letters of Credit have expired or been cancelled, and (iii) the date all amounts owed by the Seller under this Agreement to any Purchaser, any Purchaser Agent, the Administrator and any other Indemnified Party or Affected Person shall be paid in full (other than indemnities and reimbursements that expressly survive the termination of this Agreement): (a) Financial Reporting. The Seller will maintain a system of accounting established and administered in accordance with GAAP, and the Seller (or the Servicer on its behalf) shall furnish to the Administrator and each Purchaser Agent: (i) Annual Reporting. Promptly upon completion and in no event later than ninety (90) days after the close of each Fiscal Year of the Seller, annual unaudited financial statements of the Seller certified by a designated financial or other officer of the Seller. (ii) Information Packages, Weekly Reports and Daily Reports. As soon as available and in any event not later than two (2) Business Days prior to the Settlement Date, an Information Package as of the last day of the most recently completed Fiscal Month. During a Weekly Reporting Trigger, as soon as available and in any event not later than the second Business Day of each week, a Weekly Report of the most recently completed week. During a Daily Reporting Trigger or upon the occurrence and continuation of a Termination Event and the election of the Administrator to cause the Settlement Date to occur more frequently than weekly, on such Settlement Date, a Daily Report. (iii) Shareholders Statements and Reports and SEC Filings. Promptly upon the furnishing thereof to the shareholders of the Seller copies of all financial statements, reports and proxy statements so furnished. (iv) Delivery of Financial Information. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Seller files with the SEC. (v) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Administrator or any Purchaser Agent, copies of the same. (vi) Change in Credit and Collection Policy. (A) At least thirty (30) days prior to the effectiveness of any change in or amendment to any Credit and Collection Policy

Exhibit IV-2 122351039\V-4 as described in the first sentence of Section 1(i) of Exhibit IV, notice of such change or amendment. (vii) Other Information. Such other information (including non-financial information) as the Administrator or any Purchaser Agent may from time to time reasonably request (other than (i) information restricted by a customary third party confidentiality agreement and (ii) other information (x) in respect of which disclosure to the Administrator, or any Purchaser (or their respective representatives or contractors)) is prohibited by applicable law or (y) that is subject to attorney client or similar privilege or constitutes attorney work-product), within a reasonable time after such request is received. (b) Notices. The Seller will notify the Administrator and each Purchaser Agent in writing of any of the following events promptly upon (but in no event later than three (3) Business Days after) a financial or other officer learning of the occurrence thereof, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto: (i) Notice of Termination Events or Unmatured Termination Events. A statement of the chief financial officer or chief accounting officer of the Seller setting forth details of any Termination Event or Unmatured Termination Event. (ii) Judgments and Proceedings. (A)(1) The entry of any judgment or decree against VWR or any other Originator if the aggregate amount of all judgments and decrees then outstanding against such Person and its Subsidiaries, as the case may be, exceeds $200,000,000 after deducting (I) the amount with respect to which such Person or any such Subsidiary, as the case may be, is insured and with respect to which the insurer has assumed responsibility in writing, and (II) the amount for which such Person or any such Subsidiary, as the case may be, is otherwise indemnified if the terms of such indemnification are reasonably satisfactory to the Administrator and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against VWR or any other Originator which is reasonably likely to be adversely determined and, individually or in the aggregate, could reasonably be expected to have a Seller Material Adverse Effect; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against the Seller. (iii) Representations and Warranties. The failure of any representation or warranty to be true (when made or at any time thereafter) with respect to the Pool Receivables (taken as a whole) in all material respects (unless such representation or warranty contains a material qualification and, in such case, such representation or warranty shall be true and correct as made). (iv) Notice of Purchase and Sale Termination Event. The occurrence of a Purchase and Sale Termination Event or an Unmatured Purchase and Sale Termination Event.

Exhibit IV-3 122351039\V-4 (v) Defaults under Other Agreements. The occurrence of a default or an event of default under any agreement governing material Indebtedness pursuant to which any of the Servicer, the Seller or any Originator is a debtor or an obligor, which could reasonably be expected to have a Seller Material Adverse Effect. (vi) Notices under Sale Agreement. Copies of all notices delivered under the Sale Agreement. (vii) Adverse Claim. (A) Any Person shall obtain an Adverse Claim (other than a Permitted Lien) upon the Pool Receivables or Collections with respect thereto, (B) any Person other than the Seller, the Servicer or the Administrator shall obtain any rights or direct any action with respect to any Collection Account (or related lock-box or post office box) or (C) any Obligor shall receive any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Servicer or the Administrator. (viii) Name Changes. At least thirty (30) days before any change in the Seller’s name or any other change requiring the amendment of UCC financing statements, a notice setting forth such changes and the effective date thereof. (ix) Seller Material Adverse Effect. Promptly after the occurrence thereof, notice of any event having a Seller Material Adverse Effect. (c) Conduct of Business. The Seller will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and will do all things necessary to remain duly organized, validly existing and in good standing as an entity in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, in each case, other than could reasonably be expected to have a Seller Material Adverse Effect. (d) Compliance with Laws. The Seller will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject if the failure to comply could reasonably be expected to have a Seller Material Adverse Effect. (e) Furnishing of Information and Inspection of Receivables. The Seller will furnish to the Administrator and each Purchaser Agent from time to time such information with respect to the Pool Receivables as the Administrator or such Purchaser Agent may reasonably request. The Seller will, at the Seller’s expense, at any time during regular business hours with reasonable prior written notice (i) permit the Administrator or any Purchaser Agent, or their respective agents or representatives, (A) to examine and make copies of and abstracts from all books and records relating to the Pool Receivables or other Pool Assets and (B) to visit the offices and properties of the Seller for the purpose of examining such books and records, and to discuss matters relating to the Pool Receivables, other Pool Assets or the Seller’s performance hereunder or under the other Transaction Documents to which it is a party with any of the officers or employees of the Seller (provided that representatives of the Seller are present during such discussions) having knowledge of such matters (each such visit, a “Seller Review”); provided, that so long as no Termination Event has occurred and is continuing such examinations and visits shall not exceed one (1) per year and (ii) without limiting the provisions of clause (i) above, from

Exhibit IV-4 122351039\V-4 time to time during regular business hours, at the Seller’s expense, upon reasonable prior written notice from the Administrator and the Purchaser Agents, permit certified public accountants or other auditors acceptable to the Administrator to conduct a review of its books and records with respect to the Pool Receivables; provided, that so long as no Termination Event has occurred and is continuing, the Seller shall be required to reimburse the Administrator and Purchaser Agents for only one (1) such audit per year. For the avoidance of doubt, the Administrator may require examinations and audits in addition to the examinations and audits specified in clause (i) and clause (ii) above, but the expense of any such additional examination or audit shall be borne by the Administrator and not the Seller. (f) Payments on Receivables, Accounts. The Seller will, and will cause each Originator to, at all times instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account. If any such payments or other Collections are received by the Seller or an Originator, it shall hold such payments in trust for the benefit of the Administrator and the Purchasers and promptly (but in any event within two (2) Business Days after receipt) remit such funds into a Collection Account. The Seller will cause each Collection Account Bank to comply with the terms of each applicable Account Control Agreement. The Seller will not permit the funds other than Collections on Pool Receivables and other Pool Assets to be deposited into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Seller will promptly identify such funds for segregation. The Seller will not, and will not permit the Servicer, any Originator or other Person to, commingle Collections or other funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled with any other funds. The Seller shall only add or replace, and shall only permit an Originator to add or replace, a Collection Account Bank (or the related lock-box or post office box) or Collection Account to those listed on Schedule II to this Agreement if the Administrator has received notice of such addition or replacement, a copy of any new Account Control Agreement and an executed and acknowledged copy of an Account Control Agreement in form and substance acceptable to the Administrator from any such new Collection Account Bank. The Seller shall only terminate a Collection Account Bank or close a Collection Account (or the related lock-box or post office box), upon thirty (30) days’ prior notice to and with the prior written consent of the Administrator. (g) Sales, Liens, etc. Except as otherwise provided herein, the Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (other than Permitted Liens and Adverse Claims constituting Ineligible Amounts) upon (including, without limitation, the filing of any financing statement) or with respect to, any Pool Receivable or other Pool Asset or its membership interests, or assign any right to receive income in respect thereof other than the Liens created pursuant to the Transaction Documents. (h) Extension or Amendment of Pool Receivables. Except as otherwise permitted in Section 4.2(a) of this Agreement, the Seller will not extend, amend or otherwise modify the terms of any Pool Receivable in any material respect, or amend, modify or waive, in any material respect, the provisions of any Contract related thereto, other than in accordance with the applicable Credit and Collection Policy. The Seller shall at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all

Exhibit IV-5 122351039\V-4 material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract. (i) Change in Business. The Seller will not (i) make any material change in the character of its business, which change would materially and adversely impair the collectability of the Pool Receivables taken as a whole or (ii) make any change in any Credit and Collection Policy that could reasonably be expected to materially adversely affect the collectability of the Pool Receivables taken as a whole, the credit quality of the Pool Receivables, taken as a whole, the enforceability of the Contracts, taken as a whole, or its ability to perform its obligations under the Contracts, taken as a whole, or the Transaction Documents, in the case of either clause (i) or (ii) above, without the prior written consent of the Administrator. (j) Fundamental Changes. The Seller shall not, without the prior written consent of the Administrator and the Majority Purchaser Agents, permit itself (i) to merge or consolidate with or into, or enter into a Division Transaction, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person or (ii) to be owned by any Person other than VWR and thereby cause VWR’s percentage of ownership or control of the Seller to be reduced. The Seller shall provide the Administrator and each Purchaser Agent with at least thirty (30) days’ prior written notice before making any change in the Seller’s name, location or making any other change in the Seller’s identity or corporate structure that could impair or otherwise render any UCC financing statement filed in connection with this Agreement “seriously misleading” as such term (or similar term) is used in the applicable UCC; each notice to the Administrator and the Purchaser Agents pursuant to this sentence shall set forth the applicable change and the proposed effective date thereof and at least ten (10) days prior to such change, deliver to the Administrator all financing statements, instruments and other documents requested by the Administrator in connection with such change or relocation. The Seller will also maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain (or cause the Servicer to keep and maintain) all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable). (k) Ownership Interest, Etc. The Seller shall (and shall cause the Servicer to), at its expense, take all action reasonably necessary or desirable to establish and maintain a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, in the Pool Receivables, the Related Security and Collections with respect thereto, and a first priority perfected security interest in the Pool Assets, in each case free and clear of any Adverse Claim (other than Permitted Liens and Adverse Claims constituting Ineligible Amounts) upon, in favor of the Administrator (on behalf of the Purchasers), including taking such action to perfect, protect or more fully evidence the interest of the Administrator (on behalf of the Purchasers) as the Administrator or any Purchaser Agent may reasonably request. (l) Certain Agreements. Without the prior written consent of the Administrator and the Majority Purchaser Agents, the Seller will not amend, modify, waive, revoke or terminate

Exhibit IV-6 122351039\V-4 any Transaction Document to which it is a party or any provision of the Seller’s organizational documents which requires the consent of the “Independent Director”. (m) Restricted Payments. Following the occurrence and during the continuance of a Termination Event, the Seller will not: (A) purchase or redeem any shares of its membership interests, (B) declare or pay any dividend or set aside any funds for any such purpose, (C) other than Company Notes and its obligations under this Agreement, prepay, purchase or redeem any Debt, (D) lend or advance any funds or (E) other than Company Notes, repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses (A) through (E) being referred to as “Restricted Payments”). (n) Other Business. The Seller will not: (i) engage in any business other than the transactions contemplated by the Transaction Documents, (ii) create, incur or permit to exist any Debt of any kind (or cause or permit to be issued for its account any letters of credit or bankers’ acceptances) other than pursuant to this Agreement or the Company Notes, or (iii) form any Subsidiary or make any investments in any other Person; provided, that the Seller shall be permitted to incur minimal obligations to the extent necessary for the day-to-day operations of the Seller (such as expenses for stationery, audits, maintenance of legal status, etc.). (o) Tangible Net Worth. The Seller will not permit its Tangible Net Worth, at any time, to be less than Required Capital Amount. (p) Further Assurances. The Seller hereby authorizes Administrator and hereby agrees from time to time, at its own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or reasonably desirable, or that the Administrator or the Purchaser Agents may reasonably request, to perfect, protect or more fully evidence the purchases or issuances made under this Agreement and/or security interest granted pursuant to this Agreement or any other Transaction Document, or to enable the Administrator or the Purchaser Agents to exercise and enforce their respective rights and remedies under this Agreement or any other Transaction Document. Without limiting the foregoing, the Seller hereby authorizes, and will, upon the request of the Administrator or the Purchaser Agents, at its own expense, execute (if necessary) and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Administrator or the Purchaser Agents may reasonably request, to perfect, protect or evidence any of the foregoing. The Seller authorizes the Administrator to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Receivables and the Related Security, the related Contracts and the Collections with respect thereto and the other collateral subject to a lien under any Transaction Document without the signature of the Seller. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. (q) Anti-Money Laundering/International Trade Law Compliance. Subject to the Seller’s knowledge, and after reasonable inquiry, no Covered Entity will become a Sanctioned Person. Subject to the Seller’s knowledge, and after reasonable inquiry, no Covered Entity will (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or

Exhibit IV-7 122351039\V-4 Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) use the proceeds of any Purchase to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. The funds used to repay Seller’s obligations under this Agreement and each of the other Transaction Documents will not be derived from any activity in violation of any Anti-Terrorism Law. Each Covered Entity shall comply with all Anti-Terrorism Laws. Seller shall promptly notify the Administrator in writing upon the occurrence of a Reportable Compliance Event. (r) Certificate of Beneficial Ownership and Other Additional Information. Provide to Administrator and Purchasers: (i) to the extent the Seller qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (A) confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Administrator and Purchasers and (B) a new Certificate of Beneficial Ownership, in form and substance reasonably acceptable to Administrator and Purchasers, when the individual(s) to be identified as a Beneficial Owner under the Certificate of Beneficial Ownership have changed; and (ii) such other information and documentation as may reasonably be requested by Administrator or any Purchasers from time to time for purposes of compliance by Administrator or such Purchaser with applicable laws (including without limitation the USA Patriot Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by Administrator or such Purchaser to comply therewith. 2. Covenants of the Servicer. At all times from the date hereof until the latest of (i) the Facility Termination Date, (ii) the date on which no Capital of or Discount in respect of the Purchased Interest shall be outstanding and an amount equal to (A) the amount necessary to reduce the Adjusted LC Participation Amount to zero ($0 and/or zero €0, as applicable) and (B) an amount equal to the LC Fee Expectation has been deposited in the LC Collateral Account or all Letters of Credit have expired or been cancelled, and (iii) the date all amounts owed by the Seller under this Agreement to any Purchaser, any Purchaser Agent, the Administrator and any other Indemnified Party or Affected Person shall be paid in full (other than indemnities and reimbursements that expressly survive the termination of this Agreement): (a) Financial Reporting. The Servicer will maintain a system of accounting established and administered in accordance with GAAP as in effect in the appropriate jurisdiction, and the Servicer shall furnish or cause to be furnished to the Administrator and each Purchaser Agent or, in the case of any of clauses (i) or (ii) below, make publicly available: (i) Annual Reporting. Subject to clause (x) below, promptly upon completion and in no event later than ninety (90) days after the close of each Fiscal Year of the Parent, annual audited financial statements of the Parent and its consolidated subsidiaries certified by independent certified public accountants selected by the Parent but reasonably acceptable to the Administrator and each such Purchaser Agent, prepared in accordance with GAAP, including consolidated balance sheets as of the end of such period, and the related consolidated statements of income or operations, shareholders’ (or members’) equity and cash flows for such Fiscal Year, setting forth, in each case, in comparative form, the figures for the previous Fiscal Year.

Exhibit IV-8 122351039\V-4 (ii) Quarterly Reporting. Subject to clause (x) below, promptly upon completion and in no event later than forty-five (45) days after the close of each Fiscal Quarter of the Parent, unaudited financial statements of the Parent certified by a designated financial officer of the Parent prepared in accordance with GAAP, including consolidated balance sheets of the Parent as of the end of such period, and the related consolidated statements of income or operations, shareholders’ (or members’) equity and cash flows for such Fiscal Quarter, setting forth, in each case, in comparative form, the figures for the previous Fiscal Quarter. (iii) Compliance Certificates. Together with the annual report required above, a compliance certificate in form and substance acceptable to the Administrator and each Purchaser Agent signed by its chief financial officer, chief accounting officer or treasurer solely in their capacities as officers of the Servicer stating that no Termination Event or Unmatured Termination Event exists, or if any Termination Event or Unmatured Termination Event exists, stating the nature and status thereof. (iv) Information Packages, Weekly Reports and Daily Reports. As soon as available and in any event not later than two (2) Business Days prior to the Settlement Date, an Information Package as of the last day of the most recently completed Fiscal Month. During a Weekly Reporting Trigger, as soon as available and in any event not later than the second Business Day of each week, a Weekly Report of the most recently completed week. During a Daily Reporting Trigger or upon the occurrence and continuation of a Termination Event and the election of the Administrator to cause the Settlement Date to occur more frequently than weekly, on such Settlement Date, a Daily Report. (v) Shareholders Statements and Reports and SEC Filings. Promptly upon the furnishing thereof to the shareholders of the Parent copies of all financial statements, reports and proxy statements so furnished. (vi) Delivery of Financial Information. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Seller, VWR, the Parent or any of their respective Affiliates files with the SEC. (vii) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Administrator or any Purchaser Agent, copies of the same. (viii) Change in Credit and Collection Policy. (A) At least thirty (30) days prior to the effectiveness of any change in or amendment to any Credit and Collection Policy as described in the first sentence of Section 2(h) of Exhibit IV, notice of such change or amendment. (ix) Other Information. Such other information (including non-financial information) as the Administrator or any Purchaser Agent may from time to time

Exhibit IV-9 122351039\V-4 reasonably request, within a reasonable time after such request is received (other than (i) information restricted by a customary third party confidentiality agreement and (ii) other information (x) in respect of which disclosure to the Administrator, or any Purchaser (or their respective representatives or contractors)) is prohibited by applicable law or (y) that is subject to attorney client or similar privilege or constitutes attorney work-product). (x) Public Reports. Documents required to be delivered pursuant to this Section 2(a) (to the extent such documents are included otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent posts such documents, or provides a link thereto on the Parent’s website on the Internet at avantorsciences.com; or (ii) on which such documents are posted on the Parent’s behalf on an Internet or intranet website, if any, to which the Administrator, any Purchaser Agents or any Purchaser has access (whether a commercial, third party website or whether sponsored by the Administrator); provided, that (i) the Parent shall deliver paper copies of such documents to the Administrator, any Purchaser Agents or any Purchaser that requests in writing that the Parent deliver such paper copies until a written request to cease delivering such paper copies is given by the Administrator, any Purchaser Agents or such Purchaser and (ii) the Parent shall notify the Administrator (by telecopier or electronic mail) of the posting of any of such documents. Notwithstanding anything contained herein to the contrary, the Servicer shall be required to provide paper copies of Information Packages and Officer’s Certificates required by Sections 2(a)(iii) and 2(a)(iv), respectively. (b) Notices. The Servicer will notify the Administrator and each Purchaser Agent in writing of any of the following events promptly upon (but in no event later than three (3) Business Days after) a financial or other officer learning of the occurrence thereof, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto: (i) Notice of Termination Events or Unmatured Termination Events. A statement of the chief financial officer or chief accounting officer of the Servicer setting forth details of any Termination Event or Unmatured Termination Event. (ii) Judgments and Proceedings. (A)(1) The entry of any judgment or decree against VWR or any other Originator if the aggregate amount of all judgments and decrees then outstanding against such Person and its Subsidiaries, as the case may be, exceeds $200,000,000 after deducting (I) the amount with respect to which such Person or any such Subsidiary, as the case may be, is insured and with respect to which the insurer has assumed responsibility in writing, and (II) the amount for which such Person or any such Subsidiary, as the case may be, is otherwise indemnified if the terms of such indemnification are reasonably satisfactory to the Administrator and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against VWR or any other Originator which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against the Seller.

Exhibit IV-10 122351039\V-4 (iii) Representations and Warranties. The failure of any representation or warranty to be true (when made or at any time thereafter) with respect to the Pool Receivables (taken as a whole) in all material respects (unless such representation or warranty contains a material qualification and, in such case, such representation or warranty shall be true and correct as made). (iv) Notice of Purchase and Sale Termination Event. The occurrence of a Purchase and Sale Termination Event or an Unmatured Purchase and Sale Termination Event. (v) Defaults Under Other Agreements. The occurrence of a default or an event of default under any agreement pursuant to which any of VWR, any Originator or Seller is a debtor or an obligor, which could reasonably be expected to have a Material Adverse Effect. (vi) Notices under Sale Agreement. Copies of all notices delivered under the Sale Agreement. (vii) Adverse Claim. (A) Any Person shall obtain an Adverse Claim (other than Permitted Liens) upon the Pool Receivables or Collections with respect thereto, (B) any Person other than the Seller, the Servicer or the Administrator shall obtain any rights or direct any action with respect to any Collection Account (or related lock-box or post office box) or (C) any Obligor shall receive any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Servicer or the Administrator. (viii) Name Changes. At least thirty (30) days before any change in VWR’s name or any other change requiring the amendment of UCC financing statements, a notice setting forth such changes and the effective date thereof. (ix) Material Adverse Effect. Promptly after the occurrence thereof, notice of any event having a Material Adverse Effect. (c) Conduct of Business. The Servicer will do all things necessary to remain duly organized, validly existing and in good standing as an entity in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted if the failure to have such authority could reasonably be expected to have a Material Adverse Effect. (d) Compliance with Laws. The Servicer will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject if the failure to comply could reasonably be expected to have a Material Adverse Effect. (e) Furnishing of Information and Inspection of Receivables. The Servicer will furnish to the Administrator and each Purchaser Agent from time to time such information with respect to the Pool Receivables as the Administrator or such Purchaser Agent may reasonably request. The Servicer will, at the Servicer’s expense, at any time during regular business hours with reasonable prior written notice (i) permit the Administrator or any Purchaser Agent, or their respective agents or representatives, (A) to examine and make copies of and abstracts from all

Exhibit IV-11 122351039\V-4 books and records relating to the Pool Receivables or other Pool Assets and (B) to visit the offices and properties of the Servicer for the purpose of examining such books and records, and to discuss matters relating to the Pool Receivables, other Pool Assets or the Servicer’s performance hereunder or under the other Transaction Documents to which it is a party with any of the officers or employees of the Servicer (provided that representatives of the Servicer are present during such discussions) having knowledge of such matters (each such visit, a “Servicer Review”); provided, that so long as no Termination Event has occurred and is continuing such examinations and visits shall not exceed one (1) per year and (ii) without limiting the provisions of clause (i) above, during regular business hours, at the Servicer’s expense, upon reasonable prior written notice from the Administrator, permit certified public accountants or other auditors acceptable to the Administrator and the Purchaser Agents to conduct, a review of its books and records with respect to the Pool Receivables; provided, that so long as no Termination Event has occurred and is continuing, the Servicer shall be required to reimburse the Administrator and Purchaser Agents for only one (1) such audit per year. For the avoidance of doubt, the Administrator may require examinations and audits in addition to the examinations and audits specified in clause (i) and clause (ii) above, but the expense of any such additional examination or audit shall be borne by the Administrator and not the Servicer. (f) Payments on Receivables, Accounts. The Servicer will at all times instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account. If any such payments or other Collections are received by the Servicer, it shall hold such payments in trust for the benefit of the Administrator and the Purchasers and promptly (but in any event within two (2) Business Days after receipt) remit such funds into a Collection Account. The Servicer will cause each Collection Account Bank to comply with the terms of each applicable Account Control Agreement. The Servicer will not permit the funds other than Collections on Pool Receivables and other Pool Assets to be deposited into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Servicer will promptly identify such funds for segregation. The Servicer will not commingle Collections or other funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled with any other funds. The Servicer shall only add or replace, a Collection Account Bank (or the related lock-box or post office box) or Collection Account to those listed on Schedule II to this Agreement if the Administrator has received notice of such addition or replacement, a copy of any new Account Control Agreement and an executed and acknowledged copy of an Account Control Agreement in form and substance acceptable to the Administrator from any such new Collection Account Bank. The Servicer shall only terminate a Collection Account Bank or close a Collection Account (or the related lock-box or post office box), upon thirty (30) days’ prior notice to and with the prior written consent of the Administrator. (g) Extension or Amendment of Pool Receivables. Except as otherwise permitted in Section 4.2(a) of this Agreement, the Servicer will not extend, amend or otherwise modify the terms of any Pool Receivable in any material respect, or amend, modify or waive, in any material respect, the provisions of any Contract related thereto, other than in accordance with the Credit and Collection Policy. The Servicer will timely and fully comply in all material respects with the Credit and Collection Policy with regard to each Pool Receivable and the related Contract. (h) Change in Business. The Servicer will not (i) make any material change in the character of its business, which change would materially and adversely impair the collectability

Exhibit IV-12 122351039\V-4 of the Pool Receivables taken as a whole or (ii) make any change in any Credit and Collection Policy that could reasonably be expected to materially adversely affect the collectability of the Pool Receivables taken as a whole, the credit quality of the Pool Receivables, taken as a whole, the enforceability of the Contracts, taken as a whole, or its ability to perform its obligations under the Contracts, taken as a whole, or the Transaction Documents, in the case of either clause (i) or (ii) above, without the prior written consent of the Administrator. (i) Records. The Servicer will maintain, implement and keep (i) administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts if originals are destroyed), (ii) adequate facilities, personnel and equipment and (iii) all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each new Pool Receivable and all Collections of, and adjustments to, each existing Pool Receivable). The Servicer will give the Administrator prior notice of any change in such administrative and operating procedures that causes them to be materially different from the procedures described to Administrator on or before the date hereof as the Servicer’s then existing or planned administrative and operating procedures for collecting Receivables. (j) Ownership Interest, Etc. The Servicer shall, at its expense, take all action reasonably necessary or desirable to establish and maintain a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, in the Pool Receivables, the Related Security and Collections with respect thereto, and a first priority perfected security interest in the Pool Assets, in each case free and clear of any Adverse Claim (other than Permitted Liens and Adverse Claims constituting Ineligible Amounts) in favor of the Administrator (on behalf of the Purchasers), including taking such action to perfect, protect or more fully evidence the interest of the Administrator (on behalf of the Purchasers) as the Administrator or any Purchaser Agent may reasonably request. (k) Anti-Laundering/International Trade Law Compliance. Subject to the Servicer’s knowledge, and after reasonable inquiry, no Covered Entity will become a Sanctioned Person. Subject to the Servicer’s knowledge, and after reasonable inquiry, no Covered Entity will (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) use the proceeds of any Purchase to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. The funds used to repay Servicer’s obligations under this Agreement and each of the other Transaction Documents will not be derived from any activity in violation of any Anti-Terrorism Law. Each Covered Entity shall comply with all Anti-Terrorism Laws. Servicer shall promptly notify the Administrator in writing upon the occurrence of a Reportable Compliance Event. 3. Separate Existence. Each of the Seller and the Servicer hereby acknowledges that the Purchasers and the Administrator are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon the Seller’s identity as a legal

Exhibit IV-13 122351039\V-4 entity separate from VWR, the Originators and their respective Affiliates. Therefore, from and after the date hereof, each of the Seller and the Servicer shall take all steps specifically required by this Agreement to continue the Seller’s identity as a separate legal entity and to make it apparent to third Persons that the Seller is an entity with assets and liabilities distinct from those of the VWR, any Originator and any other Person, and is not a division of VWR, any Originator or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each of the Seller and the Servicer shall take such actions as shall be required in order that the Seller: (a) not become involved in the day-to-day management of any other Person; (b) conduct all business correspondence of the Seller and other communication in the Seller’s own name, in its own stationery, through a separately listed telephone number and through its own authorized officers and/or agents; (c) make all investments to be made by it solely in its own name; (d) not commingle any of its assets with the assets of the Servicer or with those of any other Person and maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions, except to the extent, if any, permitted by any of the Transaction Documents or as the board of directors of the Seller may deem necessary or desirable; (e) maintain its company records and books of account and its financial and accounting books and records in compliance with generally accepted accounting principles, separate from those of the Servicer or from those of any other Person; (f) pay solely from its own assets all obligations, liabilities and indebtedness of any kind incurred by the Seller, and not pay, assume or guarantee from its assets any obligations, liabilities or indebtedness of the Servicer or any other Person or hold itself or its credit out as being available to satisfy the obligations of the Servicer or any other Person, provided that the Seller may reimburse the Servicer for the Seller’s fair and reasonable allocable portion of shared expenses with the Servcicer in furtherance of the stated purposes of the Seller as set forth in Section 1.3 of the Seller’s limited liability company agreement, provided further, that the Seller may enter into an employment-sharing agreement with the Servicer whereby the Seller may jointly employ any officer or employee of the Servicer and the Seller, and the Servicer will pay its fair and reasonable allocable portion of the salaries of and the expenses related to providing benefits to such officers and other employees for such joint employment; (g) not engage in transactions with any other Person except as expressly set forth in the Seller’s limited liability company agreement and the Transaction Documents and matters necessarily incident thereto; (h) at all times maintain and conduct its business from an office or offices separate and apart from those of the Servicer; provided to the extent that such office or offices are leased from the Servicer, the terms of that lease will be no more or less favorable to the Seller than could be obtained in a comparable arm’s-length transaction with an unaffiliated person, and such

Exhibit IV-14 122351039\V-4 office or offices will be conspicuously identified as the Seller’s office so it can be easily located by outsiders; (i) not enter into any transaction with any Affiliate, other than those transactions expressly contemplated by the Seller’s limited liability company agreement and the Transaction Documents or which have been entered into only on an arm’s length basis; (j) prepare separate financial statements, or if the Seller is part of a consolidated group, be shown as a separate member of such group; (k) prepare separate tax returns, unless the Seller is part of a consolidated, unified or similar group or is disregarded as separate from its sole owner for the purposes of such return; (l) transact all business with Affiliates on an arm’s length basis and pursuant to enforceable agreements; (m) maintain a sufficient number of employees or duly compensated agents in light of its contemplated business operations (which employees need not be full-time employees) compensate its employees (if any) and agents from its own available funds for services provided to it. In the event employees of the Seller participate in pension, insurance and other benefit plans of the Servicer or any Affiliate thereof, the Seller will on a current basis reimburse the Servicer or the relevant affiliate, as the case may be, for its pro rata share of the costs thereof; (n) not acquire obligations or securities of its member(s) or, except as otherwise provided in the Transaction Documents, pledge its assets for the benefit of any other Person; (o) not assume or guaranty any liabilities of its members; (p) hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other entity. The Seller will engage in transactions solely in its own name and through its own authorized officers and agents. Except to the extent provided in the Transaction Documents, no affiliate of the Company will be appointed as an agent of the Company; (q) correct any known misunderstanding regarding its separate identity; (r) maintain adequate capital in light of its contemplated business operations and not engage in any transaction with any of its affiliates involving any intent to hinder, delay or defraud any Person; and (s) shall at all times have at least one Independent Director (the “Independent Director”), who shall be a natural person who (i) has never been, and shall at no time be, an equityholder, director, officer, manager, member, partner, officer or employee, or any relative of the foregoing, of any member of the Parent Group (as hereinafter defined) (other than his or her service as an Independent Director of the Seller or an independent manager or director of any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, financial assets of any member or members of the Parent Group), (ii) is not a customer or supplier of any member of the Parent Group (other than his or

Exhibit IV-15 122351039\V-4 her (x) service as an Independent Director of the Seller or an independent manager or director of any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, financial assets of any member or members of the Parent Group or (y) being an immaterial customer of goods or services which are offered in the ordinary course of business of any Affiliate of the Company which is an Affiliate of the Company solely as a result of direct or indirect ownership of, or control by, a common financial sponsor), (iii) is not any member of the immediate family of a person described in (i) above, and (iv) has (x) prior experience as an independent manager or director for a corporation or limited liability company whose organizational or charter documents required the unanimous consent of all independent managers or directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (y) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities. For purposes of this clause 3(c), “Parent Group” shall mean (i) each Avantor Party (other than the Seller), (ii) each person that directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the membership interests in Avantor Funding, Inc., (iii) each person that controls, is controlled by or is under common control with Avantor Funding, Inc and (iv) each of such person’s officers, directors, managers joint venturers and partners. For the purposes of this definition, “control” of a person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. The Seller shall (A) give written notice to the Administrator of the election or appointment, or proposed election or appointment, of a new Independent Director of the Seller, which notice shall be given not later than ten (10) Business Days prior to the date such appointment or election would be effective (except when such election or appointment is necessary to fill a vacancy caused by the death, disability, or incapacity of the existing Independent Director, or the failure of such Independent Director to satisfy the criteria for an Independent Director set forth in this clause 3(c), in which case the Seller shall provide written notice of such election or appointment within one (1) Business Day) and (B) with any such written notice, certify to the Administrator that the Independent Director satisfies the criteria for an Independent Director set forth in this clause 3(c). The Seller’s limited liability company agreement shall provide that: (w) at least one member of the Seller’s Board of Managers shall be an Independent Director, (x) the Seller’s Board of Managers shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Seller unless a unanimous vote of the Seller’s Board of Managers (which vote shall include the affirmative vote of all Independent Managers) shall approve the taking of such action in writing prior to the taking of such action, (y) the Seller’s Board of Managers shall not vote on any matter requiring the vote of its Independent Directors under its certificate of formation or limited liability company agreement unless and until at least one Independent Director is then serving on the Seller’s Board of Managers and (z) the provisions requiring an Independent Director and the provision described in clauses (x) and (y) of this clause 3(c) cannot be amended without the prior written consent of each Independent Director (it being understood that, as used in this clause 3(c), “control” means the possession

Exhibit IV-16 122351039\V-4 directly or indirectly of the power to direct or cause the direction of management policies or activities of a person or entity whether through ownership of voting securities, by contract or otherwise). The Independent Director shall not at any time serve as a trustee in bankruptcy for any Avantor Party or any of their respective Affiliates. (t) The Independent Director shall not at any time serve as a trustee in bankruptcy for the Seller, VWR, any Originator or any of their respective Affiliates; (u) The Seller shall conduct its affairs strictly in accordance with its organizational documents and observe all necessary and customary company formalities; (v) Any employee, consultant or agent of the Seller will be compensated from the Seller’s funds for services provided to the Seller, and to the extent that Seller shares the same officers or other employees as VWR or any Originator (or any other Affiliate thereof), the salaries and expenses relating to providing benefits to such officers and other employees shall be fairly allocated among such entities; (w) The Seller will contract with the Servicer to perform for the Seller all operations required on a daily basis to service the Receivables Pool. The Seller will pay the Servicer the Servicing Fee pursuant hereto. (x) The Seller’s operating expenses will not be paid by VWR or any Originator or any Affiliate thereof; (y) The Seller’s books and records will be maintained separately from those of VWR, each Originator and any other Affiliate thereof and in a manner such that it will not be difficult or costly to segregate, ascertain or otherwise identify the assets and liabilities of Seller; (z) All financial statements of VWR or any Originator or any Affiliate thereof that are consolidated to include Seller will disclose that (i) the Seller is a separate legal entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of the Seller’s assets prior to any assets or value in the Seller becoming available to the Seller’s equity holders and (ii) the assets of the Seller are not available to pay creditors of VWR or the Originators or any other Affiliates of VWR or the Originators; (aa) The Seller’s assets will be maintained in a manner that permits their ready identification and segregation from those of VWR, the Originators or any Affiliates thereof; (bb) The funds or other assets of the Seller will not be commingled with those of VWR, the Originators or any Affiliates thereof except as permitted by this Agreement in connection with servicing the Pool Receivables. The Seller shall not maintain joint bank accounts or other depository accounts to which VWR or any Affiliate thereof (other than VWR in its capacity as the Servicer) has independent access. The Seller shall not be named, and shall not enter into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of VWR, the Originators or any Subsidiaries or other Affiliates thereof.

Exhibit IV-17 122351039\V-4 (cc) The Seller will maintain arm’s-length relationships with VWR, the Originators and any Affiliates thereof. Any Person that renders or otherwise furnishes services to the Seller will be compensated by the Seller at arms’-length rates for such services it renders or otherwise furnishes to the Seller. Neither the Seller on the one hand, nor VWR or any Originator, on the other hand, will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other. The Seller, VWR and the Originators will promptly correct any known misrepresentation with respect to the foregoing, and they will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity; and (dd) The Seller, VWR and each Originator shall fairly allocate overhead costs among them, and each shall bear its fair share of such expenses.

Exhibit V-1 122351039\V-4 EXHIBIT V TERMINATION EVENTS Each of the following shall be a “Termination Event”: (a) (i) the Parent, the Seller, VWR, any Originator or the Servicer shall fail to perform or observe any term, covenant or agreement under this Agreement or any other Transaction Document to which it is a party in any material respect (unless such term, covenant or agreement contains a material qualification, and, in such case, the failure to perform or observe such term, covenant or agreement shall be subject to the standard set forth in such term, covenant or agreement), except as otherwise provided herein, such failure shall, solely to the extent capable of cure, continue for ten (10) days after the earlier of any such Person’s actual knowledge or notice thereof or (ii) the Seller or the Servicer shall fail to make when due any payment or deposit to be made by it under this Agreement or any other Transaction Document and such failure shall remain unremedied for two (2) Business Days after the earlier of any such Person’s actual knowledge or notice thereof; (b) any representation or warranty made or deemed made by the Parent, the Seller, VWR, the Servicer or any Originator (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document to which it is a party, or any information or report delivered by the Parent, the Seller, VWR, the Servicer or any Originator pursuant to this Agreement or any other Transaction Document to which it is a party, shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered and, except as otherwise provided herein, such inaccuracy shall, solely to the extent capable of cure, continue for ten (10) days after the earlier of any such Person’s actual knowledge or notice thereof; (c) the Seller or the Servicer shall fail to deliver any (i) Information Package when due pursuant to this Agreement, and such failure shall remain unremedied for two (2) Business Days, (ii) if applicable, Weekly Report when due pursuant to this Agreement, and such failure shall remain unremedied for two (2) Business Days or (iii) if applicable, Daily Report when due pursuant to this Agreement, and such failure shall remain unremedied for two (2) Business Days; (d) this Agreement (and each Account Control Agreement, as applicable) or any Purchase pursuant to this Agreement shall for any reason: (i) cease to create, or the Purchased Interest shall for any reason cease to be, a valid and enforceable first priority perfected undivided percentage ownership or security interest to the extent of the Purchased Interest in each Pool Receivable, the Related Security and Collections with respect thereto in favor of the Administrator, free and clear of any Adverse Claim (other than Permitted Liens and Adverse Claims constituting Ineligible Amounts), or (ii) cease to create with respect to the Pool Assets, or the interest of the Administrator (for the benefit of the Purchasers) with respect to such Pool Assets shall cease to be, a valid and enforceable first priority perfected security interest in favor of the Administrator, free and clear of any Adverse Claim (other than Permitted Liens and Adverse Claims constituting Ineligible Amounts);

Exhibit V-2 122351039\V-4 (e) the Parent, the Seller, VWR, the Servicer or any Originator shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Parent, the Seller, VWR, the Servicer or any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Parent, the Seller, VWR, the Servicer or any Originator shall take any corporate action to authorize any of the actions set forth above in this paragraph; (f) the average for three consecutive Fiscal Months of: (i) the Default Ratio shall exceed 2.5%, (ii) the Delinquency Ratio shall exceed 13.0%, or (iii) the Dilution Ratio shall exceed 7.5%; (g) a Change in Control shall occur with respect to the Seller or any Originator (other than VWR); (h) a Change in Control shall occur with respect to VWR or the Parent and VWR shall fail to (i) provide notice thereof to the Administrator and each Purchaser Agent three (3) Business Days prior to such Change in Control, (ii) certify that, with respect to the Receivables Pool, that all Credit and Collection Policies will remain materially similar to those in effect prior to such Change in Control and (iii) submit to a field exam within thirty (30) days of such Change in Control; (i) the Purchased Interest shall exceed 100% for two (2) Business Days; (j) (i) the Parent, the Seller, VWR, the Servicer or any Originator shall fail to pay any principal or interest, regardless of amount, due in respect of any Debt (other than Debt described in clause (a) above) in excess of $200,000,000, when and as the same shall become due and payable (after giving effect to the applicable grace period of such Debt), which failure enables or permits (with or without the giving of notice, but after giving effect to the applicable grace period of such Debt) the holder or holders of such Debt or any trustee or agent on its or their behalf to cause any such Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or that is a failure to pay such Debt at its maturity or (ii) any other event or condition occurs that results in such Debt becoming due (after giving effect to the applicable grace period of such Debt) prior to its scheduled maturity or that enables or permits (with or without the giving of notice, but after giving effect to the applicable grace period of such Debt) the holder or holders of such Debt or any trustee or agent on its or their behalf to cause such Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that clause (ii) shall not apply to secured Debt (other than Debt described in clause (a) above) in

Exhibit V-3 122351039\V-4 excess of $35,000,000 that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt if such sale or transfer is otherwise permitted hereunder; (k) either the Internal Revenue Service or the Pension Benefit Guaranty Corporation shall have filed one or more notices of lien asserting a claim or claims in excess of $5,000,000 pursuant to the Internal Revenue Code, or ERISA, as applicable, against the assets of the Parent, the Seller, any Originator, VWR or any ERISA Affiliate; (l) commencing with the first full fiscal quarter after the Closing Date, the Consolidated First Lien Net Leverage Ratio calculated on a Pro Forma Basis as of the last day of any Test Period (but only if the last day of such Test Period constitutes a Compliance Date) shall be greater than or equal to 7.35:1.00; provided that, if at any time after the date hereof, the provisions of Section 7.11 (including the financial covenant definitions used therein) of the Credit Agreement (or the corresponding provisions in any amended, replacement or refinancing facility thereof) shall be amended, such provisions of such amendment shall apply, mutatis mutandis, to the corresponding provisions of this clause (l), which shall automatically be deemed to be amended to give effect thereto upon the effectiveness of such amendment, replacement or refinancing with no further action required by the parties hereto; (m) (i) one or more final judgments for the payment of money shall be entered against the Seller or (ii) there is entered against VWR, Servicer, the Parent or any of their Subsidiaries (other than the Seller) one or more final judgments or orders for the payment of money in an aggregate amount exceeding $200,000,000 after deducting (I) the amount with respect to which such Person or any such Subsidiary, as the case may be, is insured and with respect to which the insurer has assumed responsibility in writing, and (II) the amount for which such Person or any such Subsidiary, as the case may be, is otherwise reasonably expected to be indemnified and, there is a period of forty-five (45) days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; and (n) the “Purchase and Sale Termination Date” under and as defined in the Sale Agreement shall occur under the Sale Agreement (other than a Purchase and Sale Termination Date occurring solely as a result of an event described in clause (a), (c), (d) or (e) of the definition of Facility Termination Date) or the Originators shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to the Seller under the Sale Agreement.

Schedule I-1 122351039\V-4 SCHEDULE I CREDIT AND COLLECTION POLICY Delivered Under Separate Cover

Schedule II-1 122351039\V-4 SCHEDULE II COLLECTION ACCOUNT BANKS AND COLLECTION ACCOUNTS BANK LOCK-BOX NO. BANK ACCOUNT NO. PNC Bank, National Association N/A 8611903264 PNC Bank, National Association 640787 8610623885 PNC Bank, National Association 643276 8610623885 PNC Bank, National Association 630007 8610623885 PNC Bank, National Association 640169 8610623885 PNC Bank, National Association 676125 8610623885 PNC Bank, National Association 536788 8611704011 MUFG Union Bank, N.A. N/A 0083369595

Schedule III-1 122351039\V-4 SCHEDULE III ACTIONS AND PROCEEDINGS NONE

Annex A-1-1 122351039\V-4 ANNEX A-1 FORM OF INFORMATION PACKAGE (Attached)

Annex A-2-1 122351039\V-4 ANNEX A-2 FORM OF WEEKLY REPORT (Attached)

Annex A-3-1 122351039\V-4 ANNEX A-3 FORM OF DAILY REPORT (Attached)

Annex B-1 122351039\V-4 ANNEX B FORM OF PURCHASE NOTICE Dated as of [_______ __, 20____] PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222 Attention: [ ____________________] [Each Purchaser Agent] Ladies and Gentlemen: Reference is hereby made to the Receivables Purchase Agreement, dated as of [_______ __], 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Avantor Receivables Funding, LLC, as Seller, VWR International, LLC, as Servicer, the various Conduit Purchasers, Related Committed Purchasers, Purchaser Agents and LC Participants from time to time party thereto and PNC Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this Purchase Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. [This letter constitutes a Purchase Notice pursuant to Section 1.2(a) of the Receivables Purchase Agreement. Seller desires to sell an undivided percentage ownership interest in a pool of Receivables on __________, [20__], for a purchase price of [$ ][€]1__________2, denominated in [Dollars][Alternative Currency] and to accrue Discount at the [Term SOFR Rate][Daily SOFR Rate] 3 with a Tranche Period equal to [_____]] the Euro Amendment No. 1 Rate4 with a Tranche Period equal to [_____]]. Subsequent to this Purchase, the Aggregate Capital will be $ __________ consisting of $___________ of Dollar Purchases and €____________ of Alternative Currency Purchases.]5 [This letter constitutes a notice pursuant to Section 1.13(a) of the Receivables Purchase Agreement. Seller desires that the LC Bank issue Letters of Credit [currently issued under the [ __________]] on __________, [20__], with a face amount of [$][€] __________ denominated in [Dollars][Alternative Currency]. Subsequent to this Purchase, the LC Participation Amount will be $ __________ consisting of $___________ 1 Subject to Alternative Currency Sublimit. 2 Such amount shall not be less than $300,000 or €300,000, as applicable (or such lesser amount as agreed to by the Administrator and the Majority Purchaser Agents) and shall be in integral multiples of $100,000 or €100,000, as applicable, with respect to each Purchaser Group. 3 For Purchases funded other than by the issuance of Notes and denominated in Dollars. 4 For Purchases funded other than by the issuance of Notes and denominated in the Alternative Currency. 5 In the case of a Borrowing Request.

Annex B-2 122351039\V-4 of Letters of Credit denominated in Dollars and €____________ of Letters of Credit denominated in Alternative Currency.6 Seller hereby represents and warrants as of the date hereof, and as of the date of Purchase, as follows: (i) the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct in all material respects (unless such representation or warranty contains a material qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of the date of such purchase as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); (ii) no event has occurred and is continuing, or would result from such Purchase, that constitutes a Termination Event or Unmatured Termination Event; (iii) the sum of the Aggregate Capital plus the LC Participation Amount, after giving effect to any such Purchase shall not be greater than the Purchase Limit, and the Purchased Interest will not exceed 100%; and (iv) the Facility Termination Date has not occurred. 6 In the case of a request for an issuance of a Letter of Credit.

Annex B-3 122351039\V-4 IN WITNESS WHEREOF, the undersigned has caused this Purchase Notice to be executed by its duly authorized officer as of the date first above written. AVANTOR RECEIVABLES FUNDING, LLC By: _______________________________________ Name: ____________________________________ Title: _____________________________________

Annex C-1 122351039\V-4 ANNEX C FORM OF ASSUMPTION AGREEMENT Dated as of [_______ ___, 20____] THIS ASSUMPTION AGREEMENT (this “AGREEMENT”), dated as of [_______, ____], is among AVANTOR RECEIVABLES FUNDING, LLC (the “Seller”), [[__________], as purchaser (the “[__________] Conduit Purchaser”)], [__________], as the related committed purchaser (the “[__________] Related Committed Purchaser”), [__________], as related LC participant (the “[__________] LC Participant” and together with the Conduit Purchaser and the Related Committed Purchaser, the “[__________] Purchasers”), and [__________], as agent for the [__________] Purchasers (the “[__________] Purchaser Agent” and together with the [_________] Purchasers, the “[__________] Purchaser Group”). BACKGROUND The Seller and various others are parties to that certain Receivables Purchase Agreement dated as of [_______ __], 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement. NOW, THEREFORE, the parties hereto hereby agree as follows: SECTION 1. This letter constitutes an Assumption Agreement pursuant to Section 1.2(f) of the Receivables Purchase Agreement. The Seller desires [the [__________] Purchasers] [the [__________] Related Committed Purchaser][__________] related LC Participant] to [become Purchasers under] [increase its existing Commitment under] the Receivables Purchase Agreement and upon the terms and subject to the conditions set forth in the Receivables Purchase Agreement, the [__________] Purchasers agree to [become Purchasers thereunder] [increase its Commitment in an amount equal to the amount set forth as the “Commitment” under the signature of such [__________] Related Committed Purchaser hereto] [increase its Commitment in an amount equal to the amount set forth as the “Commitment” under the signature of such [__________] related LC Participant hereto]. Seller hereby represents and warrants to the [__________] Purchasers as of the date hereof, as follows: (i) the representations and warranties of the Seller contained in Exhibit III of the Receivables Purchase Agreement are true and correct in all material respects on and as the date of such purchase or reinvestment as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); (ii) no event has occurred and is continuing, or would result from such Purchase, that constitutes a Termination Event or an Unmatured Termination Event; and

Annex C-2 122351039\V-4 (iii) the Facility Termination Date has not occurred. SECTION 2. Upon execution and delivery of this Agreement by the Seller and each member of the [__________] Purchaser Group, satisfaction of the other conditions to assignment specified in Section 1.2(f) of the Receivables Purchase Agreement (including the written consent of the Administrator and each Purchaser Agent) and receipt by the Administrator and Seller of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the parties hereto, [the [__________] Purchasers shall become a party to, and have the rights and obligations of Purchasers under, the Receivables Purchase Agreement][the [__________] Related Committed Purchaser shall increase its Commitment in the amount set forth as the “Commitment” under the signature of the [__________] Related Committed Purchaser hereto][the [__________] related LC Participant shall increase its Commitment in the amount set forth as the “Commitment” under the signature of the [__________] related LC Participant hereto]. SECTION 3. Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by such Conduit Purchaser is paid in full. The covenant contained in this paragraph shall survive any termination of the Receivables Purchase Agreement. SECTION 4. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. SECTION 5. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement. (signatures commence on following page)

Annex C-3 122351039\V-4 IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written. [[ ___________________ ], as a Conduit Purchaser By: _______________________________________ Name: ____________________________________ Title: ____________________________________ ] [Address] [ ___________ ], as a Related Committed Purchaser By: _______________________________________ Name: ____________________________________ Title: _____________________________________ [Address] [Commitment] [ __________________ ], as a related LC Participant By: _______________________________________ Name: ____________________________________ Title: _____________________________________ [Address] [Commitment] [ ______________ ], as Purchaser Agent for [_____] By: _______________________________________ Name: ____________________________________ Title: _____________________________________ [Address]

Annex C-4 122351039\V-4 AVANTOR RECEIVABLES FUNDING, LLC, as Seller By: ___________________________ Name: ________________________ Title: _________________________ Consented and Agreed: PNC BANK, NATIONAL ASSOCIATION, as Administrator By: ___________________________ Name: ________________________ Title: _________________________ Address: PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222 PNC BANK, NATIONAL ASSOCIATION, as LC Bank By: ___________________________ Name: ________________________ Title: _________________________ Address: PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222 [THE PURCHASER AGENTS] By: ___________________________ Name: ________________________ Title: _________________________ [Address]

Annex D-1 122351039\V-4 ANNEX D FORM OF TRANSFER SUPPLEMENT Dated as of [_______ ___, 20_______] Section 1. Commitment assigned: $___________ Assignor’s remaining Commitment: $___________ Capital allocable to Commitment assigned: $___________ Assignor’s remaining Capital: $___________ Discount (if any) allocable to Capital assigned: $___________ Discount(if any) allocable to Assignor’s remaining Capital: $___________ Section 2. Effective Date of this Transfer Supplement: [__________] Upon execution and delivery of this Transfer Supplement by transferee and transferor and the satisfaction of the other conditions to assignment specified in Section 6.3(c) of the Receivables Purchase Agreement (as defined below), from and after the effective date specified above, the transferee shall become a party to, and have the rights and obligations of a Related Committed Purchaser under, the Receivables Purchase Agreement, dated as of [_______ __], 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Avantor Receivables Funding, LLC, as Seller, VWR International, LLC, as initial Servicer, the various Purchasers, Purchaser Agents and LC Participants from time to time party thereto, and PNC Bank, National Association, as Administrator and as LC Bank.

Annex D-2 122351039\V-4 ASSIGNOR: [__________], as a Related Committed Purchaser By: _______________________________________ Name: ____________________________________ Title: _____________________________________ ASSIGNEE: [__________], as a Purchasing Related Committed Purchaser By: _______________________________________ Name: ____________________________________ Title: _____________________________________ [Address] Accepted as of date first above written: [__________], as Purchaser Agent for the [__________] Purchaser Group By: ___________________________ Name: ________________________ Title: _________________________ Avantor Receivables Funding, LLC, as Seller By: ___________________________ Name: ________________________ Title: _________________________

Annex E-1 122351039\V-4 ANNEX E FORM OF PAYDOWN NOTICE Dated as of [___________ __, 20__] PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222 Attention: [__________] [Each Purchaser Agent] Ladies and Gentlemen: Reference is hereby made to the Receivables Purchase Agreement, dated as of [_______ __], 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Avantor Receivables Funding, LLC, as Seller, VWR International, LLC, as Servicer, the various Purchasers, Purchaser Agents and LC Participants from time to time party thereto and PNC Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this paydown notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. This letter constitutes a paydown notice pursuant to Section 1.4(f)(i) of the Receivables Purchase Agreement. The Seller desires to reduce the Aggregate Capital on __________, __________ by the application of $ __________ in cash to pay Aggregate Capital and Discount to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Capital, together with all costs related to such reduction of Aggregate Capital. Subsequent to this paydown, the aggregate outstanding Capital will be $ __________consisting of $___________ of Dollar Purchases and €____________ of Alternative Currency Purchases.

Annex E-2 122351039\V-4 IN WITNESS WHEREOF, the undersigned has caused this paydown notice to be executed by its duly authorized officer as of the date first above written. AVANTOR RECEIVABLES FUNDING, LLC By: _______________________________________ Name: ____________________________________ Title: _____________________________________

Annex F-1 122351039\V-4 ANNEX F FORM OF LETTER OF CREDIT APPLICATION (Attached)